Exhibit (10.1)

Execution Version

Third Amendment to Amended and Restated Credit Agreement

This Third Amendment to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of November 4, 2025, by and among EASTMAN KODAK COMPANY, a New Jersey corporation (the “Borrower”), the other undersigned Loan Parties (as defined in the Credit Agreement (as defined below)) identified on the signature pages hereto, the undersigned Lenders identified on the signature pages hereto (the “Lenders”), and Alter Domus (US) LLC, as administrative agent (in such capacity, the “Administrative Agent”).

Recitals

A.
The Borrower, the Administrative Agent and the undersigned Lenders (the “Lenders”) are party to that certain Amended and Restated Credit Agreement, dated as of June 30, 2023, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of February 26, 2025, and that certain Second Amendment to Amended and Restated Credit Agreement, dated as of May 7, 2025 (as in effect prior to the effect of this Amendment, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”).
B.
The Borrower has requested that certain changes be made to the Existing Credit Agreement, and the Administrative Agent and the undersigned Lenders, constituting 100% of the Lenders under the Existing Credit Agreement, are willing to agree to the amendment of the Existing Credit Agreement as set forth in Section 2 hereof, in each case, on the terms and conditions set forth in this Amendment.
C.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.

1.1 All capitalized terms used herein, including the Recitals, but not defined herein shall have the same meanings herein as such terms have in the Credit Agreement.

2. Amendment. On and as of the Third Amendment Effective Date, subject to the terms and conditions set forth herein:

2.1 The Existing Credit Agreement (but, for the avoidance of doubt, not the Schedules or Exhibits attached thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

3. Representations of the Loan Parties. To induce the Administrative Agent and each of the Lenders to execute and deliver this Amendment, each Loan Party represents and warrants as of the Third Amendment Effective Date that:

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3.1 the execution, delivery and performance by each Loan Party of this Amendment (a) are within each Loan Party’s corporate powers, and have been duly authorized by all necessary corporate action; (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Loan Parties or any order of any Governmental Authority applicable to the Borrower or any Loan Party; (c) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority with competent jurisdiction over the Borrower or any Loan Party, except (i) such as have been obtained or made and are in full force and effect, (ii) any consent or approval of, registration or filings necessary to perfect Liens created under the Loan Documents (or release existing Liens) and (iii) immaterial consents, approvals, registrations or filings; and (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the other Loan Parties or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the other Loan Parties, except with respect to any default, conflict, breach or contravention or payment, to the extent that such violation, conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect;

3.2 this Amendment has been duly executed and delivered by each Loan Party and constitutes, when executed and delivered by such Loan Party, a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

3.3 after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

3.4 none of the execution, delivery or performance of this Amendment impairs the validity of the Liens granted pursuant to the Loan Documents, which Liens, remain valid, subsisting and perfected to the same extent and secure the Obligations with the same priority required by the Loan Documents; and

3.5 all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

4. Conditions Precedent to Effective Date. This Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived by the Lenders in writing) (such date, the “Third Amendment Effective Date”):

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4.1 the Administrative Agent and the Lenders shall have received duly executed counterparts of this Amendment from each of the Borrower, the other Loan Parties and each of the Lenders;

4.2 the representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such earlier date), in each case, without duplication of materiality qualifiers; and

4.3 no Default or Event of Default shall exist or have occurred and be continuing (after giving effect to the provisions of this Amendment).

5. Effect of this Amendment; No Novation. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, reaffirmed and confirmed by each Loan Party as of the Third Amendment Effective Date and the Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. On and after the Third Amendment Effective Date, the Credit Agreement and this Amendment shall be read and construed as one agreement. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. The parties hereto acknowledge and agree that this Amendment does not constitute a novation, satisfaction, payment, re-borrowing or termination of the “Obligations” under the Existing Credit Agreement or the other Loan Documents, and that all such “Obligations” under the Existing Credit Agreement or the other Loan Documents are in all respects continued and outstanding as “Obligations” under the Credit Agreement. The parties hereto hereby acknowledge and agree that this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

6. Entire Agreement. This Amendment represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

7. Governing Law and Waiver of Right to Trial by Jury.

7.1 THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

7.2 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court of the Southern District of New York, in each case sitting in New York County, and any appellate court from any thereof (and, to the extent necessary to

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enforce the Administrative Agent’s or the Lenders’ rights under the Loan Documents, courts where Collateral may be located or deemed to be located and any appellate court thereof), in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment relating to any Loan Document, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

7.3 Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 7.2. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

7.4 Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

7.5 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

9. Further Assurances. Each of the Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by the Administrative Agent or the Lenders to effectuate the provisions and purposes of this Amendment.

10. Amendment; Final Agreement. This Amendment may not be amended, supplemented, or otherwise modified except by a written agreement entered into in accordance with Section 9.02 of the Credit Agreement. This Amendment represents the final agreement between the parties and may not

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be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

11. Fees and Expenses. The Borrower shall pay all reasonable and documented fees, costs and expenses incurred by the Administrative Agent and the Lenders to the extent required pursuant to Section 9.03 of the Credit Agreement in connection with this Amendment and the other instruments and documents being executed and delivered in connection herewith and the transactions contemplated hereby and matters herein.

12. Counterparts. This Amendment may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

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This Third Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

Borrower

Eastman Kodak Company

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Treasurer

[Third Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

Other Loan Parties

Kodak (Near East), Inc.

Kodak Americas, Ltd.

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Treasurer

Eastman Kodak International Capital Company, Inc.

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Director, President & Treasurer

Kodak International Finance Limited

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Director

Kodak Canada ULC

Kodak Philippines, Ltd.

Graphic Systems Services, Inc.

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Director & Treasurer

Kodak Limited

By: /s/ Helen Griffiths

Name: Helen Griffiths

Title: Director

[Third Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

Accepted and agreed to.

ALTER DOMUS (US) LLC, as Administrative Agent

By: /s/ Pinju Chiu

Name: Pinju Chiu

Title: Associate Counsel

[Third Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

KENNEDY LEWIS (EU) SPV LP, as a Lender

By: Kennedy Lewis Management LP, its Investment

Advisor

By: /s/ Anthony Pasqua

Name: Anthony Pasqua

Title: Authorized Signatory

KLIM DELTA HQC3 LP, as a Lender

By: Kennedy Lewis Management LP, its Investment

Advisor

By: /s/ Anthony Pasqua

Name: Anthony Pasqua

Title: Authorized Signatory

KENNEDY LEWIS CAPITAL PARTNERS

MASTER FUND II LP, as a Lender

By: Kennedy Lewis Management LP, its Investment

Advisor

By: /s/ Anthony Pasqua

Name: Anthony Pasqua

Title: Authorized Signatory

[Third Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

KENNEDY LEWIS CAPITAL PARTNERS

MASTER FUND III LP, as a Lender

By: Kennedy Lewis Management LP, its Investment

Advisor

By: /s/ Anthony Pasqua

Name: Anthony Pasqua

Title: Authorized Signatory

KLCP CO-INVESTMENT OPPORTUNITIES III

LP, as a Lender

By: Kennedy Lewis Management LP, its Investment

Advisor

By: /s/ Anthony Pasqua

Name: Anthony Pasqua

Title: Authorized Signatory

KITKA FUND LP, as a Lender

By: Kennedy Lewis Management LP, its Investment

Advisor

By: /s/ Anthony Pasqua

Name: Anthony Pasqua

Title: Authorized Signatory

[Third Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

FP CREDIT PARTNERS II AIV, L.P., as a Lender

By: FP Credit Partners GP II, L.P.

Its: General Partner

By: FP Credit Partners GP II Management, LLC

Its: General Partner

By: /s/ Scott Eisenberg

Name: Scott Eisenberg

Title: Managing Director

FP CREDIT PARTNERS PHOENIX II AIV, L.P., as a Lender

By: FP Credit Partners GP II, L.P.

Its: General Partner

By: FP Credit Partners GP II Management, LLC

Its: General Partner

By: /s/ Scott Eisenberg

Name: Scott Eisenberg

Title: Managing Director

[Third Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

Conformed through the ~~Second~~Third Amendment, dated ~~May 7~~November 4, 2025

Exhibit A

Amended Credit Agreement

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_________________________________

____________________________________________________

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of ~~the First Amendment Effective Date~~June 30, 2023

as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of February 26, 2025, the Second Amendment to Amended and Restated Credit Agreement, dated as of May 7, 2025, and the Third Amendment to Amended and Restated Credit Agreement, dated as of November 4, 2025 by and among

EASTMAN KODAK COMPANY,

as Borrower

THE LENDERS PARTY HERETO,
as Lenders,

and

Alter domus (US) LLC

as Administrative Agent

____________________________________________________

____________________________________________________

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4933-2630-4118 v.6

TABLE OF CONTENTS

Page

Article I
Definitions

Section 1.01. Defined Terms 1

Section 1.02. Divisions 29

Section 1.03. Terms Generally 29

Section 1.04. Accounting Terms; GAAP ~~29~~30

Section 1.05. Rounding 30

Section 1.06. Times of Day 30

Section 1.07. Timing of Payment or Performance 30

Section 1.08. Pro Forma Calculations 30

Section 1.09. Certifications ~~30~~31

Article II
The Credits

Section 2.01. Refinancing Term Loan Commitments 31

Section 2.02. [Reserved] 31

Section 2.03. Requests for Borrowings 31

Section 2.04. Funding of Borrowings. 31

Section 2.05. Repayment of Loans; Evidence of Debt. ~~31~~32

Section 2.06. Prepayment of Loans 32

Section 2.07. Fees 36

Section 2.08. Interest 36

Section 2.09. Increased Costs. 37

Section 2.10. Taxes ~~38~~37

Section 2.11. Payments Generally; Pro Rata Treatment; Sharing of Setoffs 40

Section 2.12. Mitigation Obligations; Replacement of Lenders 41

Section 2.13. Extensions of Loans 42

Section 2.14. [Reserved] 43

Section 2.15. Defaulting Lenders 43

Article III
Representations and Warranties

Section 3.01. Organization; Powers 43

Section 3.02. Authorization; Enforceability 44

Section 3.03. Governmental Approvals; No Conflicts 44

Section 3.04. Financial Condition; No Material Adverse Effect 44

Section 3.05. Properties 44

Section 3.06. Litigation and Environmental Matters ~~45~~44

Section 3.07. Compliance with Laws and Agreements 45

Section 3.08. Investment Company Status 45

Section 3.09. Taxes 45

Section 3.10. Employee Benefit Plans 45

Section 3.11. Disclosure 46

Section 3.12. Subsidiaries 46

Section 3.13. Use of Proceeds 46

Section 3.14. Labor Matters 46

Section 3.15. Security Documents 47

Section 3.16. Federal Reserve Regulations 47

Section 3.17. Anti-Terrorism Laws ~~48~~47

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Section 3.18. Senior Indebtedness 48

Section 3.19. Solvency 48

Section 3.20. No Default 48

Article IV
[RESERVED]

Article V
Affirmative Covenants

Section 5.01. Financial Statements and Other Information 49

Section 5.02. Notices of Material Events 51

Section 5.03. Information Regarding Collateral 52

Section 5.04. Existence; Conduct of Business 52

Section 5.05. Payment of Taxes 52

Section 5.06. Maintenance of Properties 52

Section 5.07. Insurance. 52

Section 5.08. Books and Records; Inspection and Audit Rights 53

Section 5.09. Compliance with Laws and Contractual Obligations 53

Section 5.10. Additional Subsidiaries 53

Section 5.11. Further Assurances 54

Section 5.12. Cash Management 54

Section 5.13. Designation of Subsidiaries 55

Section 5.14. Benefit Plans Payments 55

Section 5.15. Lender Meetings 55

Section 5.16. Environmental Matters 55

Section 5.17. Post-Closing Obligations; Material Foreign Jurisdictions 56

Section 5.18. Triggering Event. 56

Section 5.19. ~~Plan Reversion Proceeds~~[Reserved] 57

Section 5.20. International Trade Controls 57

Article VI
Negative Covenants

Section 6.01. Indebtedness; Certain Equity Securities 57

Section 6.02. Liens 61

Section 6.03. Fundamental Changes ~~64~~63

Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions ~~64~~63

Section 6.05. Asset Sales ~~66~~65

Section 6.06. Sale and Leaseback Transactions ~~68~~67

Section 6.07. Hedging Agreements ~~68~~67

Section 6.08. Restricted Payments; Certain Payments of Indebtedness ~~68~~67

Section 6.09. Transactions with Affiliates ~~69~~68

Section 6.10. Restrictive Agreements 69

Section 6.11. Amendment of Material Documents ~~71~~70

Section 6.12. Limitation on Change in Fiscal Year ~~71~~70

Section 6.13. Consolidated Capital Expenditures ~~71~~70

Section 6.14. International Trade Controls 71

Article VII
Events of Default

Section 7.01. Events of Default ~~72~~71

Section 7.02. Remedies Upon Event of Default 73

Section 7.03. Application of Funds ~~74~~73

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Article VIII
The Agent

Section 8.01. Appointment and Administration by Administrative Agent ~~75~~74

Section 8.02. Reserved. ~~75~~74

Section 8.03. Agreement of Applicable Lenders ~~75~~74

Section 8.04. Liability of Agent ~~75~~74

Section 8.05. Notice of Default ~~76~~75

Section 8.06. Credit Decisions 76

Section 8.07. Reserved. 76

Section 8.08. Rights of Agent 76

Section 8.09. Notice of Transfer ~~77~~76

Section 8.10. Successor Agent ~~77~~76

Section 8.11. Relation Among the Lenders ~~77~~76

Section 8.12. Reports and Financial Statements ~~77~~76

Section 8.13. Agency for Perfection ~~78~~77

Section 8.14. Collateral and Guaranty Matters ~~78~~77

Section 8.15. Erroneous Payments. ~~79~~78

Article IX
Miscellaneous

Section 9.01. Notices ~~80~~79

Section 9.02. Waivers; Amendments ~~82~~81

Section 9.03. Expenses; Indemnity; Damage Waiver ~~83~~82

Section 9.04. Successors and Assigns ~~85~~84

Section 9.05. Survival 89

Section 9.06. Counterparts; Integration; Effectiveness ~~90~~89

Section 9.07. Severability ~~90~~89

Section 9.08. Right of Setoff ~~90~~89

Section 9.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS 90

Section 9.10. WAIVER OF JURY TRIAL ~~91~~90

Section 9.11. Headings ~~91~~90

Section 9.12. Confidentiality ~~91~~90

Section 9.13. Interest Rate Limitation ~~92~~91

Section 9.14. Patriot Act ~~92~~91

Section 9.15. Additional Waivers ~~92~~91

Section 9.16. No Advisory or Fiduciary Responsibility ~~93~~92

Section 9.17. Intercreditor Agreement 93

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ANNEX

Annex A Loan Parties

Annex B Lenders and Commitments

SCHEDULES

Schedule 1.01(A) Acceptable Foreign Currency

Schedule 1.01(B) Target Non-Core Assets

Schedule 3.06 Litigation

Schedule 3.10 Pension Plan Obligations

Schedule 3.12 Subsidiaries

Schedule 3.14 Strikes, Lockouts and Slowdowns

Schedule 3.15(a) UCC Filings

Schedule 3.15(b) Intellectual Property Filings

Schedule 5.01 Internet Addresses

Schedule 5.12(a) DDA Accounts and Lockboxes

Schedule 5.12(e) Disbursement Accounts

Schedule 5.17 Post-Closing Obligations

Schedule 5.17(b) Subsidiaries in Material Foreign Jurisdictions

Schedule 6.01 Existing Indebtedness

Schedule 6.02 Existing Liens

Schedule 6.04 Existing Investments

Schedule 6.05 [Reserved]

Schedule 6.09 Transactions with Affiliates

Schedule 6.10 Existing Restrictions

Schedule 7.01(k) Judgments

EXHIBITS

Exhibit A Form of Assignment and Acceptance

Exhibit B Form of Cash/PIK Election Notice

Exhibit C Form of Security Agreement

Exhibit D [Reserved]

Exhibit E [Reserved]

Exhibit F Forms of Tax Certificates

Exhibit G Form of Request for Borrowing

Exhibit H [Reserved]

Exhibit I Form of Promissory Note

Exhibit J Form of Affiliate Assignment Agreement

Exhibit K Form of Solvency Certificate

Exhibit L Auction Procedures

Exhibit M Form of Compliance Certificate

Exhibit N Form of Intercompany Subordination Agreement

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AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT ~~(as~~dated as of June 30, 2023 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of February 26, 2025, the Second Amendment to Amended and Restated Credit Agreement, dated as of May 7, 2025 and the Third Amendment to Amended and Restated Credit Agreement, dated as of November 4, 2025, and as further amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) ~~dated as of the First Amendment Effective Date,~~, among EASTMAN KODAK COMPANY, a New Jersey corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), and Alter Domus (US) LLC, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, each of the Borrower, the Administrative Agent and the lenders party thereto (the “Existing Lenders”) is a party to that certain Credit Agreement, dated as of February, 26, 2021 (as in effect prior to the First Amendment Effective Date (as defined below), the “Existing Credit Agreement”), pursuant to which the Existing Lenders extended to the Borrower a senior secured first lien term loan (the “Existing Term Loan Facility”) in an aggregate original principal amount of $275,000,000.

WHEREAS, the Borrower has requested (i) to repay the Existing Term Loan Facility in its entirety and (ii) that the Lenders extend to the Borrower a senior secured first lien term loan facility in the aggregate principal amount of $450,000,000 (the “Refinancing Term Loan”).

WHEREAS, (i) the Existing Lenders have agreed to accept such repayment of the Existing Term Loan Facility, (ii) the Existing Lenders have agreed to waive the “make-whole” portion of the Prepayment Premium set forth in Section 2.06(c)(i)(x) of the Existing Credit Agreement that would otherwise be due and payable in connection with the repayment of the Existing Term Loan Facility, (iii) the Existing Lenders and the Lenders have agreed to amend the Existing Credit Agreement pursuant to the First Amendment and (iv) the Lenders have agreed to extend the Refinancing Term Loan on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

Article I

Definitions
Section 1.01.
Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Acceptable Foreign Currency” means Pounds Sterling, and Euros, and the currencies listed on Schedule 1.01(A), any other currency used in the ordinary course of business of the Borrower and its Subsidiaries for cash management purposes outside the United States and other currency as may be approved by the Administrative Agent from time to time in its sole discretion.

“Account” has the meaning set forth in the UCC.

“Account Control Agreement” means, with respect to a Deposit Account or Securities Account (in each case, other than an Excluded Account) established by a Loan Party, an agreement, in form and substance reasonably satisfactory to the Administrative Agent, establishing Control (as defined in the Security Agreement) of such Deposit Account or Securities Account by the Administrative Agent in accordance with the terms of the Security Agreement and the Intercreditor Agreement (it being understood and agreed that Account Control Agreements substantially in the form of the existing agreement previously delivered in connection with the Existing Term Loan Facility are in form and substance reasonably acceptable to the Administrative Agent).

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“Administrative Agent” means Alter Domus (US) LLC, in its capacity as administrative agent for the Lenders hereunder, together with its permitted successors and assigns (including assignment of its agency role hereunder to a third party) in such capacity.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent or any comparable form approved by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliate Assignment Agreement” means an Assignment and Assumption Agreement substantially in the form of Exhibit J, with such amendments or modifications as may be agreed by the Administrative Agent.

“Agency Fee Letter” means the Agency Fee Letter, dated as of the Closing Date, between the Borrower and the Agent, as amended, amended and restated and modified from time to time.

“Agent” means the Administrative Agent.

“Aggregate Outstandings” means, at any time, the aggregate outstanding principal balance of the Loans of all Lenders at such time.

“Agreement” has the meaning set forth in the preamble hereto.

“Aluminum Litigation” means, collectively, (i) those certain cases pending as of the Closing Date in the United States District Court for the Southern District of New York with docket numbers 1:14-cv-06849-PAE and 1:13-md-02481-PAE and (ii) Eastman Kodak Company & Ors-v.-Glencore PLC & Ors (Claim No. CP-2018-000034), pending as of the Closing Date in the courts of the United Kingdom.

“Applicable Law” means, as to any Person, all statutes, rules, regulations, orders, or other requirements having the force of law and applicable to such Person, and all court orders and injunctions, and/or similar rulings and applicable to such Person, in each case of or by any Governmental Authority, or court, or tribunal which has jurisdiction over such Person, or any property of such Person.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the fourth decimal place) of (a) prior to the funding of the Loans on the First Amendment Effective Date, the amount of such Lender’s Commitment at such time to the aggregate amount of Commitments of all Lenders at such time and (b) thereafter, the outstanding principal balance of such Lender’s Loan at such time to the Aggregate Outstandings at such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as applicable.

“Approved Fund” means any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Asset Sale” means (i) any Disposition (other than any such Disposition permitted by Sections 6.05(a), (b), (d)(i), (h), (i), (m) and (o)); provided that any Disposition (other than any Disposition relating to the Target Non-Core Assets) that yields Net Proceeds to the Borrower or any of its Restricted Subsidiaries in an amount equal to or less than $5,000,000 for any such individual Disposition and $10,000,000 in the aggregate for all such Dispositions in any fiscal year shall not constitute an Asset Sale, and (ii) any Disposition of Target Non-Core Assets.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed or advised by the same investment advisor or investment manager or by affiliated investment advisors or investment managers.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative

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Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent and, solely with respect to those assignments with which the consent of the Borrower is required by Section 9.04, the Borrower.

“Attributable Indebtedness” means, on any date, with respect to any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease.

“Auction” has the meaning set forth in Section 9.04(b).

“Auction Manager” means (a) the Administrative Agent or (b) any financial institution or advisor selected by Borrower and consented to by the Administrative Agent (such consent not to be unreasonably withheld or delayed) to act as an arranger in connection with any repurchases pursuant to Section 9.04(b)(v), provided that the Borrower shall not designate the Administrative Agent as the Auction Manager without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Manager).

“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101 et seq.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Bona Fide Debt Fund” means a debt fund or other investment vehicle engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds or similar extensions of credit in the ordinary course of business and whose managers have fiduciary duties to third party investors in such fund or investment vehicle.

“Borrower” has the meaning set forth in the preamble hereto.

“Borrower Deleveraging Milestone Date” means the first date after the First Amendment Effective Date on which the aggregate principal amount of Loans outstanding is less than or equal to $200,000,000, as evidenced in a certificate of a Responsible Officer delivered to the Agent.

“Borrower Materials” has the meaning set forth in Section 5.01.

“Borrowing” means a borrowing of Loans pursuant to Section 2.03.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Calculation Date” has the meaning set forth in Section 2.06(c).

“Capital Expenditures” means, without duplication, any expenditure of money for any purchase or other acquisition of any asset which, in conformity with GAAP, would be required to be classified as a capital expenditure on the consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries; provided that the term “Capital Expenditures” shall not include (i) any additions to property, plant and equipment and other expenditures made in connection with the replacement, substitution, restoration, repair or improvement of assets to the extent made with (w) the proceeds of equity issuances of, or capital contributions to, the Borrower, (x) Indebtedness borrowed by any Loan Party or any Restricted Subsidiary in connection with such capital expenditures, (y) the proceeds from any casualty insurance or condemnation or eminent domain paid on account of the loss of or damage to the assets being replaced, substituted, restored, repaired or improved, to the extent that the proceeds therefrom are utilized or committed to be utilized for capital expenditures within twelve (12) months of the receipt of such proceeds and (if so committed) are so utilized within eighteen (18) months of the receipt of such proceeds, or (z) the proceeds from any sale or other disposition of the Borrower’s or any Restricted Subsidiary’s assets (other than assets consisting of Accounts and the proceeds thereof), to the extent that the proceeds therefrom are utilized or committed to be utilized

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for capital expenditures within twelve (12) months of the receipt of such proceeds and (if so committed) are so utilized within eighteen (18) months of the receipt of such proceeds, (ii) the purchase price of equipment that is purchased substantially contemporaneously with the trade-in of existing equipment solely to the extent of the amount of such purchase price reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (iii) expenditures that constitute operating lease expenses in accordance with GAAP, (iv) expenditures that constitute Permitted Acquisitions or other investments that consist of the purchase of a business unit, line of business or a division of a Person or all or substantially all of the assets of a Person, (v) any expenditures which are paid by a third party or which are contractually required to be, and are, reimbursed to the Loan Parties in cash by a third party (including landlords) during such period of calculation or (vi) any non-cash capitalized interest expense reflected as additions to property, plant or equipment in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries.

“Capital Lease Obligations” means, with respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as a “finance lease” on a balance sheet of such Person under GAAP and the amount of which obligations shall be the amount thereof shown as a liability on such balance sheet as determined in accordance with GAAP.

“Captive Insurance Subsidiary” means any Subsidiary that is subject to regulation as an insurance company.

“Cash and Cash Equivalents” means:

(a) Dollars and Acceptable Foreign Currencies;

(b) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality of the United States of America (provided that the full faith and credit of the United States of America is pledged in support of those securities) having maturities of not more than twenty-four (24) months from the date of acquisition;

(c) obligations issued or fully guaranteed by any state of the United States of America or any political subdivision of any such state or province or any instrumentality thereof maturing within one year from the date of acquisition and having a rating of either “A” or better from S&P, A2 or better from Moody’s;

(d) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, banker’s acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any Lender or with any United States commercial bank having capital and surplus in excess of $250,000,000;

(e) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (b), (c), and (d) above entered into with any financial institution meeting the qualifications specified in clause (d) above;

(f) commercial paper rated at least “P2” by Moody’s or at least “A2” by S&P, in each case, maturing within one year after the date of acquisition;

(g) money market funds that either are (x) SEC.270.2a-7 compliant, (y) enhanced cash funds having a weighted average maturity of not greater than 120 days or (z) principally investing in assets of the types described in clauses (a) through (f) above; and

(h) offshore overnight interest bearing deposits in foreign branches of the Administrative Agent, any Lender or an Affiliate of a Lender, or

(i) instruments equivalent to those referred to in clauses (a) through (h) above of comparable tenor to those referred to above, denominated in any Acceptable Foreign Currency and used in the ordinary course of business of the Borrower and its Subsidiaries for cash management purposes in any jurisdiction outside the United States of

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America to the extent reasonably required or advisable in connection with any business conducted by the Borrower or any Subsidiary.

“Cash Control Implementation Date” has the meaning set forth in Section 5.12(b).

“Cash Option” has the meaning set forth in Section 2.08(a).

“Cash/PIK Election Notice” means a written notice provided by the Borrower to the Administrative Agent, substantially in the form attached hereto as Exhibit B, or such other form approved by the Administrative Agent.

“Cash/PIK Option” has the meaning set forth in Section 2.08(a).

“Change in Control” means, at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), other than a Permitted Holder, is or becomes the beneficial owner (as defined in Rules 13d3 and 13d5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of voting stock of the Borrower representing more than 35% of the voting power of all voting stock of the Borrower; provided that the acquisition of the Borrower’s voting stock by one or more parent companies shall not constitute a Change in Control so long as no “person” or “group” other than a Permitted Holder is the beneficial owner of shares of such parent companies representing more than 35% of the voting power of all voting stock of such parent companies.

“Change in Control Election Date” has the meaning set forth in Section 2.06(b)(vi).

“Change in Control Notice” has the meaning set forth in Section 2.06(b)(vi).

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any party hereto (or, for purposes of Section 2.09(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement. Notwithstanding the foregoing, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines and directives promulgated thereunder and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to have been introduced or adopted after the First Amendment Effective Date, regardless of the date enacted or adopted.

“Charges” has the meaning set forth in Section 9.13.

“Closing Date” means February 26, 2021.

“Closing Date Unrestricted Subsidiaries” means KP Services (Jersey) Limited.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all the “Collateral” as defined in any Security Document.

“Commitments” means the Refinancing Term Loan Commitment, as may be modified in connection with any Assignment and Acceptance made in accordance with Section 9.04. As of the First Amendment Effective Date, the aggregate principal amount of the Commitments is $450,000,000.

“Competitors” means those Persons who are directly or indirectly engaged in the same or similar line of business as the Borrower or its Subsidiaries.

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“Compliance Certificate” means a certificate duly executed by a Responsible Officer substantially in the form of Exhibit M.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Current Assets” means, at any date of determination, all amounts (other than Cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date.

“Consolidated Current Liabilities” means, at any date of determination, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date, but excluding (a) the current portion of, and any accrued interest payments or expenses with respect to, any Funded Debt or Capital Lease Obligations, in each case, of the Borrower and its Restricted Subsidiaries, and (b) liabilities (including accruals and reserves) in respect of any costs, charges, expenses or payment obligations related to Pension Agreements.

“Consolidated Interest Charges” means, for any Measurement Period, all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedging Agreements, but excluding (x) any interest paid, directly or indirectly, to any Loan Party by the Borrower and its Restricted Subsidiaries, (y) any non-cash or deferred interest and financing costs (including any legal and accounting costs, fees on account of any financings, any non-cash accretion or accrual of discounted liabilities not constituting Indebtedness, all as determined on a consolidated basis in accordance with GAAP) and (z) amortization or write-off of deferred financing fees, debt issuance costs, commissions, fees and expenses.

“Consolidated Net Income” means, as of any date of determination, the net income of the Borrower and its Restricted Subsidiaries for the most recently completed Measurement Period, all as determined on a consolidated basis in accordance with GAAP; provided, however, that there shall be excluded:

(a) the net income (or loss) of any Person that is not a Restricted Subsidiary, except to the extent of the amount of dividends, distributions or other payments actually paid in cash (or to the extent converted into cash) to the Borrower or any of its wholly owned Restricted Subsidiaries during such period,

(b) the income (or loss) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or any Restricted Subsidiary in the form of dividends or similar distributions,

(c) the income (or loss) of any Person during such Measurement Period and accrued prior to the date it becomes a Restricted Subsidiary of the Borrower or any of the Borrower’s Restricted Subsidiaries or is merged into or consolidated with the Borrower or any of its Restricted Subsidiaries or that Person’s assets are acquired by the Borrower or any of its Restricted Subsidiaries (but only the portion attributable to such Person or assets prior to the dates it became or is merged or consolidated with the Borrower or any Restricted Subsidiary or the assets were so acquired),

(d) any after-tax effect of gains or losses attributable to Dispositions or other dispositions or transfers of assets, in each case other than in the ordinary course of business, and discontinued operations or disposal of discontinued operations, as determined in good faith by the Borrower,

(e) effects of adjustments (including the effects of such adjustments pushed down to the Borrower and its Restricted Subsidiaries) in such Person’s consolidated financial statements (including to property, equipment, inventory and other assets) pursuant to GAAP resulting from the application of purchase

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accounting in relation to the Refinancing Transactions or any consummated acquisition or the amortization or write-off of any amounts thereof (including the impact on net income (or loss) arising from mark-to-market adjustments with respect to earn-outs), net of taxes,

(f) (i) any non-cash compensation expense recorded from grants or periodic remeasurement of stock appreciation or similar rights, stock options, restricted stock or other rights and any cash charges associated with the rollover, acceleration, or payout of capital stock by management of the Borrower in connection with the Refinancing Transactions and (ii) any costs or expenses incurred pursuant to any management equity plan or stock option plan or other management or employee benefit plan or agreement or any stock subscription agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the common equity capital of the Borrower,

(g) any after-tax effect of income (or loss) from the early extinguishment of obligations under Hedging Agreements or other derivative instruments, or Indebtedness,

(h) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or law applicable to such Subsidiary,

(i) accruals and reserves and gains, losses or charges with respect to, or relating to, the UK Pension Settlement Agreement and the completion and implementation of the transactions contemplated thereby and in relation thereto, and

(j) accruals and reserves that are established or adjusted within eighteen (18) months of the First Amendment Effective Date that are so required to be established or adjusted as a result of the Refinancing Transactions in accordance with GAAP or changes as a result of a modification of accounting policies.

“Consolidated Working Capital” means at any date, the excess of Consolidated Current Assets on such date less Consolidated Current Liabilities on such date.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power or by contract.

“Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Account” means any Controlled DDA Account or Controlled Lock Box Account.

“Controlled DDA Accounts” has the meaning set forth in Section 5.12(b).

“Controlled Lock Box Accounts” has the meaning set forth in Section 5.12(b).

“Convertible Note” means that certain Convertible Promissory Note, dated as of the Closing Date, by the Borrower and the holders party thereto, as amended, restated, supplemented or otherwise modified from time to time.

“Credit Party” or “Credit Parties” means (a) individually, (i) each Lender, (ii) the Administrative Agent, (iii) any other Person (including, if applicable, Affiliates of Lenders) to whom Obligations are owing and (iv) the successors and permitted assigns of each of the foregoing and (b) collectively, all of the foregoing.

“Currency and Commodity Hedging Agreement” means any foreign currency exchange agreement, commodity price protection agreement or other currency exchange rate or commodity price hedging arrangement.

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“Customary Recourse Exceptions” means, with respect to any Non-Recourse Debt of a Non-Recourse Project Subsidiary, exclusions from the exculpation provisions with respect to such Non-Recourse Debt for breach of representations, fraud, misapplication or misappropriation of cash, waste, voluntary bankruptcy filings, violation of loan document prohibitions against transfers of assets or ownership interests therein, tax indemnifications, willful destruction, bad faith, gross negligence and other circumstances customarily excluded by lenders from exculpation provisions or included in separate indemnification agreements in non-recourse financings, including environmental liabilities to the extent so customarily excluded.

“DDAs” means any checking, savings or other demand deposit account maintained by a Loan Party.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived hereunder, become an Event of Default.

“Defaulting Lender” means, at any time, a Lender as to which the Administrative Agent has notified the Borrower that a Lender Insolvency Event has occurred and is continuing with respect to such Lender. Any determination that a Lender is a Defaulting Lender will be made by the Administrative Agent in its sole discretion acting in good faith. The Administrative Agent will promptly send to all parties hereto a copy of any notice to the Borrower provided for in this definition.

“Deposit Account” has the meaning set forth in the Security Agreement.

“Designated Non-Cash Consideration” shall mean the fair market value of noncash consideration received by the Borrower or any Restricted Subsidiary in connection with a Disposition made pursuant to Section 6.05(c) that is so designated as Designated Non-Cash Consideration on the date received pursuant to a certificate of a Responsible Officer of Borrower, setting forth the basis of such valuation.

“Disbursement Accounts” means the deposit accounts (other than Excluded Accounts) used by the Loan Parties for disbursements and payments (other than payroll) in the ordinary course of business; provided that in no event shall the aggregate amount on deposit in the Disbursement Accounts exceed the estimated amount expected for disbursements and payments by such Loan Parties and any fees in respect of such amount.

“Disposition” or “Dispose” means the sale, transfer, license, lease, assignment, conveyance, division, Sale and Leaseback Transaction or other disposition (including by merger, allocation of assets, division, consolidation or amalgamation), whether in one transaction or in a series of related transactions, of any property (including any Equity Interests) by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable.

“Disqualified Institution” means (a) those Persons identified to the Administrative Agent and the Lenders in writing on the Closing Date and (b) Competitors and their Affiliates that are not a Bona Fide Debt Fund identified to the Administrative Agent and the Lenders in writing (it being understood that the Borrower shall be permitted to supplement the list of Competitors and Affiliates in writing after the Closing Date to the extent such supplemented Person becomes a Competitor (or an Affiliate of a Competitor) so long as such supplemented Person is not a Bona Fide Debt Fund). Any supplement shall be made available to the Lenders and shall become effective three (3) Business Days after delivery to the Administrative Agent. Notwithstanding anything herein to the contrary, in no event shall a supplement apply retroactively to disqualify any parties that have previously acquired an assignment or participation interest in the Loans that is otherwise permitted hereunder, but upon the effectiveness of such designation, any such party may not acquire any additional Loans or participations or other interest in Loans.

“Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) except as set forth in the proviso hereto, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the 91st day after the Maturity Date, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity

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Interest referred to in clause (a) above, in each case at any time prior to the 91st day after of the Maturity Date; provided that (i) only the portion of the Equity Interests that so mature or are mandatorily redeemable, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock; (ii) if such Equity Interests are issued to any plan for the benefit of employees of the Borrower or any Restricted Subsidiary or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Borrower or any Restricted Subsidiary in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability; and (iii) such Equity Interest may by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) become mandatorily redeemable or redeemable at the option of the holder thereof upon the occurrence of a change in control or Disposition subject to payment in full in cash of all Obligations (other than contingent indemnification obligations not then due and owing).

“Dollars” and the symbol “$” mean the lawful currency of the United States.

“Domestic Subsidiary” means any Subsidiary of the Borrower that is not a Foreign Subsidiary.

“ECF Prepayment” has the meaning set forth in Section 2.06(b)(vii).

“ECF Prepayment Date” has the meaning set forth in Section 2.06(b)(vii).

“Eligible Assignee” means (a) a Lender or any Affiliate of a Lender, (b) an Approved Fund, and (c) any other Person approved by the Administrative Agent (such approval not to be unreasonably withheld, delayed or conditioned); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (i) a Disqualified Institution without the prior written consent of the Borrower, (ii) a natural person or (iii) a Loan Party or any of the Loan Parties’ Affiliates or Subsidiaries.

“Environmental Laws” means all laws (statutory or common), rules, regulations, codes, ordinances, orders, decisions, decrees, judgments, injunctions, permits, or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating to the pollution or protection of the environment (including indoor air quality) or to human health and safety as it relates to Hazardous Material handling or exposure or to the preservation or reclamation of natural resources, including those relating to the management, Release or threatened Release of or exposure to any Hazardous Material.

“Environmental Liability” means any liability, obligation, damage, loss, claim, action, suit, judgment, order, fine, penalty, fee, expense or cost, contingent or otherwise (including any liability for costs of Remedial Actions, or natural resource damages, administrative oversight costs, and indemnities), of or related to the Borrower or any Subsidiary (including any predecessor for whom the Borrower or any Subsidiary bears liability contractually or by operation of law) arising under or relating to any Environmental Law, including those resulting from or based upon (a) any compliance or noncompliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal or presence of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment (including as related to indoor air quality) or (e) any of the foregoing for which liability is assumed or imposed by any contract or agreement.

“Equity Interests” means, as to any Person, all of the authorized shares of capital stock of (or other ownership or profit interests in) such Person, including all classes of common and preferred capital stock, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, membership or trust interests therein), rights to receive distributions of cash and other property, and to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether voting or nonvoting, whether or not such interests include rights entitling the holder thereof to exercise control over such Person, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that notwithstanding the foregoing, no Indebtedness shall constitute Equity Interests.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means (a) any entity, whether or not incorporated, that is under common control with the Borrower and any Restricted Subsidiary within the meaning of Section 4001(a)(14) of ERISA; (b) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which the Borrower or any Restricted Subsidiary is a member; (c) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which the Borrower or any Restricted Subsidiary is a member; and (d) with respect to the Borrower or an Restricted Subsidiary, any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Borrower or Restricted Subsidiary, any corporation described in clause (b) above or any trade or business described in clause (c) above is a member. Any former ERISA Affiliate of the Borrower or a Restricted Subsidiary shall continue to be considered an ERISA Affiliate of the Borrower or the Restricted Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Borrower or a Restricted Subsidiary and with respect to liabilities arising after such period for which the Borrower or Restricted Subsidiary could be liable under the Code or ERISA.

“ERISA Event” means (a) the failure of any Plan to comply with any material provisions of ERISA and/or the Code (and applicable regulations under either) or with the material terms of such Plan; (b) the existence with respect to any Plan of a non-exempt Prohibited Transaction; (c) any Reportable Event; (d) the failure of the Borrower or any Restricted Subsidiary or ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA; (e) a determination that any Pension Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (f) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (g) the occurrence of any event or condition which constitutes grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (h) the receipt by the Borrower, any Restricted Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (i) the failure by the Borrower, a Restricted Subsidiary or any of their ERISA Affiliates to make any required contribution to a Multiemployer Plan pursuant to Sections 431 or 432 of the Code; (j) the incurrence by the Borrower, a Restricted Subsidiary or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Pension Plan or Multiemployer Plan; (k) the receipt by the Borrower, any Restricted Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, any Restricted Subsidiary or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, Insolvent, in Reorganization, in “endangered” or “critical” status (within the meaning of Sections 431 or 432 of the Code or Sections 304 or 305 of ERISA), or terminated (within the meaning of Section 4041A of ERISA) or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (l) the failure by the Borrower, any Restricted Subsidiary or any of their ERISA Affiliates to pay when due (after expiration of any applicable grace period) any installment payment with respect to Withdrawal Liability under Section 4201 of ERISA; (m) the withdrawal by the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Borrower or any of their respective Affiliates pursuant to Section 4063 or 4064 of ERISA; (n) the imposition of liability on the Borrower or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (o) the occurrence of an act or omission which could give rise to the imposition on the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Plan; (p) the assertion of a material claim (other than routine claims for benefits) against any Plan other than a Multiemployer Plan or the assets thereof, or against the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates in connection with any Plan; (q) receipt from the IRS of notice of the failure of any Pension Plan (or any other Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan (or any other Plan) to qualify for exemption from taxation under Section

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501(a) of the Code; or (r) the imposition of a Lien pursuant to Section 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan.

“Erroneous Payment” has the meaning set forth in Section 8.15(a).

“Euro” means the lawful single currency of participating member states of the European Monetary Union.

“Event of Default” has the meaning set forth in Section 7.01.

“Excess Cash Flow” shall mean, for any fiscal year of the Borrower, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year (excluding any gain or loss arising from a Disposition of Target Non-Core Assets), (ii) the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income (excluding any non-cash charge to the extent it represents an accrual or reserve for a potential cash charge in any future period provided that the payment thereof in such future period shall be added to Excess Cash Flow in such future period), (iii) decreases in Consolidated Working Capital for such fiscal year, (iv) the aggregate net amount of non-cash loss on the Disposition of property by the Borrower and its Restricted Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income~~,~~ and (v) expenses, charges and accruals for and reserves in respect of any charges, costs or expenses related to Pension Agreements, to the extent deducted in arriving at such Consolidated Net Income ~~and (vi) if the aggregate principal amount of outstanding Senior Secured Indebtedness is less than $200,000,000, the Net Proceeds received by the Borrower or any of its Subsidiaries of any transaction (including Dispositions) relating to Target Non-Core Assets (other than any such proceeds that are applied to prepay the Loans pursuant to Section 2.06(b)(v))~~; over (b) the sum, without duplication, of (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Borrower and its Restricted Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures or amounts reinvested pursuant to Section 2.06(b)(viii)), (iii) the aggregate amount of all prepayments of any Replacement ABL Facility during such fiscal year to the extent accompanying permanent optional reductions of the commitments in respect thereof, (iv) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including the Loans) and Capital Lease Obligations of the Borrower and its Restricted Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (v) increases in Consolidated Working Capital for such fiscal year, (vi) the aggregate net amount of non-cash gain on the Disposition of property by the Borrower and its Restricted Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income, (vii) the aggregate amount of cash payments made by the Borrower or any Restricted Subsidiary during such period pursuant to Section 6.08(a)(iv) using Internally Generated Cash, (viii) the aggregate amount of Investments made in cash by the Borrower or any Restricted Subsidiary pursuant to Section 6.04 (other than Investments in any Restricted Subsidiary and any Investments made pursuant to Section 6.04(a) or Section 6.04(l)) during such period using Internally Generated Cash, (ix) the aggregate amount of cash fees, costs and expenses relating to the Refinancing Transactions, to the extent not expensed and deducted in calculating Consolidated Net Income, (x) losses, charges and expenses related to internal software development that are capitalized but could have been expensed under alternative accounting policies in accordance with GAAP, plus (xi) Net Proceeds to the extent constituting Consolidated Net Income and to the extent the Borrower has used or intends to use such Net Proceeds to either prepay the Loans or reinvest in assets used or usable in its business, in each case, pursuant to and in compliance with Section 2.06(b), (xii) to the extent included in arriving at Consolidated Net Income, net realized gains (or minus net realized losses) on swap agreements or other derivative instruments, (xiii) cash indemnity payments received pursuant to indemnification provisions in, any Permitted Acquisition or any other Investment permitted under this Agreement, in each case that resulted in an increase to Consolidated Net Income (up to the amount of such increase), (xiv) cash payments made by the Borrower and its Restricted Subsidiaries during such Excess Cash Flow period in respect of long term liabilities of Borrower and such Restricted Subsidiaries (other than Indebtedness) to the extent funded from Internally Generated Cash, (xv) without duplication of amounts deducted in arriving at such Consolidated Net Income or deducted from Excess Cash Flow in prior Excess Cash Flow Periods, to the extent so elected by Borrower pursuant to a certificate of a Responsible Officer of the Borrower delivered to Administrative Agent, the aggregate consideration required to be paid in cash by the Borrower or any of its Restricted Subsidiaries in respect of Capital Expenditures permitted to be made hereunder, pursuant to binding contracts entered into prior to or during such Excess Cash Flow Period, which payments are required to be made during the first subsequent Excess Cash Flow Period, (xvi) income and gains in

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respect of Pension Agreements, (xvii) cash payments in respect of Pension Agreements made in the period for which Excess Cash Flow is being calculated, (xviii) FPD Earn-Out Payments, and (xx) cash payments received by the Borrower or a Restricted Subsidiary in connection with the Aluminum Litigation.

“Excess Cash Flow Period” means each fiscal year of the Borrower, beginning with the fiscal year ending December 31, 2021, for which financial statements have been delivered in accordance with Section 5.01(a).

“Excluded Accounts” means any and all of the (a) payroll, employee benefits, healthcare, escrow, fiduciary, defeasance, redemption, trust, tax and other similar accounts, (b) zero balance accounts from which balances are swept daily to a Controlled Account, (c) other accounts prohibited by Applicable Law from being pledged to, or having a security interest therein granted to, a third party, and (d) other accounts of the Loan Parties (other than DDAs and other accounts into which customer or other third party payments in respect of the Collateral are scheduled to be or regularly made) with aggregate balances for all such accounts under this clause (d) of less than $5,000,000. Notwithstanding anything to the contrary herein, no Deposit Account or Securities Account shall constitute an Excluded Account for purposes of this Agreement or any other Loan Document to the extent such Deposit Account or Securities Account constitutes LC Priority Collateral.

“Excluded Subsidiary” means (a) any Immaterial Subsidiary, (b) any direct or indirect Domestic Subsidiary of a direct or indirect Foreign Subsidiary (other than a Foreign Subsidiary that is a Loan Party), (c) any Captive Insurance Subsidiary, (d) any Domestic Subsidiary that has no material assets other than Equity Interests in one or more Subsidiaries that are “controlled foreign corporations” (“CFC’s”) within the meaning of Section 957 of the Code (a “Qualified CFC Holding Company”), (e) subject to Section 5.17(b), any Foreign Subsidiary, (f) any direct or indirect Subsidiary of a CFC or Qualified CFC Holding Company (other than any Foreign Subsidiary that is a Loan Party), (g) any Unrestricted Subsidiary, (h) any Subsidiary that is prohibited by Applicable Law from Guaranteeing the Obligations, (i) any Non-Recourse Project Subsidiary, (j) any Plan Reversion Proceeds SPE and (k) any other Subsidiary to the extent the Administrative Agent and the Borrower agree that the provision of a Guarantee by such Subsidiary of the Obligations would result in a material adverse tax consequence; provided that, notwithstanding the foregoing, any Subsidiary that provides a guarantee in respect of any Replacement ABL Facility or the Supplemental Letter of Credit Loan Documents shall not be an Excluded Subsidiary hereunder.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Credit Party or required to be withheld or deducted from a payment to a Credit Party, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Credit Party being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.12(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.10, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Credit Party’s failure to comply with Section 2.10(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Executive Order” has the meaning set forth in Section 3.17(a).

“Existing ABL Agreement” means (a) that certain Amended and Restated Senior Secured Asset Based Revolving Credit Agreement, dated as of May 26, 2016, by and among the Borrower, Bank of America, N.A., as agent, the lenders identified therein and the other agents identified therein, as amended, amended and restated, modified, or supplemented from time to time to the extent permitted by this Agreement and the Intercreditor Agreement (as in effect prior to the First Amendment Effective Date).

“Existing ABL Facility” means the assetbased revolving credit facility made available pursuant to the Existing ABL Agreement.

“Existing Credit Agreement” has the meaning set forth in the preamble hereto.

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“Existing Lenders” has the meaning set forth in the preamble hereto.

“Existing Term Loan Facility” has the meaning set forth in the preamble hereto.

“Extended Loan” has the meaning set forth in Section 2.13(a).

“Extension” has the meaning set forth in Section 2.13(a).

“Extension Offer” has the meaning set forth in Section 2.13(a).

“Extraordinary Receipts” means any cash received by the Borrower or the Restricted Subsidiaries not in the ordinary course of business (other than any proceeds described in Section 2.06(b)(i) or (ii), or any cash payments received by the Borrower or a Restricted Subsidiary in connection with the Aluminum Litigation, the FPD Earn-Out Payments or Governmental Grants (if any)), including cash payments received by the Borrower or a Restricted Subsidiary in respect of (a) [reserved], (b) proceeds of insurance (other than business interruption insurance, or in respect of a Recovery Event or, in the case of proceeds of casualty or liability insurance, to the extent such proceeds are (i) promptly payable to a Person that is not the Borrower or any Restricted Subsidiary in accordance with Applicable Law or Contractual Obligations entered into in the ordinary course of business or (ii) received by the Borrower or any Restricted Subsidiary as reimbursement for any out-of-pocket costs incurred or made by such Person prior to the receipt thereof directly related to the event resulting from the payment of such proceeds), (c) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (d) condemnation awards (and payments in lieu thereof) and (e) indemnity payments (other than to the extent such indemnity payments are (i) promptly payable to a Person that is not an Affiliate of the Borrower or any Restricted Subsidiary or (ii) received by the Borrower or any Restricted Subsidiary as reimbursement for any costs previously incurred or any payment previously made by such Person).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next one one-hundredth of one percent (1/100 of 1%)) of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next one-one hundredth of one percent (1/100 of 1%)) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means the Fee Letter, dated as of the Closing Date between the Borrower, the Lenders party thereto and the Administrative Agent, as amended, amended and restated or modified from time to time.

“Financial Officer” of any Person (other than a natural person) means the chief financial officer, president, chief executive officer, treasurer or controller or any other officer of such Person designated or authorized by any of the foregoing.

“Financial Statements” has the meaning set forth in Section 5.01(b).

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of June 30, 2023, by and among the Borrower, the other Loan Parties party thereto, the Existing Lenders party thereto, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

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“First Amendment Fee Letter” means the First Amendment Fee Letter, dated as of the First Amendment Effective Date, between the Borrower, the Lenders party thereto and the Administrative Agent, as amended, amended and restated or modified from time to time.

“Fiscal Month” means each calendar month.

“Fiscal Quarter” means each threemonth period of the Borrower ending on March 31, June 30, September 30 or December 31 of any year.

“Foreign Assets Control Regulations” has the meaning set forth in Section 3.17(a).

“Foreign Benefit Arrangement” means any employee benefit arrangement mandated by nonUS law that is maintained or contributed to by the Borrower, any Restricted Subsidiary, any ERISA Affiliate or any other entity related to the Borrower on a controlled group basis.

“Foreign Plan” means each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to US law and is maintained or contributed to by the Borrower, any Restricted Subsidiary, or any ERISA Affiliate or any other entity related to a Restricted Subsidiary on a controlled group basis.

“Foreign Plan Event” means, with respect to any Foreign Benefit Arrangement or Foreign Plan, (a) except for the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Benefit Arrangement or Foreign Plan; (b) the failure to register or loss of good standing with applicable regulatory authorities of any such Foreign Benefit Arrangement or Foreign Plan required to be registered; or (c) the failure of any Foreign Benefit Arrangement or Foreign Plan to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Benefit Arrangement or Foreign Plan.

“Foreign Subsidiary” means any Subsidiary organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

“FPD Asset Purchase Agreement” means that certain Stock and Asset Purchase Agreement by and between Eastman Kodak Company, as seller, and MIR Bidco SA, a société anonyme incorporated in Belgium with incorporation number BE 0705.932.821, as purchaser, dated as of November 11, 2018.

“FPD Earn-Out Agreement” means the Earn-Out Agreement by and between Eastman Kodak Company and MIR Bidco SA, dated as of November 11, 2018.

“FPD Earn-Out Payments” means all earn-out payments received by the Borrower pursuant to the terms of the FPD Earn-Out Agreement.

“Fund” shall mean any person that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” means, as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

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“German Security Agreement” means any Security Document which is governed by German law.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state, local or other, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Governmental Grant” means any grant, incentive, subsidy, award, participation, exemption, status, cost sharing arrangement, reimbursement arrangement or other financial benefit, relief or privilege provided or made available by or on behalf of, or under the authority of, any Governmental Authority, but excluding any Indebtedness.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations in effect on the First Amendment Effective Date or entered into in connection with any contractual arrangement, including, but not limited to, any acquisition, Capital Expenditure, investment or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee by a person shall be deemed to be an amount equal to the stated amount or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

“Guarantors” means, collectively, each of the Loan Parties identified as a “Guarantor” under the Security Agreement, in such capacity.

“Hazardous Materials” means all explosive, radioactive, hazardous or toxic substances or materials, and all wastes, pollutants or contaminants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, lead, polychlorinated biphenyls, toxic mold, radon gas, infectious or medical wastes, and all other substances or materials of any nature regulated pursuant to any Environmental Law due to their hazardous, toxic or deleterious properties or characteristics.

“Hedging Agreement” means any Currency and Commodity Hedging Agreement or Interest Rate Hedging Agreement.

“HSR Act” has the meaning set forth in Section 5.17(a).

“Immaterial Foreign Subsidiary” means each Restricted Subsidiary that is a Foreign Subsidiary designated in writing by the Borrower to the Administrative Agent as an Immaterial Foreign Subsidiary; provided that an Immaterial Foreign Subsidiary shall not at the time of designation have net sales for any Fiscal Quarter or total assets as of the last day of any Fiscal Quarter in an amount that is equal to or greater than 5.0% of the net sales or total assets, as applicable, of the Borrower and its Restricted Subsidiaries for, or as of the last day of, such Fiscal Quarter determined as of the date of the most recent financial statements required to be delivered pursuant to Section 5.01(a) or 5.01(b), as the case may be; provided that, if for any subsequent Fiscal Quarter the conditions above would not be met if the Borrower were designating such Subsidiary as an Immaterial Foreign Subsidiary at such time, the Borrower will promptly designate in writing to the Administrative Agent the Foreign Subsidiaries which will cease to be treated as “Immaterial Foreign Subsidiaries” in order to comply with the foregoing conditions.

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“Immaterial Subsidiary” means each Restricted Subsidiary designated in writing by the Borrower to the Administrative Agent as an Immaterial Subsidiary; provided that Immaterial Subsidiaries, when taken together with all other Immaterial Subsidiaries and all Unrestricted Subsidiaries, at the time of designation shall not have net sales for any Fiscal Quarter or total assets as of the last day of any Fiscal Quarter in an amount that is equal to or greater than 5.0% of the net sales or total assets, as applicable, of the Borrower and its Restricted Subsidiaries for, or as of the last day of, such Fiscal Quarter determined as of the date of the most recent financial statements required to be delivered pursuant to Section 5.01(a) or 5.01(b), as the case may be; provided that if for any subsequent Fiscal Quarter the conditions above would not be met if the Borrower were designating such Subsidiary as an Immaterial Subsidiary at such time, the Borrower will promptly designate in writing to the Administrative Agent the Subsidiaries which will cease to be treated as “Immaterial Subsidiaries” in order to comply with the foregoing conditions. Any Restricted Subsidiary that is a Guarantor shall not be deemed an Immaterial Subsidiary and shall be excluded from the calculations above.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) current accounts payable incurred in the ordinary course of business and accrued expenses and (ii) any earn-out obligations, except to the extent not paid after becoming due and payable or such obligations appear as a liability on the balance sheet of such Person in accordance with GAAP), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, but only to the extent of such Lien, and only to the extent of the lesser of the fair market value of the property secured by the Lien and the amount of Indebtedness, (f) all Guarantees by such Person of Indebtedness set forth in subclauses (a)-(e) and (g)-(k), (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (j) the obligations of such Person in respect of any Hedging Agreement, and (k) all Disqualified Stock of such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor (but only for the portion so liable). For purposes of determining Indebtedness, (x) the “principal amount” of the obligations of any Person in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time and (y) in no event shall obligations under any Hedging Agreement be deemed “Indebtedness” for calculating any financial ratio (or component thereof).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Information” has the meaning set forth in Section 9.12.

“Initial Lenders” means the Lenders on the First Amendment Effective Date and any of their Affiliates or Related Parties that become Lenders hereunder at any time thereafter.

“Insolvent” means with respect to any Multiemployer Plan, the condition that such plan is insolvent within the meaning of Section 4245 of ERISA.

“Intellectual Property” means all intellectual property and proprietary rights of any kind worldwide, including with respect to: (a) issued patents and, patent applications (including divisionals, continuations, continuations-in-part, extensions, reexaminations and reissues thereof), patent disclosures, inventions and invention disclosures (whether or not patentable or reduced to practice), (b) trademarks, service marks, trade dress, trade names, corporate names, logos and slogans (and all translations, transliterations, and combinations of the foregoing) and

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Internet domain names, together with all goodwill associated with each of the foregoing, (c) copyrights and copyrightable works, including all original works of authorship, (d) computer programs and applications, architectures, libraries, firmware and middleware, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (e) trade secrets and other confidential proprietary information (including confidential proprietary customer lists, data, customer records, reports, technical information, business information, process technology, and know-how) and (f) all registrations and applications for any of the foregoing. For the avoidance of doubt, “Intellectual Property” includes any such intellectual property or proprietary rights that are received under license.

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated as of the First Amendment Effective Date, by and among the Administrative Agent, the LC Agent and the Loan Parties, as may be further amended, amended and restated, acceded to, supplemented, modified, replaced, restructured, extended, renewed or refinanced and in effect from time to time, in each case, in form and substance acceptable to the Required Lenders.

“Interest Payment Date” means the first Business Day of each Fiscal Quarter and the Maturity Date.

“Interest Rate” has the meaning set forth in Section 2.08(a).

“Interest Rate Hedging Agreement” means any interest rate protection agreement or other interest rate hedging arrangement.

“Internally Generated Cash” means, with respect to any period, any cash of the Borrower or any Restricted Subsidiary generated during such period, excluding (i) any Net Proceeds received from Indebtedness (other than any borrowing under any Replacement ABL Agreement or any other revolving line of credit permitted under this Agreement) and (ii) any Net Proceeds of issuance of Equity Interests or a capital contribution to the Borrower or any Subsidiary.

“Investment” shall have the meaning set forth in Section 6.04.

“IRS” means the United States Internal Revenue Service.

“KLIM” means Kennedy Lewis Investment Management LLC and its Affiliates and/or certain funds, accounts or clients managed, advised or sub-advised by Kennedy Lewis Investment Management LLC or its Affiliates, as the context may require, other than, in each case, any operating or portfolio company of the foregoing.

“LC Agent” has the meaning set forth in the Intercreditor Agreement.

“LC Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

“Lease” means any agreement pursuant to which a Loan Party is entitled to the use or occupancy of any real property for any period of time.

“Lender” shall have the meaning set forth in the preamble hereto.

“Lender Insolvency Event” means that (a) a Lender or its Parent Company is determined or adjudicated to be insolvent by a Governmental Authority, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (b) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment; provided that a Lender Insolvency Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Equity Interest in any Lender or its Parent Company by a Governmental Authority or an instrumentality thereof.

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“Lender Presentation” means the lender presentation in respect of the Borrower dated December 17, 2020.

“Lien” means, with respect to any asset (other than securities), (a) any mortgage, deed of trust, lien, pledge, hypothecation, charge or security interest in, on or of such asset, or any other encumbrance on such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided that in no event shall an operating lease be deemed to constitute a Lien solely as a result of a change in GAAP after the First Amendment Effective Date.

“Loan Account” has the meaning set forth in Section 2.04(a).

“Loan Documents” means this Agreement, the Agency Fee Letter, the Fee Letter, the First Amendment Fee Letter, the Security Documents, the Intercompany Subordination Agreement, each Perfection Certificate, each promissory note delivered pursuant to Section 2.05(e), each Assignment and Acceptance, each Solvency Certificate, each Compliance Certificate, the Intercreditor Agreement, each subordination or intercreditor agreement, and any other document, instrument or agreement now or hereafter executed and delivered by a Loan Party in connection herewith, and any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Parties” means the Borrower and each Domestic Subsidiary initially as listed on Annex A, each Domestic Subsidiary made a party hereto pursuant to Section 5.10 and each Foreign Subsidiary made a party hereto pursuant to Section 5.17(b).

“Loans” means the Refinancing Term Loans, any other loans made hereunder, and the amount of any PIK Interest added to the principal amount of Loans pursuant to Section 2.08 or otherwise.

“Lock Box” has the meaning set forth in Section 5.12(a).

“Lock Box Agreement” means, with respect to any Lock Box established by a Loan Party, an agreement, in form and substance reasonably satisfactory to the Administrative Agent, establishing Control (as defined in the Security Agreement) of such Lock Box by the Administrative Agent, in accordance with the Security Agreement and the Intercreditor Agreement.

“Margin Stock” shall have the meaning set forth in Regulation U.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or financial condition of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the Loan Documents to which they are a party or (c) the rights of the Lenders or the Administrative Agent under any Loan Document.

“Material First-Tier Foreign Subsidiary” means any Foreign Subsidiary or Qualified CFC Holding Company that is owned directly by or on behalf of the Borrower or any Guarantor and is not an Immaterial Foreign Subsidiary.

"Material Foreign Jurisdiction" means Canada, the United Kingdom and any other jurisdiction in which any entity listed on Schedule 5.17(b) is organized.

“Material Indebtedness” means Indebtedness (other than the Loans and any intercompany Indebtedness), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and its Restricted Subsidiaries in an aggregate principal amount exceeding (i) prior to the Borrower Deleveraging Milestone Date, $20,000,000 or (ii) on or after the Borrower Deleveraging Milestone Date, $25,000,000 (or, in each case, its equivalent); provided that, notwithstanding the foregoing, Indebtedness incurred pursuant to any Replacement ABL Agreement or any refinancing or replacement thereof shall be deemed to be Material Indebtedness.

“Material Subsidiary” means any Restricted Subsidiary other than an Immaterial Subsidiary or an Immaterial Foreign Subsidiary, provided that, if all Material Subsidiaries taken together shall have net sales for any

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Fiscal Quarter or total assets as of the last day of any Fiscal Quarter in an amount that is equal to or less than 95% of the net sales or total assets, as applicable, of the Borrower and its Restricted Subsidiaries for, or as of the last day of, such Fiscal Quarter determined as of the date of the most recent financial statements required to be delivered pursuant to Section 5.01(a) or 5.01(b), as the case may be, the Borrower will promptly (but in any event within 10 Business Days or such longer period as the Administrative Agent may approve) designate in writing to the Administrative Agent the Subsidiaries which will cease to be “Immaterial Subsidiaries” or “Immaterial Foreign Subsidiaries” in order to comply with the foregoing conditions.

“Maturity Date” means ~~the earlier of: (i)~~ August 15, 2028 (or in the case of any Extended Loans, the maturity date related to such Extended Loans as such date may be extended pursuant to Section 2.16) ~~and (ii) 5 days prior to the mandatory redemption date of any outstanding shares of Series B Preferred Stock and Series C Preferred Stock, (or, if the Series B Preferred Stock and/or the Series C Preferred Stock shall have been replaced, refinanced or otherwise retired with proceeds of any preferred equity interests or unsecured convertible debt, then 5 days prior to the mandatory redemption date of such preferred equity interests and/or unsecured convertible debt, as the case may be) with written notice of such date provided to the Administrative Agent and the Lenders by the Borrower~~; provided that, to the extent that the Maturity Date does not fall on a Business Day, then the Maturity Date shall be the immediately preceding Business Day.

“Maximum Rate” has the meaning set forth in Section 9.13.

“Measurement Period” means, at any date of determination, the most recently completed four Fiscal Quarters for which Financial Statements have been delivered or are required to be delivered.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower, a Restricted Subsidiary or an ERISA Affiliate contributes or is obligated to contribute.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including any Restricted Subsidiary or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Proceeds” means, with respect to any event (a) the cash proceeds actually received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, in each case net of (b) the sum of (i) all costs, fees and out-of- pocket fees, commissions, charges and expenses (including fees, costs and expenses related to appraisals, surveys, brokerage, finder, underwriting, arranging, legal, investment banking, placement, printing, auditor, accounting, title, environmental (including remedial expenses), title exceptions and encumbrances, and finder’s fees, success fees or similar fees and commissions) paid or payable by the Borrower and the Restricted Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a Disposition of an asset (including pursuant to a casualty or a condemnation or similar proceeding), the amount of all payments required to be made (or required to be escrowed) by the Borrower and the Restricted Subsidiaries as a result of such event to repay (or establish an escrow, trust, defeasance, discharge or redemption account or similar arrangement for the repayment of) Indebtedness (other than the Obligations) secured by a Lien prior to the Lien of the Administrative Agent on such asset (provided that if any amounts in such accounts or subject to such agreements are released to the Borrower and its Restricted Subsidiaries, such amounts shall constitute Net Proceeds upon release), (iii) the amount of all taxes (including transfer tax and recording tax) paid (or reasonably estimated to be payable) by the Borrower and the Restricted Subsidiaries, and the amount of any reserves established by the Borrower and the Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer or other Financial Officer of the Borrower), (iv) in respect of any casualty or condemnation, any amounts paid to the Borrower or any Restricted Subsidiary related to the casualty or condemnation or Recovery Event, (v) in respect of pension plan reversions, without duplication of clause (iii) above, the amount of all excise taxes paid (or reasonably estimated to be payable) by the Borrower and the Restricted Subsidiaries, and amounts paid to fund replacement plans as needed to reduce excise tax, and (vi) all other amounts deposited in trust or escrow or paid for the benefit of any third party or to which any third party may be entitled in connection with such

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event; provided that any such amounts returned to the Borrower or any Restricted Subsidiary shall constitute Net Proceeds when actually received.

“Non-Consenting Lender” has the meaning set forth in Section 9.02(c).

“Non-Recourse Debt” means Indebtedness as to which (i) no Loan Party provides credit support of any kind, or is directly or indirectly liable as a guarantor or otherwise and (ii) the lenders of such Non-Recourse Debt will not have any recourse to the assets of any Loan Party, in each case, except for Customary Recourse Exceptions.

“Non-Recourse Project Subsidiary” means any Subsidiary of the Borrower or any of its Subsidiaries formed after the First Amendment Effective Date for the purpose of engaging in a specific project or a series of related projects and incurring Non-Recourse Debt in connection therewith.

“Non-U.S. Lender” means a Lender that is not a U.S. Person.

“Obligations” has the meaning set forth in the Security Agreement.

“Other Connection Taxes” means, with respect to any Credit Party, Taxes imposed as a result of a present or former connection between such Credit Party and the jurisdiction imposing such Tax (other than connections arising from such Credit Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court, or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.15).

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the economic or voting Equity Interests of such Lender.

“Participant” has the meaning set forth in Section 9.04(d); provided that in no circumstance shall a Disqualified Institution be a Participant.

“Participant Register” has the meaning set forth in Section 9.04(e).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in Section 4002 of ERISA and any successor entity performing similar functions.

“Pension Agreements” means defined benefit pension plans and defined benefit postretirement plans as defined by Accounting Standards Codification 715, Compensation - Retirement Benefits.

“Pension Plan” means any employee benefit plan (including a Multiple Employer Plan, but not including a Multiemployer Plan) which is subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA (a) which is or was sponsored, maintained or contributed to by, or required to be contributed to by, the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates or (b) with respect to which has the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates has any actual or contingent liability.

“Perfection Certificate” means the Perfection Certificate to be executed and delivered by the Borrower pursuant to Section 4.1, together with supplements and updates to such Perfection Certificate delivered from time to time.

“Permitted Acquisition” has the meaning set forth in Section 6.04(h).

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“Permitted Encumbrances” means:

(a) liens imposed by law for Taxes, assessments and governmental charges or claims that are not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

(b) carriers’, landlord’s, warehousemen’s, mechanics’, materialmen’s, brokers’, suppliers’ and repairmen’s liens, statutory liens of banks and rights of setoff and other Liens, in each case, imposed by law (other than obligations imposed pursuant to Section 303(k) or 4068 of ERISA or Section 430(k) of the Code), arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in good faith by appropriate proceedings and as to which adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor;

(c) pledges or deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, healthcare and other social security laws or regulations or other applicable law;

(d) (i) liens, pledges and deposits to secure the performance of bids, tenders, trade contracts or leases, (ii) deposits to secure public or statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature or deposits as security for contested Taxes or import duties or for the payment of rent, in each case in the ordinary course of business and (iii) utility deposits made in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k);

(f) leases or subleases granted to others in the ordinary course of business, survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, gas lines, water, cable, television, telegraph and telephone lines and other similar purposes, zoning restrictions, or other restrictions as to the use of real properties or Liens incidental, to the conduct of the business or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of the Borrower or the Restricted Subsidiaries;

(g) encumbrances on assets disposed or to be disposed in a Disposition permitted by Section 6.05 or created by an agreement(s) providing for such permitted Disposition;

(h) any (i) reversionary interest or title of lessor or sublessor under any Lease, (ii) Lien, easement, restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject, (iii) subordination of the interest of the lessee or sublessees under such Lease to any Lien, restriction or encumbrance referred to in the preceding clause (ii), (iv) lease or sublease of real property granted to others in the ordinary course of business, (v) license or sublicense, release, immunity or covenant not to sue with respect to Intellectual Property granted to others in the ordinary course of business or in connection with the settlement of any litigation, threatened litigation or other dispute, or exclusive license otherwise expressly permitted hereunder, or (vi) license, sublicense, release, immunity or covenant not to sue encumbering Intellectual Property acquired by the Borrower or any of its Restricted Subsidiaries; and

(i) Liens arising from filing Uniform Commercial Code financing statements relating solely to the leased asset or consignments or operating leases entered into by the Borrower in the ordinary course of business.

“Permitted Holders” means any of (a) George Karfunkel, Renee Karfunkel, Moses Marx, Joseph Fink, Phillippe Katz, B. Thomas Golisano and Staley Cates, (b) George Karfunkel Family LLC, Congregation Chemdas Yisroel and Chesed Foundation of America (in each case, so long as no Person that is not a direct or indirect holder of an equity interest in any such entity as of the First Amendment Effective Date acquires an ownership interest in such entity after the First Amendment Effective Date for the purpose of evading the Change in Control provisions hereunder), (c) in the case of any natural person in the foregoing clause (a), such person’s spouses, children,

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step-children and lineal descendants or trusts established by or for any of such natural persons the ultimate beneficiaries of which are one or more of such natural persons, (d) any Person or group of Persons a majority of the voting interests of which are held directly or indirectly by one or more of the persons listed in clauses (a) and (c) above (or, in the case of a group of Persons, a Person described in this clause (d)), and (e) KLIM and any Affiliate of KLIM.

“Permitted Receivables Documents” means all documents and agreements evidencing, relating to or otherwise governing a Permitted Receivables Financing.

“Permitted Receivables Financing” means one or more transactions by the Borrower or any of its Restricted Subsidiaries pursuant to which the Borrower or such Restricted Subsidiary may sell, convey or otherwise transfer to one or more Special Purpose Receivables Subsidiaries or to any other person, or may grant a security interest in, any Receivables Assets (whether now existing or arising in the future) of the Borrower or such Restricted Subsidiary, and any assets related thereto including all contracts and all guarantees or other obligations in respect of such Receivables Assets, the proceeds of such Receivables Assets and other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with sales, factoring or securitizations involving Receivables Assets; provided that (a) recourse to the Borrower and its Restricted Subsidiaries (other than the Special Purpose Receivables Subsidiary) in connection with such transactions shall be limited to the extent customary for similar transactions in the applicable jurisdictions (including, to the extent applicable, in a manner consistent with the delivery of a “true sale”/“absolute transfer” opinion with respect to any transfer by the Borrower or any Restricted Subsidiary (other than a Special Purpose Receivables Subsidiary)) and (b) the aggregate Receivables Net Investment shall not exceed $25,000,000 at any time.

“Permitted Refinancings” means any refinancings, restructurings, refundings, renewals, extensions or replacements of Indebtedness from time to time or at any time, in whole or in part, at the same time or at different times (any such refinancing, restructuring, refunding, renewal, extension or replacement Indebtedness, the “Refinancing Indebtedness” and the Indebtedness being so refinanced, restructured, refunded, renewed, extended or replaced, the “Refinanced Indebtedness”) permitted hereunder; provided that (a) principal amount (or accreted value, if applicable) of such Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness (plus unpaid accrued interest and premium thereon and discounts, fees, commissions and expenses in connection therewith), (b) the Weighted Average Life to Maturity of such Refinancing Indebtedness is not shorter than the Weighted Average Life to Maturity of the Refinanced Indebtedness and the maturity of such Refinancing Indebtedness is not earlier than the Refinanced Indebtedness, (c) if the Refinanced Indebtedness is contractually subordinated in right of payment to the Obligations, such Refinancing Indebtedness is contractually subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders, in all material respects, as those contained in the documentation governing the Refinanced Indebtedness, taken as a whole, (d) no Refinancing Indebtedness shall have additional obligors than the Refinanced Indebtedness (unless to the extent otherwise permitted hereunder), (e) such Refinancing Indebtedness shall be unsecured if the Refinanced Indebtedness is unsecured or secured to the extent otherwise permitted hereunder, (f) if such Indebtedness was secured, such Refinancing Indebtedness is not secured by any additional property or collateral other than (i) property or collateral securing the Refinanced Indebtedness, (ii) after-acquired property that is affixed or incorporated into the property covered by the Lien securing such Refinancing Indebtedness or other improvements to such property and (iii) proceeds and products thereof, (g) if any Liens securing the Refinanced Indebtedness are secured by the Collateral on a second priority (or other junior priority) basis to the Liens securing the Obligations, the Liens securing the Refinancing Indebtedness shall be secured by the Collateral on a second priority (or other junior priority) basis to the Liens securing the Obligations on terms that are at least as favorable to the Secured Parties as those contained in the documentation governing the Refinanced Indebtedness, taken as a whole, (h) the terms and conditions (including, if applicable, as to collateral) of any such Refinancing Indebtedness are either (i) customary for similar debt financings in light of then-prevailing market conditions (it being understood that such Indebtedness shall not include any financial maintenance covenants and that any negative covenants shall be incurrence-based prior to the latest Maturity Date) or (ii) not materially less favorable to the Loan Parties, taken as a whole, than the terms and conditions of the Indebtedness being refinanced, restructured, refunded, renewed, extended or replaced (provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent in good faith at least five (5) Business Days prior to the incurrence of such Refinancing Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Refinancing Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement set out in this clause (h), shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative

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Agent provides notice to the Borrower of its objection during such five (5) Business Day period (including a reasonable description of the basis upon which it objects)) and (i) such Refinancing Indebtedness shall satisfy the Required Conditions if the Refinanced Indebtedness is required to satisfy such conditions under this Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIK Interest” has the meaning set forth in Section 2.08(a).

“Plan” means any employee benefit plan as defined in Section 3(3) of ERISA, including any employee welfare benefit plan (as defined in Section 3(1) of ERISA), any employee pension benefit plan (as defined in Section 3(2) of ERISA but excluding any Multiemployer Plan), and any plan which is both an employee welfare benefit plan and an employee pension benefit plan, and in respect of which the Borrower, any Restricted Subsidiary or any ERISA Affiliate is (or, if such Plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA, Affiliate or in respect of which the Borrower, any Restricted Subsidiary or any ERISA Affiliate has had any actual or contingent liability.

~~"~~“Plan Reversion Proceeds~~"~~” means all liquid and illiquid assets of any Loan Party or any other Restricted Subsidiary including cash and/or other securities acquired and/or possessed by such Loan Party or such other Restricted Subsidiary as a result of any future termination, amendment or other modification of any Plan (including, without limitation, the Kodak Retirement Income Plan), including assets comprising any “employer reversion” as that term is defined under IRC § 4980(c)(2)(A), after all plan termination obligations have been satisfied and after payment of any applicable excise and/or income taxes and fees and expenses payable in connection with such termination, amendment or other modification, but excluding any such assets that the Borrower applies to provide benefit increases under the Plan being terminated, hold in reserve or suspense accounts and/or contribute to a replacement plan, in each case, for the purpose of reducing the excise tax rate that would otherwise be applicable with respect to the Borrower’s or its Subsidiaries’ receipt of such assets.

~~"~~“Plan Reversion Proceeds SPE~~"~~” means a direct Subsidiary of a Loan Party that is a bankruptcy-remote special purpose entity formed for the purpose of holding Plan Reversion Proceeds.

“Platform” has the meaning set forth in Section 5.01(j).

“Prepayment Premium” has the meaning set forth in Section 2.06(c).

“Pro Forma Basis” means, with respect to compliance with any test or covenant, the determination or calculation of such test or covenant (including in connection with Specified Transactions) in accordance with Section 1.08.

“Prohibited Transaction” means as defined in Section 406 of ERISA and Section 4975(c) of the Code.

“Public Lender” has the meaning set forth in Section 5.01(j).

“Qualified Preferred Stock” means, with respect to any Person, any preferred capital stock or preferred equity interest that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event (other than solely at the direction of the issuer) does not (a) except as set forth in the proviso hereto, mature or becomes mandatorily redeemable prior to the Maturity Date, pursuant to a sinking fund obligation or otherwise; (b) become convertible or exchangeable at the option of the holder thereof for Indebtedness or preferred stock that is not Qualified Preferred Stock, prior to the Maturity Date; or (c) except as set forth in the proviso hereto, become redeemable at the option of the holder thereof, in whole or in part, prior to the Maturity Date, provided that such preferred capital stock or preferred equity interest, may by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) become mandatorily redeemable or redeemable at the option of the holder thereof upon the occurrence of a change in control or Disposition subject to all Obligations (other than contingent indemnification obligations not then due and owing) having been paid in full in cash.

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“Receivables Assets” means accounts receivable (including any bills of exchange) and related assets and property from time to time originated, acquired or otherwise owned by the Borrower or any Subsidiary.

“Receivables Net Investment” means the aggregate cash amount paid by the lenders or purchasers under any Permitted Receivables Financing in connection with their purchase of, or the making of loans secured by, Receivables Assets or interests therein, as the same may be reduced from time to time by collections with respect to such Receivables Assets or otherwise in accordance with the terms of the Permitted Receivables Documents; provided, however, that, if all or any part of such Receivables Net Investment shall have been reduced by application of any distribution and thereafter such distribution is rescinded or must otherwise be returned for any reason, such Receivables Net Investment shall be increased by the amount of such distribution, all as though such distribution had not been made.

“Recovery Event” means any payment in respect of any property or casualty insurance claim or any condemnation proceeding.

“Refinanced Indebtedness” has the meaning set forth in the term Permitted Refinancing.

“Refinancing Indebtedness” has the meaning set forth in the term Permitted Refinancing.

“Refinancing Term Loan” has the meaning set forth in the preamble hereto.

“Refinancing Term Loan Commitment” means, with respect to each Lender, the “Refinancing Term Loan Commitment” of such Lender set forth opposite such Lender’s name on Annex B hereto. As of the First Amendment Effective Date, the aggregate principal amount of the Refinancing Term Loan Commitment is $450,000,000.

“Refinancing Transactions” means (i) the execution, delivery and performance by the Borrower of the First Amendment and this Agreement, (ii) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans and the use of the proceeds thereof, including the payment of fees and expenses in connection with the foregoing, and (iii) the repayment in full in cash of (x) the Existing Term Loan Facility, (y) the Existing ABL Facility and (z) the Convertible Notes.

“Register” has the meaning set forth in Section 9.04(c).

“Related Business” means any business which is the same as or related, ancillary or complementary to, or a reasonable extension or expansion of, any of the businesses of the Borrower and its Restricted Subsidiaries on the Closing Date.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the migration of any Hazardous Material through the air, soil, surface water or groundwater.

“Remedial Action” means (a) all actions taken under any Environmental Law to (i) clean up, remove, remediate, contain, treat, monitor, assess or evaluate Hazardous Materials present in, or threatened to be Released into, the environment, (ii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities or (b) any response actions authorized by 42 U.S.C. 9601 et. seq. or analogous state law.

“Reorganization” means with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Replacement ABL Facility” has the meaning set forth in Section 6.01(a)(ii)(B).

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“Replacement Period” has the meaning set forth in the definition of “Triggering Event”.

“Report” has the meaning set forth in Section 8.12.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Pension Plan, other than those events as to which notice is waived pursuant to 29 C.F.R. Section 4043 as in effect on the Closing Date (no matter how such notice requirement may be changed in the future).

“Required Conditions” means that any applicable Indebtedness or preferred stock, as the case may be, (a) does not have any scheduled amortization payments, mandatory redemptions or sinking fund obligations or mandatory prepayments (including cash flow sweeps) on or prior to the date that is 91 days after the Maturity Date (other than, in the case of Indebtedness (and, for the avoidance of doubt, excluding preferred stock), customary offers to purchase upon a change of control, asset sale or event of loss, customary acceleration rights after an event of default and payments required to prevent any such Indebtedness from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i) of the Code, or any successor provision thereto or, in the case of preferred stock, redemption rights in connection with a fundamental change and similar provisions), (b) does not mature prior to the date that is 91 days after the Maturity Date, (c) does not have financial maintenance covenants (unless such covenants apply only after the maturity of the Loans or are added for the benefit of the Lenders pursuant to a conforming amendment (which amendment shall not require the consent of the Lenders)), (d) does not have a definition of “Change in Control” (or any other defined term having a similar purpose) that is more restrictive than the definition of Change in Control set forth herein (unless such definition applies only after the maturity of the Loans or this Agreement is amended to conform the provisions of this Agreement with such more restrictive definition (which amendment shall not require the consent of the Lenders)) and (e) in the case of Indebtedness (and, for the avoidance of doubt, excluding preferred stock), does not otherwise have covenants or events of default that are, taken as a whole, materially more favorable to the holders of such Indebtedness than those set forth in this Agreement, as reasonably determined by the Borrower (unless such covenants or events of default apply only after the maturity of the Loans or this Agreement is amended to conform the provisions of this Agreement with such more restrictive covenants or events of default (which amendment shall not require the consent of the Lenders)).

“Required Lenders” means, at any time, Lenders having Loans (and, prior to the making of the Loans pursuant to Section 2.01, Commitments), representing greater than fifty percent (50%) of the sum of all Loans outstanding (and, prior to the making of the Loans pursuant to Section 2.01, Commitments) at such time provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time the aggregate principal amount of the Loans owing to such Lender (in its capacity as a Lender) and outstanding at such time (from both the numerator and the denominator), provided further, that so long as KLIM holds 33% or more of the sum of all Loans outstanding at such time, any determination of Required Lenders must always include KLIM.

“Responsible Officer” of any Person means the chief executive officer, president, chief financial officer, general counsel and any executive vice president (or any substantially similar office to any of the foregoing) or Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) on account of any Equity Interests in the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Borrower or any Restricted Subsidiary (other than any option, warrant or other right that constitutes Indebtedness).

“Restricted Subsidiary” means any Subsidiary other than an Unrestricted Subsidiary. Unless otherwise specified, any references herein to a “Restricted Subsidiary” shall refer to a Restricted Subsidiary of the Borrower.

“S&P” means Standard & Poor’s Financial Services LLC, and its successors.

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“Sale and Leaseback Transaction” means any direct or indirect arrangement with any Person or Persons, whereby the Borrower or any Subsidiary sells or transfers any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rents or leases such property or other property to use for substantially the same purposes as the property sold or transferred.

“Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement, dated as of May 7, 2025, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

“Second Amendment PIK Period” has the meaning set forth in Section 2.08(a).

“Secured Indebtedness” means, at any date, the aggregate principal amount of Indebtedness for borrowed money of the Borrower and its Restricted Subsidiaries at such date secured by a Lien on any of the assets of the Borrower or any of its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Secured Parties” means any of the Administrative Agent and the Lenders.

“Securities Account” has the meaning set forth in the Security Agreement.

“Security Agreement” means the Guarantee and Collateral Agreement to be executed and delivered by the Loan Parties, dated as of the Closing Date, substantially in the form of Exhibit C, as such agreement may be amended, restated, supplemented and modified from time to time.

“Security Documents” means the Security Agreement, each Security Agreement Supplement (as defined in the Security Agreement), each Intellectual Property Security Agreement (as defined in the Security Agreement), each IP Security Agreement Supplement (as defined in the Security Agreement), each Account Control Agreement, each Lockbox Agreement, all other security documents delivered in other foreign jurisdictions, including any Material Foreign Jurisdiction, and all financing statements, filings, documents, agreements other instrument executed, made or delivered pursuant to any of the foregoing.

“Senior Secured Indebtedness” means Indebtedness under this Agreement, and any other Indebtedness for borrowed money of the Borrower or its Restricted Subsidiaries that is secured (other than any Indebtedness that is subordinated to the Obligations), including, any such Indebtedness under the Supplemental Letter of Credit Facility and any Replacement ABL Facility (but excluding any amounts under the Supplemental Letter of Credit Facility to the extent cash collateralized).

“Series B Preferred Stock” means the Borrower’s 4.00% Series B Convertible Preferred Stock, no par value, issued on the Closing Date.

~~“Series C Preferred Stock” means the Borrower’s 5.00% Series C Convertible Preferred Stock, no par value, issued in part on the Closing Date and in part within 45 days after the Closing Date (or such later date as permitted pursuant to Section 5.17(a).~~

“Solvency Certificate” means a certificate in the form of Exhibit K from a Financial Officer of the Borrower certifying that the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

“Solvent” means, with respect to the Borrower, on a particular date, that on such date (a) the sum of the debt and liabilities (including subordinated and contingent liabilities) of the Borrower and its Subsidiaries, taken as a whole, does not exceed the fair value of the present assets of the Borrower and its Subsidiaries, taken as a whole; (b) the present fair saleable value of the assets of the Borrower and its Subsidiaries, taken as a whole, is greater than the total amount that will be required to pay the probable debt and liabilities (including subordinated and contingent liabilities) of the Borrower and its Subsidiaries as they become absolute and matured, (c) the capital of the Borrower and its Subsidiaries, taken as a whole, is not unreasonably small to engage in the business of the Borrower and its Subsidiaries,

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taken as a whole, on the First Amendment Effective Date, and as contemplated to be engaged following the First Amendment Effective Date; and (d) the Borrower and its Subsidiaries, taken as a whole, have not incurred, or believe that they will incur, debts or other liabilities including current obligations beyond their ability to pay such debt as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Special Purpose Receivables Subsidiary” means a subsidiary of the Borrower established in connection with a Permitted Receivables Financing for the acquisition of Receivables Assets or interests therein, and which is organized in a manner intended to reduce the likelihood that it would be substantively consolidated with the Borrower or any of the Subsidiaries (other than Special Purpose Receivables Subsidiaries) in the event the Borrower or any such Subsidiary becomes subject to a proceeding the under the Bankruptcy Code or a similar foreign debtor relief law.

“Specified Event of Default” means an Event of Default (after giving effect to any applicable grace periods) under Section 7.01(a), (b), (h), (i) or (j).

“Specified Prepayment” has the meaning set forth in Section 2.06(c).

“Specified Public Filings” means the quarterly report on Form 10-Q of the Borrower for each of the fiscal quarters ended on March 31, 2020, June 30, 2020 and September 30, 2020.

“Specified Transaction” means (a) any incurrence or repayment of Indebtedness (other than for working capital purposes) or Investment that results in a Person becoming a Subsidiary, (b) any Permitted Acquisition, (c) any Disposition that results in a Subsidiary ceasing to be a Subsidiary of the Borrower, (d) any Disposition having an aggregate consideration in excess of $5,000,000 (other than Dispositions in the ordinary course of business) or (e) any Investment constituting an acquisition of assets constituting a business unit, line of business or division of another Person or any Disposition of a business unit, line of business or division of the Borrower or a Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise or (f) any designation of any Unrestricted Subsidiary as a Restricted Subsidiary in accordance with Section 5.13.

“SPV” has the meaning set forth in Section 9.04(i).

“Subordinated Indebtedness” means any Indebtedness of the Loan Parties that is subordinated in right of payment to the Obligations on subordination terms reasonably satisfactory to the Required Lenders.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power to elect a majority of the board of directors or other managers thereof or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, “Subsidiary” shall mean a Subsidiary of the Borrower. For the avoidance of doubt, a variable interest entity shall not constitute a Subsidiary.

“Supplemental Letter of Credit Facility Agreement” means (a) that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Borrower, the LC Agent, the lenders identified therein and the other agents identified therein, as amended, amended and restated, modified, or supplemented from time to time to the extent permitted by this Agreement and the Intercreditor Agreement and (b) any other replacement, refinancing, restructuring, extension or renewal thereof (whether through one or more credit facilities or other debt issuances pursuant to the agreement set forth in subclause (a) or any other agreement, contract or indenture) to the extent permitted by this Agreement and the Intercreditor Agreement.

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“Supplemental Letter of Credit Facility” means the letter of credit facility made available pursuant to the Supplemental Letter of Credit Facility Agreement.

“Supplemental Letter of Credit Loan Documents” has the meaning set forth for “Loan Documents” (or any comparable term) in the Supplemental Letter of Credit Facility Agreement.

“Target Non-Core Assets” means the assets set forth in Schedule 1.01(B).

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the earlier to occur of (a) the Maturity Date and (b) the acceleration of the Loans pursuant to Section 7.02.

“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement, dated as of November 4, 2025, by and among the Borrower, the other Loan Parties party thereto, the Existing Lenders party thereto, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” has the meaning set forth in the Third Amendment.

“Total Assets” means, as of any date of determination, the aggregate amount of assets reflected on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries most recently delivered by the Borrower pursuant to Section 5.01 on or prior to such date of determination.

“Trading With the Enemy Act” has the meaning set forth in Section 3.17.

“Treasury Rate” means, as of any date of prepayment, the yield to maturity as of such prepayment date of United States Treasury securities with a constant maturity (as compiled and published in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) that has become publicly available at least two (2) Business Days prior to the prepayment date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the prepayment date to the thirty (30) month anniversary of the First Amendment Effective Date; provided, that if the period from the prepayment date to such date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

“Triggering Event” shall mean, at any time, when Jim Continenza ceases to serve as Chief Executive Officer of the Borrower (whether as a result of resignation, death, disability or otherwise) and, in each case, is not replaced with another person reasonably acceptable to the Required Lenders within 60 days thereafter (such period, the “Replacement Period”).

“UK Pension Settlement Agreement” means (a) the Stock and Asset Purchase Agreement, among the Borrower, Qualex Inc., Kodak (Near East) Inc. and KPP Trustees Limited; (b) the Settlement Agreement, among the Borrower, Kodak Limited, KPP Trustees Limited, Kodak International Finance Limited and Kodak Polychrome Graphics Finance UK Limited, each dated April 26, 2013; and (c) any related contract, agreement, deed and undertaking described in either of the foregoing to the extent entered into in conjunction with the consummation of the transactions and agreements contemplated therein; provided that the documents set forth in clauses (a) – (c) may be modified or amended from time to time.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other

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jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Unrestricted Subsidiary” means the Closing Date Unrestricted Subsidiaries.

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“U.S. Liquidity” means, on any date of determination, the sum of the aggregate amount of Cash and Cash Equivalents owned by the Loan Parties consisting of the Borrower and any Domestic Subsidiary free and clear of all Liens (other than Liens created under the Security Documents, the Supplemental Letter of Credit Loan Documents and the documentation for any Replacement ABL Facility) on such date.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.15(f).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding principal amount of such Indebtedness.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal by the Borrower, a Restricted Subsidiary or any ERISA Affiliate after the Closing Date from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.02.
Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
Section 1.03.
Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, modified, restated, replaced, refinanced, extended, renewed or restructured (subject to any restrictions on such supplements, amendments, modifications, replacements, refinancings, extensions, renewals, restatements or restructurings set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) all references to “knowledge” or “aware” of any Loan Party or a Subsidiary of the Borrower means the actual knowledge of a Financial Officer or Responsible Officer (provided that the foregoing shall not include any knowledge of a legal officer of a Loan Party or a Subsidiary to the extent such information is, in such legal officer’s sole good faith judgment, subject to attorney client or similar privilege and is not known to any other Financial Officer or Responsible Officer), (g) references to any Applicable Law shall include all statutory and regulatory provisions

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consolidating, amending, replacing, supplementing or interpreting such Applicable Law (including by succession of comparable successor laws), (h) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including” and (i) unless otherwise stated herein, all provisions herein within the discretion or to the satisfaction of a party shall be deemed to include a standard of reasonableness, good faith and fair dealing.
Section 1.04.
Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that (a) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the First Amendment Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been affirmatively withdrawn by the Borrower (or, in the case of a request for an amendment under this Section 1.04 by the Required Lenders, the Administrative Agent) or such provision amended in accordance herewith and (b) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.
Section 1.05.
Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up if there is no nearest number).
Section 1.06.
Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
Section 1.07.
Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day.
Section 1.08.
Pro Forma Calculations. Notwithstanding anything to the contrary herein, to the extent that compliance with any test or covenant hereunder may be determined on a Pro Forma Basis, the determination or calculation of such test (and the related defined terms used therein) shall be calculated as follows:
(a)
Specified Transactions (and the incurrence or repayment of any Indebtedness in connection therewith) that have been made (i) during the applicable Measurement Period and (ii) subsequent to such Measurement Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions had occurred on the first day of the applicable Measurement Period. If since the beginning of any applicable Measurement Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such Measurement Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.08, then the applicable test or covenant shall be calculated to give pro forma effect thereto in accordance with this Section 1.08.
(b)
Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a Financial Officer of the Borrower and include, for the avoidance of doubt, the amount of cost savings, operating expense reductions, other operating improvements and synergies actually realized as of the date of such pro forma calculation (calculated on a pro forma basis as though such cost savings, operating expense

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reductions, other operating improvements and synergies had been realized on the first day of such period as if such cost savings, operating expense reductions, other operating improvements and synergies were realized during the entirety of such period) relating to such Specified Transaction, net of the amount of actual benefits realized during such period from such actions.
(c)
In the event that the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), (i) during the applicable Measurement Period and (ii) subsequent to the end of the applicable Measurement Period and prior to or simultaneously with the event for which the calculation of any such test or covenant (and the related defined terms used therein) is made, then such test or covenant (and the related defined terms used therein), shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the first day of the applicable Measurement Period.
Section 1.09.
Certifications. All certifications to be made hereunder or under any other Loan Document by an officer or representative of a Loan Party shall be made by such person in his or her capacity solely as an officer or a representative of such Loan Party, on such Loan Party’s behalf and not in such Person’s individual capacity.
Article II

The Credits
Section 2.01.
Refinancing Term Loan Commitments. Subject to the terms and conditions set forth herein, each Lender severally agrees to make a Refinancing Term Loan denominated in Dollars to the Borrower on the First Amendment Effective Date, in a principal amount up to the Refinancing Term Loan Commitment of such Lender. The Refinancing Term Loan Commitment of each such Lender will terminate in full upon the making of such Loan by such Lender on the First Amendment Effective Date. The failure of any such Lender to make any such Refinancing Term Loan required to be made by it shall not relieve any other such Lender of its obligations hereunder, provided that the Refinancing Term Loan Commitments of such Lenders are several and no such Lender shall be responsible for any other such Lender’s failure to make such Refinancing Term Loans as required.
Section 2.02.
[Reserved].
Section 2.03.
Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request in a writing (delivered by hand, telecopy or e-mail) substantially in the form attached hereto as Exhibit G or such other writings approved by the Administrative Agent and, in each case, signed by the Borrower, not later than 1:00 p.m. (or such later time as the Administrative Agent may consent to in its reasonable discretion), three (3) Business Days before the date of the proposed Borrowing of the Refinancing Term Loans. Each such Borrowing Request shall be irrevocable and shall specify the following information:
(i)
the aggregate principal amount of such Borrowing;
(ii)
the date of such Borrowing, which shall be a Business Day; and
(iii)
the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each of the applicable Lenders of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04.
Funding of Borrowings.
(a)
Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Upon receipt of all requested funds, the Administrative

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Agent will make each such Loan available to the Borrower by promptly wiring the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Borrowing Request (the “Loan Account”).
(b)
Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Loan to be made by such Lender on the occasion of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then such Lender and the Borrower jointly and severally agree to pay to the Administrative Agent forthwith on written demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of any Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the Interest Rate payable in cash in accordance with Section 2.08.
Section 2.05.
Repayment of Loans; Evidence of Debt.
(a)
The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the aggregate principal amount of all Loans outstanding on the Termination Date.
(b)
Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.
(c)
The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the respective Lenders and each respective Lender’s share thereof.
(d)
The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.05 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that (x) the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay its Loans in accordance with the terms of this Agreement and (y) in the event of any conflict between the accounts maintained by the Administrative Agent pursuant to Section 2.05(c) and any Lender’s records pursuant to Section 2.05(b), the accounts maintained by the Administrative Agent pursuant to Section 2.05(c) shall govern and control.
(e)
Any Lender may request that Loans made by it to the Borrower be evidenced by a promissory note. In such event, the Borrower shall promptly prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) substantially in the form attached hereto as Exhibit I. Thereafter, unless otherwise agreed by the applicable Lender, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).
Section 2.06.
Prepayment of Loans.
(a)
Voluntary. The Borrower may, upon prior written notice from the Borrower to the Administrative Agent, at any time or from time to time, voluntarily prepay Loans in whole or in part, together with any applicable Prepayment Premium. Prepayments of Loans pursuant to this Section 2.06(a) shall be applied as directed by the Borrower~~.~~; provided, that prior to May 15, 2026, the Borrower shall not make any voluntary prepayments pursuant to this Section 2.06(a) with Net Proceeds received in connection with any Asset Sale, Recovery Event or other transaction resulting in proceeds in respect of Target Non-Core Assets described in item 1 of Schedule 1.01(B).

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(b)
Mandatory.
(i)
Subject to clauses (v) and (viii) below, not later than the fifth Business Day following receipt by the Borrower or any Subsidiary of any Net Proceeds in connection with any Asset Sale (other than any Asset Sale relating to the Target Non-Core Assets), the Borrower shall apply 100% of the Net Proceeds received with respect thereto to prepay outstanding Loans in accordance with Section 2.06(b)(ix).
(ii)
Subject to clauses (v) and (viii) below, not later than the fifth Business Day following receipt by the Borrower or any Subsidiary of any Net Proceeds in connection with any Recovery Event (other than any Recovery Event relating to the Target Non-Core Assets), the Borrower shall apply 100% of the Net Proceeds received with respect thereto to prepay outstanding Loans in accordance with Section 2.06(b)(ix); provided that no prepayment pursuant to this clause (ii) shall be required if the Net Proceeds received in connection with any such Recovery Event are less than $5,000,000 individually and $10,000,000 in the aggregate of all such Recovery Events in any fiscal year.
(iii)
Not later than the fifth Business Day following receipt of Net Proceeds by the Borrower or any Subsidiary from the issuance or incurrence of Indebtedness (other than any cash proceeds from the issuance of Indebtedness permitted pursuant to Section 6.01), the Borrower shall apply 100% of the Net Proceeds received with respect thereto to prepay outstanding Loans in accordance with Section 2.06(b)(ix).
(iv)
Subject to clause (v) below, not later than the fifth Business Day following (A) receipt of Net Proceeds by the Borrower or any Subsidiary of any Extraordinary Receipts (other than any Extraordinary Receipts relating to the Target Non-Core Assets), the Borrower shall apply 100% of the Net Proceeds received with respect thereto to prepay outstanding Loans in accordance with Section 2.06(b)(ix); provided that no prepayment pursuant to this clause (iv) shall be required if the Net Proceeds received in connection with any such Extraordinary Receipts are less than $5,000,000 individually and $10,000,000 in the aggregate of all such Extraordinary Receipts in any fiscal year, and (B) the date on which any cash that is restricted on the balance sheet of the Borrower is no longer restricted as a result of the incurrence of any Replacement ABL Facility pursuant to Section 6.01(a)(ii)(B), including upon any issuance of letters of credit under such Replacement ABL Facility, or otherwise, except to the extent such cash promptly becomes restricted in favor of the State of New York as cash collateral for statutory obligations.
(v)
Not later than five (5) Business Days following receipt by the Borrower or any Subsidiary of any Net Proceeds in connection with any Asset Sale, Recovery Event or other transaction resulting in proceeds in respect of Target Non-Core Assets:
(1)
if the aggregate principal amount of outstanding Loans is greater than $200,000,000, the Borrower shall apply (i) 100% of such Net Proceeds to prepay outstanding Loans in accordance with Section 2.06(b)(ix) until the balance of the Loans is equal to $200,000,000, at which point clause (2) below will apply to any remaining Net Proceeds plus (ii) a prepayment premium equal to one percent (1.0%) of the principal amount of the Loans so prepaid; and

~~(2) if the aggregate principal amount of outstanding Loans is less than or equal to $200,000,000, but greater than $100,000,000, the Borrower shall apply (i) 50% of the Net Proceeds received with respect thereto to prepay outstanding Loans in accordance with Section 2.06(b)(ix) until the balance of the Loans is equal to $100,000,000 at which point clause (3) below will apply to any remaining Net Proceeds plus (ii) a prepayment premium equal to (x) with respect to any prepayment pursuant to this Section 2.06(b)(v)(2) prior to the fourth anniversary of the First Amendment Effective Date, one percent (1.0%) or (y) with respect to any prepayment pursuant to this Section 2.06(b)(v)(2) on or after the fourth anniversary of the First Amendment Effective Date, zero percent (0%), in each case, of the principal amount of the Loans so repaid; provided that, concurrently with making the mandatory prepayment described in this Section 2.06(b)(v)(2), the Borrower shall have the option to apply the remaining 50% of the Net Proceeds not so required to be applied to mandatory prepayment pursuant to this Section 2.06(b)(v)(2) to voluntarily prepay the~~

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~~outstanding Loans at a prepayment premium equal to (x) with respect to any prepayment pursuant to this Section 2.06(b)(v)(2) prior to the fourth anniversary of the First Amendment Effective Date, one percent (1.0%) or (y) with respect to any prepayment pursuant to this Section 2.06(b)(v)(2) on or after the fourth anniversary of the First Amendment Effective Date, zero percent (0%), in each case, of the principal amount of the Loans so repaid; and~~

(2)
~~(3)~~ if the aggregate principal amount of outstanding Loans is less than or equal to $~~100,000,000~~200,000,000, the Borrower may retain such Net Proceeds and shall not be required to make any mandatory prepayment ~~pursuant to this Section 2.06(b)(v); provided that~~with such Net Proceeds ~~shall be included in the calculation of Excess Cash Flow~~.

(vi)
Upon the occurrence of a Change in Control, each Lender shall have the right to require the Borrower to prepay such Lender’s Loans at a price in cash equal to the aggregate principal amount of the Loans outstanding, plus the Prepayment Premium that would have been payable if the Borrower had voluntarily prepaid such Loans on the date of such prepayment. The Borrower shall deliver to the Administrative Agent written notice of the occurrence of any Change in Control (each such notice, a “Change in Control Notice”), in each case, within two Business Days thereof. Each Lender that intends to exercise its right to require the Borrower to prepay such Lender’s Loans pursuant to this Section 2.06(b)(vi) shall provide written notice thereof to the Administrative Agent no later than 5:00 p.m., within ten Business Days of the receipt of any Change in Control Notice delivered pursuant to the foregoing clause (b) (such date, the “Change in Control Election Date”). For the avoidance of doubt, any Lender that fails to timely notify the Administrative Agent in accordance with the preceding sentence shall be deemed to have irrevocably waived the right described in this Section 2.06(b)(vi). The Borrower shall make any prepayment pursuant to this Section 2.06(b)(vi) within three Business Days of the Change in Control Election Date. The foregoing shall not limit the Borrower’s right to make a voluntary prepayment in accordance with Section 2.06(a) in connection with such Change in Control.
(vii)
For each fiscal year of the Borrower (commencing with the fiscal year ending on December 31, 2021), not later than the tenth Business Day following the date of the most recent Financial Statements delivered or required to be delivered pursuant to Section 5.01(a) (for any such fiscal year, the “ECF Prepayment Date”), the Borrower shall prepay outstanding Loans in an aggregate principal amount equal to (x) 100% of Excess Cash Flow for such fiscal year minus (y) except for the Refinancing Transactions (as defined in the First Amendment), optional prepayments of Loans under Section 2.06(a) during such fiscal year (the “ECF Prepayment”); provided that no prepayment shall be required pursuant to this Section 2.06(b)(vii) to the extent that after giving effect to such prepayment U.S. Liquidity would be less than (x) prior to the Borrower Deleveraging Milestone Date, $60,000,000 or (y) on or after the Borrower Deleveraging Milestone Date, $85,000,000, in each case at the time of making such prepayment; provided that (A) the Borrower shall make the maximum portion of such ECF Prepayment when due to the extent such payment shall not cause the Borrower to violate the foregoing clause and (B) the Borrower shall make additional portions of such ECF Prepayment within five (5) Business Days from delivery of financial statements pursuant to Section 5.01(a) or Section 5.01(b) thereafter to the extent that making such payment shall not cause the Borrower to violate the foregoing clause.
(viii)
Notwithstanding the foregoing, the Borrower shall not be required to apply any Net Proceeds that are the subject of clauses (i) or (ii) above to prepay the Loans to the extent reinvested by the Borrower or any of its Restricted Subsidiaries in assets of a kind then used or usable in the business of the Borrower and its Restricted Subsidiaries within 12 months of receipt of such Net Proceeds (or, if the Borrower or any Restricted Subsidiary has contractually committed within 12 months following receipt of such Net Proceeds to reinvest such Net Proceeds, within 18 months from the date of the receipt of such Net Proceeds); provided that (a) no Event of Default shall have occurred and shall be continuing at the time of the earlier of the (x) application of such proceeds and (y) entry into the contractual commitment to apply such Net Proceeds; and (b) any such Net Proceeds not actually reinvested in accordance with the foregoing shall be promptly applied by the Borrower to prepay the Loans; provided further that (A) such Net Proceeds

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may not be reinvested in cash or Cash Equivalents, accounts receivable, stock inventory, marketable securities, prepaid liabilities or other current assets (other than in connection with an acquisition of a line of business or operating entity engaged in a Related Business) (it being understood that the Borrower and its Restricted Subsidiaries may hold such Net Proceeds in cash, Cash Equivalents or marketable securities pending reinvestment during the time periods described above, so long as the Borrower shall provide, concurrently with the delivery of the financial statements pursuant to Section 5.01(a) or Section 5.01(b), a written notice of such Net Proceeds, identifying in reasonable detail such Net Proceeds in the form of cash, Cash Equivalents or marketable securities, as applicable), (B) notwithstanding anything to the contrary herein, the aggregate amount of Net Proceeds of Asset Sales and Recovery Events that may be reinvested pursuant to this clause (viii) shall not exceed $20,000,000 in any fiscal year (unless the aggregate principal amount of outstanding Senior Secured Indebtedness is less than $300,000,000 at the time of making such reinvestment, in which case the limitation set forth in this clause (B) shall not apply) and (C) the Net Proceeds of any Target Non-Core Assets that are required to be used to prepay Loans pursuant to Section 2.06(b)(v) may not be reinvested without the prior written consent of the Required Lenders.
(ix)
Prepayments of outstanding Loans pursuant to this Section 2.06(b) shall be applied in such manner as the Borrower may specify.
(c)
Prepayment Premium. In the event that, prior to the fourth anniversary of the First Effective Date, the Borrower prepays all or any portion of the then outstanding Loans pursuant to Section 2.06(a), Section 2.06(b)(iii) or Section 2.06(b)(vi) (such date of prepayment a “Calculation Date”), such prepayment shall include a premium (the “Prepayment Premium”), to be paid to the Administrative Agent for the benefit of the Lenders, equal to, (i) in the case of any prepayment made prior to the second anniversary of the First Amendment Effective Date, the present value at such Calculation Date of (x) all required remaining scheduled interest payments due on such Loans (determined by excluding any interest that would accrue with respect to any portion of the principal amount of such Loans representing any payment of PIK Interest prior to such Calculation Date) being repaid through the second anniversary of the First Amendment Effective Date (excluding accrued and unpaid interest to, but excluding, the Calculation Date) (provided that any interest that would otherwise have accrued from the period commencing after the Interest Payment Date occurring immediately prior to the second anniversary of the First Amendment Effective Date and ending on and including the second anniversary of the First Amendment Effective Date shall be deemed for purposes of this definition to be a required remaining scheduled interest payment that would have otherwise been due on the second anniversary of the First Amendment Effective Date) based upon the Interest Rate plus (y) the Prepayment Premium that would be payable if such Loans were voluntarily prepaid on the second anniversary of the First Amendment Effective Date, computed using a discount rate equal to the Treasury Rate as of the Calculation Date plus 50 basis points, (ii) in the case of any prepayment made on or after the second anniversary of the First Amendment Effective Date but prior to the third anniversary of the First Amendment Effective Date, the principal amount of the Loans so prepaid (determined by excluding any principal amount of such Loans representing any payment of PIK Interest prior to such Calculation Date) multiplied by six percent (6.0%), (iii) in the case of any prepayment made on or after the third anniversary of the First Amendment Effective Date but prior to the fourth anniversary of the First Amendment Effective Date, the principal amount of the Loans so prepaid (determined by excluding any principal amount of such Loans representing any payment of PIK Interest prior to such Calculation Date) multiplied by four percent (4.0%) and (iv) zero percent (0.0%) thereafter; provided however, that notwithstanding anything herein to the contrary in this clause (c), the foregoing Prepayment Premium shall not be applicable to any such prepayment made by the Borrower on or prior to the fourth anniversary of the Closing Date up to an aggregate principal amount not to exceed $150,000,000 (the “Specified Prepayment”), so long as (i) any such Specified Prepayment made prior to the fourth anniversary of the First Amendment Effective Date shall be accompanied by a prepayment premium equal to ~~one~~four percent (~~1.0~~4.0%) of the principal amount of the Loans so prepaid, and (ii) such Specified Prepayment is not made with any proceeds received directly or indirectly from any individual transaction or series of related transactions related to any incurrence of Indebtedness (it being understood and agreed that the foregoing clause (ii) shall not restrict any mandatory prepayment made pursuant to Section 2.06(b)(iv)(B)).
(d)
The Borrower shall notify the Administrative Agent in writing of any prepayment under Section 2.06(a) or (b), not later than 11:00 a.m. (or such later time as the Administrative Agent may consent to in its reasonable discretion), one Business Day prior to the date of prepayment. Subject to Section 2.06(e), such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be

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prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing under Section 2.06(a) shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $3,000,000. Prepayments under Section 2.06(a) and 2.06(b) shall be accompanied by accrued interest to the extent required by Section 2.08.
(e)
Each prepayment shall be applied to the applicable Loans of the applicable Lenders in accordance with their respective Applicable Percentages.
(f)
Any prepayment of Loans hereunder to be made with the proceeds from the incurrence of any Indebtedness or the closing of another transaction may state that such prepayment is conditioned on the effectiveness of other debt facilities or instruments or the closing of such other transaction, and no Default or Event of Default shall occur if such prepayment is not made because such condition is not satisfied.
(g)
Notwithstanding any other provisions of this Section 2.06, (A) with respect to the Net Proceeds described in 2.06(b)(i) or (b)(ii), to the extent that applicable law would effectively (1) prohibit the repatriation to the United States of America of any Net Proceeds received by any Subsidiary that is not a Domestic Subsidiary or (2) impose material adverse tax consequences on the Borrower and its Subsidiaries if such Net Proceeds were so repatriated (taking into account any foreign tax credit or benefit actually realized in connection with any such repatriation), as determined by the Borrower in good faith, then, in each case, the Borrower and its Subsidiaries shall not be required to prepay such amounts as required under Section 2.06(b)(i) or (b)(ii) until such prohibition or material adverse tax consequence no longer exists, provided that the Borrower and its Subsidiaries shall take commercially reasonable actions to permit repatriation of the proceeds subject to such prepayments in order to effect such prepayments without violating law or incurring material adverse tax consequences, and (B) with respect only to any ECF Prepayment described in Section 2.06(b)(vii), to the extent that applicable law would effectively prohibit the repatriation to the United States of America of any proceeds received by any Subsidiary that is not a Domestic Subsidiary or result in material adverse tax consequences on the Borrower and its Subsidiaries if such proceeds were so repatriated, as determined by the Borrower in good faith, the Borrower and its Subsidiaries shall not be required to prepay such amounts as required under Section 2.06(b)(vii) until such prohibition or material adverse tax consequence no longer exists, provided that the Borrower and its Subsidiaries shall take commercially reasonable actions to permit repatriation of the proceeds subject to such prepayments in order to effect such prepayments without violating law or incurring material adverse tax consequences.
Section 2.07.
Fees.

(a)
The Borrower shall pay to the Administrative Agent, for its own account, the fees and other charges earned, due and payable in the amounts and at the times set forth in the Agency Fee Letter. All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the respective accounts of the Administrative Agent and other Lenders as provided herein. Once due, all fees shall be fully earned and shall not be refundable under any circumstances.
(b)
The Borrower shall pay to the Administrative Agent, for the account of each Lender, the fees and other charges earned, due and payable in the amounts and at the times set forth in the Fee Letter. All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the respective accounts of the Lenders as provided herein. Once due, all fees shall be fully earned and shall not be refundable under any circumstances.
(c)
The Borrower shall pay to the Administrative Agent, for the account of each Lender, the fees and other charges earned, due and payable in the amounts and at the times set forth in the First Amendment Fee Letter. All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the respective accounts of the Lenders as provided herein. Once due, all fees shall be fully earned and shall not be refundable under any circumstances.

Section 2.08.
Interest.

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(a)
The aggregate principal amount of the Loans outstanding from time to time shall bear interest at a rate per annum equal to 12.50% (the “Interest Rate”). The Borrower shall, by delivering a Cash/PIK Election Notice to the Administrative Agent no later than 11:00 a.m. five (5) Business Days prior to the Interest Payment Date, elect whether interest payments for such Interest Payment Date shall be paid in cash (the “Cash Option”) or paid partially in cash and paid partially in kind and capitalized (the “Cash/PIK Option”); provided that if the Borrower fails to deliver a Cash/PIK Election Notice within the time frame set forth above, the Borrower shall be deemed to have elected the Cash/PIK Option for the applicable Interest Payment Date. If the Borrower elects the Cash Option for any interest period, the Borrower shall pay all interest payments payable on such Interest Payment Date in cash on such Interest Payment Date. If the Borrower elects (or is deemed to have elected) the Cash/PIK Option for any interest period, the Borrower shall pay on the applicable Interest Payment Date (x) interest at a rate per annum equal to 7.50% in cash, and (y) interest at a rate per annum equal to 5.00% in kind (the “PIK Interest”), which PIK Interest shall be automatically capitalized on the applicable Interest Payment Date by adding such amount to the outstanding principal amount of such Loan. For the avoidance of doubt, following such increase in the principal amount of the outstanding Loans upon a payment of the PIK Interest on such Interest Payment Date, the Loans shall bear interest on such increased principal amount from and after the date of such Interest Payment Date, and all references herein or in any other Loan Document to the principal amount of the Loans shall include all interest accrued and capitalized as a result of any payment of the PIK Interest except as otherwise specified. Notwithstanding the foregoing, for the six (6) Interest Payment Dates following the Second Amendment Effective Date (such period, the “Second Amendment PIK Period”), the Borrower shall have the option to make up to the entire amount of such interest payments via PIK Interest.
(b)
Notwithstanding the foregoing, upon the occurrence and during the continuation of a Specified Event of Default, any overdue amounts shall bear interest, after as well as before judgment, payable in cash, at a rate per annum equal to two percent (2.0%) plus the Interest Rate (the “Default Rate”); provided that the Default Rate shall apply to all such outstanding amounts (whether stated at maturity, by acceleration or otherwise) automatically and without any action by any Person upon the occurrence and during the continuance of any Event of Default arising under Section 7.01(h) or (i).
(c)
Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (b) of this Section 2.08 shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan of any Lender, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.
(d)
All interest hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
Section 2.09.
Increased Costs.
(a)
If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender;
(ii)
impose on any Lender any other condition (other than Taxes) affecting this Agreement or any Loans made by such Lender; or
(iii)
subject any Credit Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or the Administrative Agent of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender or the Administrative Agent hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Administrative Agent, as the case may be, such

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additional amount or amounts as will compensate such Lender or the Administrative Agent, as the case may be, for such additional costs incurred or reduction suffered.

(b)
If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. A Lender may only submit a request for compensation in connection with the Changes in Law described in clauses (a) and (b) of this Section 2.11 if such Lender imposes such increased costs on borrowers similarly situated to the Borrower under syndicated credit facilities comparable to the Loans.
(c)
A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.11(b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)
Failure or delay on the part of any Lender or the Administrative Agent to demand compensation pursuant to this Section 2.11 shall not constitute a waiver of such Lender’s or the Administrative Agent’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Administrative Agent pursuant to this Section 2.11 for any increased costs or reductions incurred more than 120 days prior to the date that such Lender or the Administrative Agent notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Administrative Agent’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 120-day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 2.10.
Taxes.
(a)
Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.10), the amounts received with respect to this agreement equal the sum which would have been received had no such deduction or withholding been made.
(b)
In addition, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.
(c)
The Loan Parties shall jointly and severally indemnify each Credit Party, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Credit Party or required to be withheld or deducted from a payment to such Credit Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(d)
Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that any Loan Party has not already

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indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Loan Parties to do so) and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(e) relating to the maintenance of a Participant Register, in either case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).
(e)
As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.10, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)
(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.10 (f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(i)
Without limiting the generality of the foregoing,
(A)
any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;
(B)
any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)
in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)
executed originals of IRS Form W-8ECI;

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(3)
in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F1 to the effect that such NonU.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W8BEN or W-8BEN-E; or
(4)
to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;
(C)
any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)
if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)
If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.10 (including by the payment of additional amounts pursuant to this Section 2.10), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net

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after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h)
Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.10 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under the Loan Documents.
(i)
Nothing contained in this Section 2.10 shall require the Administrative Agent or any Lender to make available any of its tax returns (or any other information that it deems, in its sole discretion, to be confidential or proprietary).
(j)
For purposes of this Section 2.10, the term “Applicable Law” includes FATCA.
Section 2.11.
Payments Generally; Pro Rata Treatment; Sharing of Setoffs.
(a)
The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or of amounts payable under Sections 2.09 or 2.10, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m.), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the account of the Administrative Agent as may be specified in writing from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders, except that payments pursuant to Sections 2.09, 2.10 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents or as otherwise expressly provided herein shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Amounts prepaid or repaid on account of the Loans may not be reborrowed. All payments under each Loan Document shall be made in Dollars and in immediately available funds.
(b)
If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder in respect of Obligations, then such funds shall be applied in the order and manner set forth in Section 7.03.
(c)
If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower any rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

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(d)
Unless the Administrative Agent shall have received prior written notice from the Borrower prior to the date on which any payment by the Borrower is due to the Administrative Agent for the account of any of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of such Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(e)
If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.04(a), 2.10(d), 2.11(d) or 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its reasonable discretion.
(f)
Notwithstanding the foregoing or anything to the contrary herein, any prepayments of the Loans may be made on a non-pro rata basis among any Lender affiliated with KLIM and shall be made to such Lenders as directed by KLIM to the Administrative Agent in writing.
Section 2.12.
Mitigation Obligations; Replacement of Lenders.
(a)
If any Lender requests compensation under Section 2.09, or if the Borrower is required to pay any additional amount or indemnification payment to any Lender, the Administrative Agent, or any Governmental Authority for the account of any Lender pursuant to Section 2.10, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.09 or Section 2.10, as the case may be, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment promptly following written demand (including documentation reasonably supporting such request) from such Lender.
(b)
If any Lender (a) shall have become a Defaulting Lender or (b) requests compensation under Section 2.09, or if the Borrower is required to pay any additional amount or indemnification payment to any Lender, the Administrative Agent, or to any Governmental Authority for the account of any Lender pursuant to Section 2.10, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent to the extent required under Section 9.04(b)(iii), for such assignment, which consent shall not be unreasonably withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.09 or payments required to be made pursuant to Section 2.10, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment required pursuant to this Section 2.12(b) may be effected pursuant to an Assignment and Acceptance executed solely by the Borrower, the Administrative Agent and the assignee, and that the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective.

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Section 2.13.
Extensions of Loans.
(a)
Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders whose Loans have a like maturity date, in each case on a pro rata basis (based on the Aggregate Outstandings with a like maturity date) and on the same terms to each such Lender, the Borrower is hereby permitted with the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender’s Loans, and otherwise modify the terms of such Loans pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Loans and/or modifying the amortization schedule in respect of such Lender’s Loans) (each, an “Extension,” and each group of Loans in each case as so extended, as well as the original Loans in each case not so extended, being a “tranche”; any Extended Loans shall constitute a separate tranche of Loans from the tranche of Loans from which they were converted), so long as the following terms are satisfied or waived in accordance with Section 9.02:
(i)
except as to amortization payments, interest margins, rate floors, upfront fees, funding discounts, original issue discounts and premiums and final maturity (which shall be set forth in the relevant Extension Offer), the Loans of any Lender that agrees to extend such Loans pursuant to an Extension Offer (an “Extended Loan”), shall be Loans with the same terms as the original Loans; provided that the Extended Loan may provide for other covenants and terms that apply to any period after the latest maturity date then in effect with respect to the Loans (and may add a financial maintenance covenant prior to the latest maturity date then in effect with respect to the Loans if such financial maintenance covenant is applicable to both the Loans and the Extended Loan); and provided further that at no time shall there be Loans hereunder (including Extended Loans and any original Loans) which have more than three different maturity dates;
(ii)
if the aggregate principal amount of Loans in respect of those Lenders who shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Loan offered to be extended by the Borrower pursuant to such Extension Offer, then the Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders, as the case may be, have accepted such Extension Offer; and
(iii)
all documentation in respect of such Extension shall be consistent with the foregoing.
(b)
With respect to all Extensions consummated by the Borrower pursuant to this Section 2.13, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.06 and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may at its election specify as a condition to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrower’s sole discretion and may be waived by the Borrower) of Loans be tendered. The Lenders hereby consent to the transactions contemplated by this Section 2.13 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Loans on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including Sections 2.06 and 2.10) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.13.
(c)
No consents shall be required to effectuate any Extension, other than (i) the consent of each Lender agreeing to such Extension with respect to its Loans (or a portion thereof) and (ii) the consent of the Administrative Agent (as set forth in clause (a) above). All Extended Loans and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary or advisable in order to establish new tranches in respect of Loans so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new tranches, in each case on terms consistent with this Section 2.15. All such amendments entered into with the Borrower by the Administrative Agent hereunder shall be binding and conclusive on the Lenders.

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(d)
In connection with any Extension Offer, the Borrower shall provide the Administrative Agent at least five (5) Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior written notice thereof, and shall agree to such procedures (including those regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.13.
Section 2.14.
[Reserved].
Section 2.15.
Defaulting Lenders. Anything contained herein to the contrary notwithstanding, in the event that (i) any Lender shall become a Defaulting Lender and (ii) such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within five Business Days after the Borrower’s request that it cure such default, the Borrower shall have the right (but not the obligation) to repay such Defaulting Lender in an amount equal to the principal of, and all accrued interest on, all outstanding Loans owing to such Lender, together with all other amounts due and payable (other than any prepayment premium) to such Lender under the Loan Documents.
Article III

Representations and Warranties

Until the Commitments have expired or been terminated and the principal of and interest on each Loan, all fees and other Obligations (other than contingent indemnification obligations not then due and owing) payable hereunder shall have been paid in full, the Borrower represents and warrants to the Lenders as of the First Amendment Effective Date:

Section 3.01.
Organization; Powers. (a) Each of the Borrower and the Restricted Subsidiaries is duly organized, validly existing and in good standing (as applicable) under the laws of the jurisdiction of its organization, except as to any Restricted Subsidiary other than the Borrower where such failure to be so organized, existing or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) (i) each Restricted Subsidiary has all requisite power and authority to carry on its business as now conducted, except to the extent that the failure to have any such power would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) the Borrower has all requisite power and authority to carry on its business as now conducted in all material respects and (c) except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.
Section 3.02.
Authorization; Enforceability. The Refinancing Transactions to be entered into by each Loan Party are within such Loan Party’s corporate, limited liability or partnership powers, as applicable, and have been duly authorized by all necessary corporate, limited liability or partnership action, as applicable, and, if required, equityholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of each such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 3.03.
Governmental Approvals; No Conflicts. The Refinancing Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority with competent jurisdiction over the Borrower or any Restricted Subsidiary, except (i) such as have been obtained or made and are in full force and effect, (ii) any consent or approval of, registration or filings necessary to perfect Liens created under the Loan Documents (or release existing Liens) and (iii) immaterial consents, approvals, registrations or filings, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Restricted Subsidiaries or any order of any Governmental Authority applicable to the Borrower or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Restricted

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Subsidiaries, except with respect to any default, conflict, breach or contravention or payment, to the extent that such violation, conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Restricted Subsidiaries, except Liens created under the Loan Documents and Liens permitted under the Loan Documents.
Section 3.04.
Financial Condition; No Material Adverse Effect.
(a)
As of the First Amendment Effective Date, neither the Borrower nor any of its Restricted Subsidiaries has any material Guarantees, contingent liabilities and liabilities for taxes, or any long term leases or unusual forward or long term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements delivered pursuant to Section 5.01(a) or (b).
(b)
Since December 31, 2022, there has been no change, development or event that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.
Section 3.05.
Properties.
(a)
Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each of the Borrower and its Restricted Subsidiaries has good title to, or valid leasehold interests in or rights to use, all its real and personal property (excluding, for the avoidance of doubt, Intellectual Property, which is the subject of Section 3.05(b)(i)) material to its business taken as a whole, except for Liens permitted by Section 6.02 or other Liens reasonably acceptable to the Required Lenders.
(b)
Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) each of the Borrower and its Subsidiaries exclusively owns, or is validly licensed under written and enforceable licenses, or otherwise has a right to use, all Intellectual Property used or held for use in connection with its business as currently conducted and proposed to be conducted, and (ii) Borrower’s and its Subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or violate any Intellectual Property rights of any other Person.
Section 3.06.
Litigation and Environmental Matters.
(a)
Except as described on Schedule 3.06, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending and unstayed against or, to the knowledge of the Borrower, threatened against or relating to the Borrower or any of the Subsidiaries (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any of the Loan Documents or the Refinancing Transactions.
(b)
Except for matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) is or has become subject to, or to the knowledge of the Borrower is threatened with, any Environmental Liability or (iii) has received written notice of any claim with respect to any Environmental Liability or written notice of violation with respect to any Environmental Law.
Section 3.07.
Compliance with Laws and Agreements. Each of the Borrower and its Restricted Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
Section 3.08.
Investment Company Status. Neither the Borrower nor any of its Restricted Subsidiaries is (or is required to be) an “investment company” as defined in the Investment Company Act of 1940.

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Section 3.09.
Taxes. Each of the Borrower and its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) in each case, to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.
Section 3.10.
Employee Benefit Plans. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) each of the Borrower, each Restricted Subsidiary and each of their respective ERISA Affiliates (and in the case of a Pension Plan or a Multiemployer Plan, each of their respective ERISA Affiliates) are in compliance with all applicable provisions and requirements of ERISA and the Code and other federal and state laws and the regulations and published interpretations thereunder with respect to each Plan and Pension Plan and have performed all their obligations under each Plan and Pension Plan; (b) no ERISA Event or Foreign Plan Event has occurred or is reasonably expected to occur; (c) each Plan or Pension Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS covering such plan’s most recently completed fiveyear remedial amendment cycle in accordance with Revenue Procedure 2007-44, I.R.B. 2007-28, indicating that such Plan or Pension Plan is so qualified and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code or an application for such a determination is currently pending before the Internal Revenue Service and, to the knowledge of Borrower, nothing has occurred subsequent to the issuance of the most recent determination letter which would cause such Plan or Pension Plan to lose its qualified status; (d) no liability to the PBGC (other than required premium payments), any Plan or Pension Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by the Borrower, any Restricted Subsidiary or any of their ERISA Affiliates; (e) no ERISA Event has occurred and neither the Borrower, a Restricted Subsidiary nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event; (f) each of the Borrower’s and the Restricted Subsidiaries’ ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan; (g) all amounts required by applicable law with respect to, or by the terms of, any retiree welfare benefit arrangement maintained by the Borrower, any Restricted Subsidiary or any ERISA Affiliate or to which the Borrower, any Restricted Subsidiary or any ERISA Affiliate has an obligation to contribute have been accrued in accordance with ASC Topic 715-60; (h) as of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, neither the Borrower, any Restricted Subsidiary, nor any of their respective ERISA Affiliates has any potential liability for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA; (i) there has been no Prohibited Transaction or violation of the fiduciary responsibility rules with respect to any Plan or Pension Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect; (j) neither the Borrower, any Restricted Subsidiary nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (i) on the First Amendment Effective Date, those listed on Schedule 3.10 hereto and (ii) thereafter, Pension Plans not otherwise prohibited by this Agreement; (k) the present value of all accumulated benefit obligations under each Pension Plan, did not, as of the close of its most recent plan year, exceed the fair market value of the assets of such Pension Plan allocable to such accrued benefits (determined in both cases using the applicable assumptions under Section 430 of the Code and the Treasury Regulations promulgated thereunder) and (l) the present value of all accumulated benefit obligations of all underfunded Pension Plans did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Pension Plans (determined in both cases using the applicable assumptions under Section 430 of the Code and the Treasury Regulations promulgated thereunder).
Section 3.11.
Disclosure. None of the reports, financial statements, certificates or other written information (other than projections, pro forma financial information, estimates, budgets, other forward-looking information and information of a general economic or industry nature) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (giving effect to all supplements thereto and other public filings with the U.S. Securities and Exchange Commission) in connection with the Loan Documents contains, taken as a whole, any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to

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projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions by the Borrower believed to be reasonable at the time such projected financial information was furnished, it being understood that such projections are not to be viewed as facts or as a guarantee of performance or achievement of any particular results and that actual results may vary from projected results (many of which factors are beyond the control of the Borrower and its Subsidiaries and their respective officers, representatives and advisors) and that such variances may be material and that no assurance can be given that the projected results will be realized.
Section 3.12.
Subsidiaries. Schedule 3.12 sets forth the name of, and the ownership interest of the Borrower (or the Subsidiary of the Borrower that is the direct parent of such other Subsidiary of the Borrower) in, each Subsidiary of the Borrower, in each case as of the First Amendment Effective Date.
Section 3.13.
Use of Proceeds. The proceeds of the Refinancing Term Loans shall be used (i) to refinance the Existing Term Loan Facility, (ii) to repay and permanently reduce the corresponding commitments under the Existing ABL Facility, (iii) to repay in full the outstanding Convertible Notes held by the Existing Lenders, (iv) to pay certain fees and expenses related to the foregoing, (v) to provide cash collateral in respect of the Supplemental Letter of Credit Facility or to otherwise provide cash collateral to third parties in substitution for Letters of Credit and (v) for general corporate purposes and working capital needs of the Borrower and its subsidiaries.
Section 3.14.
Labor Matters. As of the First Amendment Effective Date and except as set forth on Schedule 3.14, there are no strikes, lockouts or slowdowns against the Borrower or any Restricted Subsidiary pending or, to the knowledge of the Borrower, threatened. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Borrower and its Restricted Subsidiaries are in compliance with the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with hours worked by or payments made to employees or any similar matters (including but not limited to the appropriate classification of employees as exempt or non-exempt), (b) the Borrower and its Restricted Subsidiaries have properly classified all individuals engaged as contractors as such under all applicable Federal, state, local or foreign law, (c) the Borrower and its Restricted Subsidiaries are in compliance with the Worker Adjustment and Retraining Notification Act and all other state, local or foreign laws relating to plant closings or mass layoffs and (d) all payments due from the Borrower or any Restricted Subsidiary, or for which any claim may be made against the Borrower or any Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. Neither the Borrower nor any Subsidiary is subject to any claims arising out of any employment matter, whether pending as of the First Amendment Effective Date or to its knowledge threatened, which would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Except as does not, or would not reasonably be expected to, have a Material Adverse Effect, the consummation of the Refinancing Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Restricted Subsidiary is bound.
Section 3.15.
Security Documents.
(a)
The Security Agreement creates in favor of the Administrative Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, continuing and enforceable security interest in the Collateral (as defined in the Security Agreement) in accordance with and subject to the terms thereof, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and the Pledged Collateral (as defined in the Security Agreement), (together with stock powers or other appropriate instruments of transfer executed in blank form), have been delivered to the Administrative Agent. The financing statements, releases and other filings set forth on Schedule 3.15(a) are in appropriate form and have been or will be filed on the Closing Date or First Amendment Effective Date, as applicable, in the offices reasonably acceptable to the Administrative Agent and the Required Lenders. Upon such filings (and payment of applicable fees) and/or the obtaining of “control,” the Administrative Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all such Collateral (as defined in the Security Agreement) to the extent that it may be perfected by filing, recording or registering a financing statement or analogous document (including the proceeds of such Collateral subject to the limitations relating to such proceeds in the UCC) or by obtaining control, under the UCC (in effect on the date this representation is made) in each case prior and superior in right to any other Person (other than, in the case of (i) the LC Priority Collateral, the LC Agent, as applicable, subject

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to the Intercreditor Agreement and (ii) Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law).
(b)
When the Security Agreement (or a short form thereof) is filed in the United States Patent and Trademark Office and the United States Copyright Office and when financing statements, releases and other filings set forth on Schedule 3.15(b) in appropriate form are filed (which filings shall occur on or prior to the Closing Date or First Amendment Effective Date, as applicable) in the offices reasonably acceptable to the Administrative Agent and the Required Lenders, (and the applicable fees are paid), the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the applicable Loan Parties in the Intellectual Property constituting Collateral in accordance with and subject to the terms thereof to the extent a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person (other than Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law) (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on patents, patent applications, registered trademarks, trademark applications and copyrights (whether or not registered) acquired by the Loan Parties after the Closing Date). Notwithstanding the foregoing nothing in this Agreement shall require any Loan Party to make any filings or take any other actions to record or perfect the Administrative Agent’s Lien on and security interest in any Intellectual Property outside the United States other than any applicable filings or actions taken with respect to any Foreign Subsidiary formed in any Material Foreign Jurisdiction in accordance with Section 5.17(b) or to reimburse Agent or any Lender for the same with respect to jurisdictions other than Canada and the United Kingdom.
Section 3.16.
Federal Reserve Regulations.
(a)
No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.
(b)
No part of the proceeds of any Loan will be used to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock in violation of the Regulations of the Board, including Regulation U or X.
Section 3.17.
Anti-Terrorism Laws.
(a)
Neither the advance of the Loans to the Borrower nor the use of the proceeds of any thereof will violate (x) the Trading With the Enemy Act (50 U.S.C. Section 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (i) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (ii) the USA PATRIOT Act) or (y) economic or financial sanctions administered or enforced by the United Kingdom, European Union or United Nations (collectively, together with (x), “Sanctions”). Furthermore, neither the Borrower nor any Subsidiary (x) is a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (y) knowingly engages in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any Sanctions.
(b)
Each Loan Party is in compliance, in all material respects, with the USA PATRIOT Act and other Applicable Laws related to money laundering or terrorist financing (“Anti-Money Laundering Laws”), Applicable Laws related to export controls or customs or import controls (“Ex-Im Laws”), and United States Foreign Corrupt Practices Act of 1977, as amended, or UK Bribery Act 2010 or any other applicable laws related to bribery or corruption (“Anti-Corruption Laws”). No part of the proceeds of the Loans will be knowingly used by the Borrower, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of Anti-Corruption Laws.

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Section 3.18.
Senior Indebtedness. The Obligations are secured by a Lien in favor of the Administrative Agent for the benefit of the Secured Parties that shall rank at least senior in priority of payment to all Subordinated Indebtedness and all senior unsecured Indebtedness of Borrower and each of its Restricted Subsidiaries and constitute “Senior Term Loan Obligations” and “First Priority Obligations” with respect to the Term Priority Collateral (each as defined under the Intercreditor Agreement) under the Intercreditor Agreement and “Senior Indebtedness”, “Designated Senior Indebtedness”, “Guarantor Senior Indebtedness” or any comparable term for all Indebtedness that is subordinated in right of payment to the Obligations (if applicable).
Section 3.19.
Solvency.
(a)
On the First Amendment Effective Date, after giving effect to the consummation of the Refinancing Transactions, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.
(b)
[Reserved.]
Section 3.20.
No Default. After giving effect to the consummation of the Refinancing Transactions, neither the Borrower nor any Restricted Subsidiary will be in default under any indenture, agreement or other instrument binding upon the Borrower or any of the Restricted Subsidiaries or its assets, except with respect to any default to the extent that such default would not reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.
Article IV

[RESERVED]
Article V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other Obligations payable hereunder shall have been paid in full (other than contingent indemnification obligations not then due and payable), the Borrower covenants and agrees with the Lenders that:

Section 5.01.
Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender (through the Administrative Agent) each of the following together with all supporting documentation as the Administrative Agent or the Required Lenders may reasonably require:
(a)
as promptly as practicable and in no event later than ninety (90) days after the end of each fiscal year of the Borrower beginning with the fiscal year ended December 31, 2020, the audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year of the Borrower and its consolidated Subsidiaries, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by an opinion of Ernst & Young LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit or other material qualification or exception, except for any such qualification or exception with respect to (i) any indebtedness maturing within 364 days after the date of such financial statements, (ii) changes in accounting principles or practices reflecting changes in GAAP and required or approved by the Borrower’s independent public accountants or (iii) prospective or actual financial covenant breaches; provided that, for avoidance of doubt, any “explanatory paragraph,” “emphasis-of-matter paragraph” or like statement shall not constitute a “going concern” or like qualification or exception for purposes of this clause (a)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP;
(b)
within forty-five (45) days after the end of each of the first three Fiscal Quarters of each fiscal year of the Borrower beginning with the Fiscal Quarter ended March 31, 2021, the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Borrower and its consolidated Subsidiaries as of the end of and for such Fiscal Quarter and then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the

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end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (the financial statements required to be delivered pursuant to Section 5.01(a) and this Section 5.01(b), “Financial Statements”);
(c)
concurrently with any delivery of Financial Statements, the related consolidating financial statements (which may be in footnote form only) reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such Financial Statements;
(d)
[reserved];
(e)
(x) concurrently with any delivery of Financial Statements pursuant to Section 5.01(a) or (b), a Compliance Certificate (i) containing all information and reasonably detailed calculations necessary for determining compliance by the Borrower and its Subsidiaries with Section 6.13 and Section 6.14 as of the last day of the Fiscal Quarter or fiscal year of the Borrower, as the case may be, (ii) certifying as to whether a Default or an Event of Default has occurred during the period covered by the Financial Statements and is continuing and, if a Default or Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) solely in the case of the Compliance Certificate delivered on an annual basis with the Financial Statements delivered pursuant to Section 5.01(a), confirming to the Administrative Agent that there has been no change to the information set forth on the Perfection Certificate since the First Amendment Effective Date or the date of the most recent report delivered pursuant to this clause (e), as applicable, and/or deliver to the Administrative Agent an updated Perfection Certificate identifying such changes as of the date of such delivery (including, without limitation, (1) a description of any change in the jurisdiction of organization of any Loan Party and (2) a list of any registered or pending Intellectual Property (as defined in the Security Agreement) acquired by any Loan Party), (iv) certifying as to any new Subsidiary, as of the date of delivery of such Compliance Certificate or a confirmation that there is no change in such information since the later of the First Amendment Effective Date or the date of the last such list, in each case since the date of the most recent report delivered pursuant to this clause (e), and (v) if applicable, a written report in reasonable detail of any Net Proceeds held by the Borrower or any of its Restricted Subsidiaries prior to any reinvestment thereof pursuant to Section 2.06(b)(viii);
(f)
commencing with the fiscal year ending December 31, 2021, within five Business Days following the delivery of Financial Statements pursuant to Section 5.01(a), a certificate of a Financial Officer setting forth a reasonably detailed calculation of Excess Cash Flow for the applicable fiscal year;
(g)
within ninety (90) days after the beginning of each fiscal year of the Borrower and commencing after the Closing Date, a reasonably detailed consolidated budget of the Borrower and its consolidated Subsidiaries for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow forecast as of the end of and for each Fiscal Month during such fiscal year and setting forth the assumptions used for purposes of preparing such budget); it being understood that the projections are made on the basis of the Borrower’s then current good faith views and assumptions believed to be reasonable when made with respect to future events, and assumptions that the Borrower believes to be reasonable as of the date thereof and further being understood that projections, including the projections, are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, inherently unreliable and that actual performance may differ materially from the projections and no assurance is given by the delivery of such projections or otherwise that the projections will be realized;
(h)
promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of the Securities and Exchange Commission, or with any national securities exchange, or distributed by the Borrower to its stockholders generally, as the case may be;
(i)
within five Business Days after the same are sent, copies of all financial and collateral reporting (including supporting information) provided by the Borrower or its Restricted Subsidiaries to the lenders or agents

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under any Replacement ABL Facility or the Supplemental Letter of Credit Facility, unless otherwise agreed in writing with the Administrative Agent;
(j)
promptly following the effectiveness thereof, copies of any amendment, supplement, waiver or other modification with respect to any Replacement ABL Facility or the Supplemental Letter of Credit Facility; and
(k)
promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

Notwithstanding the foregoing or any provision of the Loan Documents, in no event shall Borrower or any of its Subsidiaries be required to provide any such information (1) which constitutes non-financial trade secrets or non-financial proprietary information, (2) in respect of which disclosure to Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or contractual confidentiality obligation owed to a third party, which obligation (x) was entered into in the ordinary course of business, (y) was entered into for a bona fide purpose and (z) has a reasonable relationship as determined by the Borrower in their reasonable discretion to the event, condition or other matter that is the basis therefor or (3) is subject to attorney client or similar privilege or constitutes attorney work-product.

Documents required to be delivered pursuant to Section 5.01(a), Section 5.01(b), Section 5.01(d) or Section 5.01(g) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (1) on which such documents are posted, or the Administrative Agent is provided a link thereto on the website address listed on Schedule 5.01; (2) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); or (3) on which such documents are filed for public availability with the Securities and Exchange Commission; provided that, with respect to each of clauses (1) through (3) above, the Borrower shall notify the Administrative Agent and each Lender (by telecopier or email) of the posting of any such documents and provide to the Administrative Agent by email electronic versions (i.e., soft copies) of such documents (which notice shall be deemed delivered upon filing with the Securities and Exchange Commission). The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Loan Parties hereby acknowledge that (1) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (2) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material nonpublic information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties hereby agree that so long as any Loan Party is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Loan Parties shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Loan Parties or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.12); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Lender”; and (z) the Administrative Agent shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Lender.”

Notwithstanding anything to the contrary contained herein or in any other Loan Document, neither Borrower nor any Subsidiary shall be required to provide the Administrative Agent, any Lender or any other party hereto (or

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any of their advisors or consultants) with access to, or details concerning, any facility or information to the extent that such provision would, in the Borrower’s sole good faith judgment, result in a violation of Applicable Law or regulation, including International Traffic in Arms Regulations.

Section 5.02.
Notices of Material Events.
(a)
The Borrower will furnish to the Administrative Agent and each Lender (through the Administrative Agent), promptly following obtaining knowledge thereof, written notice of the following:
(i)
the occurrence of any Default or Event of Default;
(ii)
the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;
(iii)
(A) as soon as possible upon becoming aware of the occurrence of any ERISA Event or Foreign Plan Event, a written notice specifying the nature thereof, what action the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the IRS, the Department of Labor, the PBGC or any other governmental agency with respect thereto; and (B) with reasonable promptness, upon Administrative Agent’s request, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any Restricted Subsidiary, any of the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates with the IRS with respect to each Pension Plan; (2) all notices received by the Borrower, any of the Restricted Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and three (3) copies of such other documents or governmental reports or filings relating to any Plan or Pension Plan as Administrative Agent shall reasonably request;
(iv)
promptly following receipt thereof, copies of (i) any documents described in Section 101(f) of ERISA that the Borrower, any Restricted Subsidiary or any ERISA Affiliate may request with respect to any Plan, and any documents described in 101(k) or 101(l) of ERISA that the Borrower, any Restricted Subsidiary or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided, that if the relevant Restricted Subsidiaries or ERISA Affiliates have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plans, then, upon reasonable request of the Administrative Agent, such Restricted Subsidiary or the ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and the Borrower shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof; and
(v)
any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect (other than in respect of developments the subject matter of which is covered by subclauses (a)(ii)-(iv)).
(b)
Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
Section 5.03.
Information Regarding Collateral. The Borrower will furnish to the Administrative Agent notice of the following changes within fifteen (15) days after any change (i) in any Loan Party’s corporate, limited liability company or partnership name, (ii) in the location of any Loan Party’s “location” (as determined under Section 9307 of the UCC), chief executive office or principal place of business (including the establishment of any such new principal place of business), (iii) in any Loan Party’s organizational structure or (iv) in any Loan Party’s Federal Taxpayer Identification Number or state organizational number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made, or are timely made after such change, under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue

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at all times following such change to have a valid, legal and perfected security interest in all of the Collateral (free and clear of all Liens other than Liens permitted by Section 6.02).
Section 5.04.
Existence; Conduct of Business. The Borrower will, and will cause each of the Restricted Subsidiaries (other than Immaterial Subsidiaries) to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its (i) legal existence and (ii) rights, licenses, permits, privileges, franchises and Intellectual Property rights used in the normal conduct of its business, taken as a whole; except, in the case of (i) (other than with respect to the Borrower) or (ii), (x) to the extent (1) that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) pursuant to any merger, consolidation, liquidation or dissolution or Disposition permitted under Section 6.03 or Section 6.05, or (y) neither the Borrower nor any Restricted Subsidiary shall be required to preserve, renew or keep in full force and effect any Intellectual Property rights if the Borrower or such Restricted Subsidiary determines in its reasonable business judgment that the preservation, renewal or keeping in full force and effect thereof is no longer desirable in the conduct of the business of the Borrower or such Restricted Subsidiary, taken as a whole.
Section 5.05.
Payment of Taxes. The Borrower will, and will cause each of the Restricted Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises, before any penalty or fine accrues thereon; provided, that no such Tax need be paid if (i) the failure to pay would not be reasonably expected to have a Material Adverse Effect or (ii) it is being contested in good faith by appropriate proceedings and as to which adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor.
Section 5.06.
Maintenance of Properties. Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, the Borrower will, and will cause each of the Restricted Subsidiaries to, keep and maintain all tangible property material to the conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole, in good working order and condition, ordinary wear and tear, casualty and condemnation excepted; provided that the foregoing shall not prohibit any transactions permitted under Section 6.05.
Section 5.07.
Insurance.
(a)
The Borrower will, and will cause each of the Restricted Subsidiaries to: (i) maintain insurance (after giving effect to self-insurance) with financially sound and reputable insurers on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations; (ii) maintain such other insurance as may be required by law; and (iii) promptly following reasonable request by the Administrative Agent, which request need not be made in writing, furnish the Administrative Agent with certificates evidencing the insurance required by this paragraph. The Loan Parties shall require all property, casualty and liability insurance policies to be endorsed, which endorsement shall be reasonably satisfactory in form and substance to the Administrative Agent, to name the Administrative Agent for the benefit of the Secured Parties, as additional insured or loss payee, as appropriate; provided that the Borrower shall only be required to use its commercially reasonable efforts to obtain any notification endorsement. In the event of the Borrower’s or any other Loan Party’s failure to obtain or maintain the insurance required by this paragraph, without waiving any Event of Default occasioned thereby, the Administrative Agent shall have the right following thirty (30) days prior notice to the Borrower to obtain the required coverage and invoice the Borrower for the premium payments therefor.
(b)
The Borrower and the other Loan Parties acknowledge and agree that all income, payments and proceeds of a physical damage property insurance claim payable to them will be received by the Borrower and the other Loan Parties as agent hereunder for the benefit of the Lenders and, from and after the Cash Control Implementation Date, deposited in an account subject to an Account Control Agreement in favor of the Administrative Agent in accordance with the Security Agreement and the Intercreditor Agreement. Unless an Event of Default has occurred and is continuing, the Administrative Agent shall cause any insurance proceeds for which it is loss payee for the benefit of the Secured Parties to be made available to the Borrower as promptly as practicable after receipt thereof by the Administrative Agent for application as required or otherwise permitted by the Loan Documents.

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Section 5.08.
Books and Records; Inspection and Audit Rights. The Borrower will keep proper financial records in accordance with GAAP in all material respects. The Borrower will, and will cause each of the Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent in consultation with the Borrower, upon reasonable prior notice, no more than once in any period of twelve (12) consecutive months commencing on or after the Closing Date (or on an unlimited basis during the continuance of an Event of Default), to visit and inspect its properties, to examine and make extracts from such records, and to discuss its affairs, finances and condition with its officers and independent accountants, all during normal business hours at times mutually agreed by the Borrower and the Administrative Agent and in a commercially reasonable manner; provided that in no event shall the requirements set forth in this Section 5.08 require the Borrower or any of its Restricted Subsidiaries to provide any such information which (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Applicable Law or contractual confidentiality obligation owed to a third party or (iii) in the reasonable determination of the Borrower, is subject to attorney client or similar privilege or constitutes attorney work-product; provided, further that the Borrower shall be given the opportunity to be present at any meetings with its independent accountants. Notwithstanding anything to the contrary contained herein or in any other Loan Document, no Loan Party shall be required to provide the Administrative Agent, any Lender or any of their advisors or consultants with access to, or details concerning, any facility, document or information to the extent that such provision would, in such Loan Party’s reasonable judgment, result in a violation of Applicable Law or regulation, including International Traffic in Arms Regulations.
Section 5.09.
Compliance with Laws and Contractual Obligations. The Borrower will, and will cause each of the Restricted Subsidiaries to, comply with all Contractual Obligations and all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
Section 5.10.
Additional Subsidiaries. If (x) any additional Domestic Subsidiary is formed or acquired after the Closing Date or if a Domestic Subsidiary that was an Excluded Subsidiary no longer meets the applicable criteria to remain an Excluded Subsidiary, or (y) if any additional Foreign Subsidiary that is not an Immaterial Foreign Subsidiary is formed or acquired after the Closing Date or any Foreign Subsidiary ceases to be an Immaterial Foreign Subsidiary, the Borrower will promptly notify the Administrative Agent and the Lenders thereof and (a) the Borrower will cause any such Subsidiary that is a Domestic Subsidiary (other than an Excluded Subsidiary) (i) to become a party to the Security Agreement in the manner provided therein and within thirty (30) days (or such longer period as the Required Lenders may consent to in their reasonable discretion) after such Subsidiary is formed or acquired or no longer qualifies as an Excluded Subsidiary, (ii) promptly to take such actions to create, grant, establish, preserve and perfect the Liens on such Subsidiary’s assets to the extent required under the Security Documents or as the Administrative Agent or the Required Lenders shall reasonably request in accordance with the Loan Documents and (iii) to deliver, if requested by the Administrative Agent a written opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent) to the Borrower or such Subsidiary, as applicable, with respect to the matters described in clauses (i) and (ii) hereof, in each case in form and substance reasonably satisfactory to the Administrative Agent and (b) if any Equity Interests of any such Subsidiary are owned directly by or on behalf of the Borrower or any Guarantor, the Borrower will cause such Equity Interests to be pledged pursuant to the Security Agreement within thirty (30) days for a Domestic Subsidiary and within sixty (60) days for a Foreign Subsidiary (or, in each case, such longer period as the Required Lenders may consent to in their reasonable discretion) after such Subsidiary is formed or acquired (provided that in no event shall more than sixty percent (60%) of the total outstanding voting Equity Interests in any such Subsidiary that is a Material First-Tier Foreign Subsidiary be required to be so pledged; provided further, that no Foreign Subsidiary will be subject to local pledge perfection if in the applicable foreign jurisdiction such Foreign Subsidiary would have to consult a works council, or other similar entity, in order to perfect the pledge and any pledge of the Equity Interests of a Foreign Subsidiary may be subject to applicable limitations under the law of the jurisdictions of such Foreign Subsidiary’s organization); provided further, that notwithstanding anything to the contrary herein, (1) the Administrative Agent may agree at the request of the Borrower to exclude additional Foreign Subsidiaries from the pledge requirement if the burden of providing such pledge to the Borrower outweighs the expected benefit of the pledge to the Lenders and (2) any Foreign Subsidiary formed in any Material Foreign Jurisdiction shall be subject to the requirements set forth in Section 5.17(b).
Section 5.11.
Further Assurances. Subject to the limitations set forth in the Loan Documents, the Borrower will, and will cause each other Loan Party to, at the expense of the Loan Parties, promptly execute any and

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all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, Intellectual Property filings, termination statements, fixture filings and other documents), which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien; provided that, other than with respect to the Pledged Equity (as defined in the Security Agreement), nothing in this Agreement or any other Loan Document shall require any Loan Party to make any filings or take any other actions to record or perfect security interest outside the United States (or reimburse the Administrative Agent or any Lender for the same).
Section 5.12.
Cash Management.
(a)
Annexed hereto as Schedule 5.12(a)(i) is a schedule of all DDAs that are maintained by the Loan Parties as of the First Amendment Effective Date, which schedule shall include, with respect to each depository as of the First Amendment Effective Date (i) the name and address of such depository; and (ii) the account number(s) maintained with such depository, and (iii) whether such DDA constitutes an Excluded Account and the basis for making such determination. Attached hereto as Schedule 5.12(a)(ii) is a schedule of all lock boxes that are maintained by the Loan Parties as of the First Amendment Effective Date (the “Lock Boxes”).
(b)
As soon as practicable and in no event more than sixty (60) days following the First Amendment Effective Date (which period may be extended by the Administrative Agent) (such date, the “Cash Control Implementation Date”), the Loan Parties shall deliver (i) an amendment to any Account Control Agreement (or any notices and actions required thereunder) with the banks with which any Loan Party maintains DDAs, with respect to each DDA (other than any Excluded Accounts or Disbursement Accounts) (collectively, the “Controlled DDA Accounts”) and (ii) an amendment to any Lock Box Agreement (or any notices and actions required thereunder) with the banks with which any Loan Party maintains a Lock Box, with respect to each Lock Box (collectively, the “Controlled Lock Box Accounts”), in each case, in form and substance reasonably satisfactory to the Administrative Agent to evidence the Refinancing Transactions.
(c)
If, at any time from and after the Cash Control Implementation Date, any cash or cash equivalents owned by any Loan Party that constitutes Collateral are deposited to any DDA, securities account or Lock Box Account, or held or invested in any manner, other than in a Controlled Account (or a Disbursement Account or an Excluded Account), the Administrative Agent may require the applicable Loan Party to close such account and have all funds therein transferred to a Controlled Account, and all future deposits made to a Controlled Account (other than with respect to cash on deposit in an Excluded Account or Disbursement Account).
(d)
The Loan Parties may close DDAs or Controlled Accounts and/or open new DDAs or Controlled Accounts, subject to the execution and delivery to the Administrative Agent of appropriate Account Control Agreements or Lock Box Agreements, as applicable, consistent with the provisions of this Section 5.12 and otherwise reasonably satisfactory to the Administrative Agent.
(e)
The only Disbursement Accounts as of the First Amendment Effective Date are as described in Schedule 5.12(e).
Section 5.13.
Designation of Subsidiaries. The board of directors of the Borrower may at any time designate any Unrestricted Subsidiary as a Restricted Subsidiary. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.

Section 5.14.
Benefit Plans Payments. The Borrower, the Restricted Subsidiaries and all ERISA Affiliates shall make all required contributions to any Plans, Pension Plans or Multiemployer Plans which, if not made, would reasonably be expected to result in a Material Adverse Effect, unless such payment is being contested pursuant to Section 5.05.

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Section 5.15.
Lender Meetings. The Borrower will, upon the request of the Administrative Agent or the Required Lenders, participate in one teleconference with the Administrative Agent and the Lenders during each Fiscal Quarter (or, for so long as an Event of Default is continuing, more frequent teleconferences as the Administrative Agent may reasonably request) during normal business hours at such time as may be mutually agreed to by the Borrower and the Required Lenders, which teleconference shall include a clearly demarcated portion suitable for Public Lenders to the extent any of the Lenders constitute Public Lenders at such time.
Section 5.16.
Environmental Matters. Without limitation of any other covenants, rights or other obligations expressed elsewhere in this Agreement:
(a)
Each Loan Party will, and will cause each of its Restricted Subsidiaries, to take all reasonable actions required under Environmental Laws to (i) the extent it has knowledge thereof, cure any violation of applicable Environmental Laws by any Loan Party or its Restricted Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (ii) make an appropriate response to any claim, suit or proceeding against any Loan Party or any of its Restricted Subsidiaries asserting any Environmental Liability (in each case to the extent such Loan Party has knowledge of such claim, suit or proceeding) and discharge any obligations it may have to any Person thereunder, where failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (iii) implement any and all Remedial Actions required to comply with Environmental Laws or that are legally required by any Governmental Authority acting within its jurisdiction (following final resolution of the Loan party’s or its Restricted Subsidiaries’ challenges or appeals, if any, of the relevant Governmental Authority’s order or decision) or that are otherwise necessary to maintain the value and marketability of its owned or leased real estate for industrial usage, except where failure to perform any such Remedial Action would not reasonably be expected to result in a Material Adverse Effect.
(b)
Promptly upon obtaining knowledge of the occurrence thereof, the Borrower shall deliver to the Administrative Agent written notice describing in reasonable detail (i) any Release that would reasonably be expected to require a Remedial Action or give rise to Environmental Liability, in each case that would reasonably be expected to result in a Material Adverse Effect, (ii) any Remedial Action by any Loan Party, its Restricted Subsidiaries or any other Person in response to the presence or Release of Hazardous Materials that would reasonably be expected to result in Environmental Liability of any Loan Party or its Restricted Subsidiaries that would be reasonably expected to result in a Material Adverse Effect, (iii) any claim, demand, suit or proceeding (including any request for information by a Governmental Authority) that would reasonably be expected to result in Environmental Liability of any Loan Party or its Restricted Subsidiaries that would reasonably be expected to result in a Material Adverse Effect, (iv) any Loan Party or its Restricted Subsidiaries’ discovery of any occurrence or condition at any of its owned or leased real estate, or on any adjoining real estate, that would reasonably be expected to cause such owned or leased real estate, or any part thereof, to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof or any lien in favor of any Governmental Authority to secure the satisfaction of any liability under any Environmental Laws that, in each case, would reasonably be expected to result in a Material Adverse Effect, (v) any proposed acquisition of Equity Interests, assets or property by any Loan Party or any of its Restricted Subsidiaries that would reasonably be expected to expose any Loan Party or any of its Restricted Subsidiaries to, or result in, Environmental Liability that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (vi) any proposed action to be taken by any Loan Party or any of its Restricted Subsidiaries to modify current operations in a manner that would reasonably be expected to subject any Loan Party or any of its Restricted Subsidiaries to additional obligations or requirements under Environmental Laws that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 5.17.
Post-Closing Obligations; Material Foreign Jurisdictions

(a)
The Loan Parties shall, within the time periods specified on Schedule 5.17 hereto (as each may be extended by the Required Lenders in their reasonable discretion), complete such undertakings as are set forth on Schedule 5.17 hereto.

(b) (I) Within ninety (90) days after the First Amendment Effective Date (for any such Foreign Subsidiary that is not an Immaterial Foreign Subsidiary in existence on the First Amendment Effective Date) and within ninety (90) days after the date on which any such future Foreign Subsidiary becomes a Foreign Subsidiary that

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is not an Immaterial Foreign Subsidiary, in each case, as such deadline may be extended by the Required Lenders in their reasonable discretion, the Loan Parties shall use commercially reasonable efforts to cause each Foreign Subsidiary organized in Canada or the United Kingdom to (i) become a party to the Security Agreement or any other applicable Loan Document as a Guarantor pursuant to documentation in form and substance reasonably acceptable to the Required Lenders and (ii) take such actions to create, grant, establish, preserve and perfect the Liens on such Subsidiary’s assets as the Administrative Agent or the Required Lenders shall reasonably request, including any local law governed guaranties and collateral documents, including filings, instruments and other customary deliverables, in each case, in form and substance reasonably satisfactory to the Required Lenders, and (II) within ninety (90) days following a request therefor by the Required Lenders, as such deadline may be extended by the Required Lenders in their reasonable discretion, the Loan Parties shall use commercially reasonable efforts to cause each Foreign Subsidiary that is not an Immaterial Foreign Subsidiary organized in a Material Foreign Jurisdiction other than Canada or the United Kingdom to (i) become a party to the Security Agreement or any other applicable Loan Document as a Guarantor pursuant to documentation in form and substance reasonably acceptable to the Required Lenders and (ii) take such actions to create, grant, establish, preserve and perfect the Liens on such Subsidiary’s assets as the Administrative Agent or the Required Lenders shall reasonably request, including any local law governed guaranties and collateral documents, including filings, instruments and other customary deliverables, in each case, in form and substance reasonably satisfactory to the Required Lenders.

(c) The Lenders shall promptly reimburse the Borrower for all documented out-of-pocket expenses incurred by the Borrower or any of its Subsidiaries, including any fees, charges and disbursements of any counsel or other professional consultants for the Borrower or any of its Subsidiaries, in connection with any actions taken by Borrower or any of its Subsidiaries pursuant to Section 5.17(b)(II).

Section 5.18.
Triggering Event. Upon the occurrence of a Triggering Event, until the Borrower has prepaid the Loans in an aggregate principal amount of at least $250,000,000, the Borrower shall use commercially reasonable efforts to:
(a)
Within 30 days after the end of the Replacement Period (or such later date as approved by the Required Lenders in their sole and absolute discretion), form a special committee of the board of directors of the Borrower (the “Special Committee”), comprised of one or more independent directors reasonably acceptable to the Required Lenders (such approval not to be unreasonably withheld, conditioned or delayed), empowered and authorized to negotiate and consummate a sale, transfer or other monetization event with respect to the Target Non-Core Assets, in each case, pursuant to documentation reasonably satisfactory to the Required Lenders (the “Special Committee Milestone”);
(b)
Within 60 days after the end of the Replacement Period (or such later date as approved by the Required Lenders in their sole and absolute discretion), engage advisors and/or consultants (either new or existing with an expanded mandate in each case, reasonably acceptable to the Required Lenders (such approval not to be unreasonably withheld, conditioned or delayed)) to explore value maximization across each of the Target Non-Core Assets (the “Advisor/Consultant Milestone”); and
(c)
Within 120 days after the end of the Replacement Period (or such later date as approved by the Required Lenders in their sole and absolute discretion), the Special Committee shall have prepared and delivered a presentation to the board of directors of the Borrower with respect to the options for value maximization with respect to the Target Non-Core Assets (the “Presentation Milestone”, and together with the Special Committee Milestone and the Advisor/Consultant Milestone, collectively, the “Milestones” and each individually, a “Milestone”);

provided, that if the Borrower has already satisfied a given Milestone prior to the occurrence of a Triggering Event, then such Milestone need not be satisfied again after the occurrence of the Triggering Event.

Section 5.19.
Plan Reversion Proceeds. ~~Notwithstanding anything to the contrary herein,~~ To the extent affirmatively requested by the Required Lenders by notice in writing to the Borrower (provided that no such request shall be made prior to May 31, 2026), upon receipt of any Plan Reversion Proceeds ~~that are not applied to prepay the Loans pursuant to Section 2.06(b)(v) (including any Plan Reversion Proceeds that are not so applied by virtue of being illiquid)~~comprising illiquid assets that have not been converted into cash or cash equivalents, the Borrower shall cause such ~~Plan Reversion Proceeds~~illiquid assets to be (i) held in trust for the benefit of the Loan Parties and the Plan

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Reversion Proceeds SPE and promptly transferred to either a Loan Party (to the extent not already held by a Loan Party) or the Plan Reversion Proceeds SPE, (ii) held in trust by a Loan Party for the benefit of the Plan Reversion Proceeds SPE prior to the transfer described in clause (iii)(a) below and (iii)(a) promptly transferred to and held by a Plan Reversion Proceeds SPE, the Equity Interests of which shall be subject to a perfected, first-priority Lien in favor of the Administrative Agent for the benefit of the Secured Parties and (b) to the extent not yet promptly transferred to the Plan Reversion Proceeds SPE~~,~~  subject to a perfected, first-priority Lien in favor of the Administrative Agent for the benefit of the Lenders (it being understood and agreed that this clause (b) does not in any way serve to extend or waive the requirement that the Plan Reversion Proceeds be promptly transferred to the Plan Reversion Proceeds SPE). Upon any subsequent sale or other liquidation for cash of ~~the Plan Reversion Proceeds~~such illiquid assets by the Plan Reversion Proceeds SPE (which shall be for fair market value as reasonably determined by the Borrower ~~and the Required Lenders~~ or otherwise on terms reasonably acceptable to the Borrower and the Required Lenders), to the extent the proceeds of such sale or other liquidation ~~shall be transferred to a Loan Party for prompt application~~are required to be applied to prepay the Loans pursuant to Section 2.06(b)(v)~~. When held in trust in accordance with the above, any Pension Reversion Proceeds shall not be used for any purpose and shall be held in a segregated account and not commingled with other funds~~ at such time, such proceeds shall be transferred to a Loan Party for prompt application to such prepayment (it being understood that once the aggregate principal amount of outstanding Loans is less than or equal to $200,000,000, no such prepayment shall be required and the Borrower and its Restricted Subsidiaries shall be entitled to retain such proceeds and use them for any purpose not prohibited under this Agreement). Notwithstanding the foregoing, no action shall be required under this Section 5.19 to the extent that the burden of complying with this Section 5.19 outweighs the benefit to the Lenders (as reasonably determined by the Borrower and the Required Lenders). To the extent that a requirement of applicable law or a contractual obligation not entered into in contemplation hereof would prevent the Loan Parties and their Restricted Subsidiaries from complying with the foregoing provisions in this Section 5.19, the Loan Parties and their Restricted Subsidiaries will use commercially reasonable efforts to take or cause to be taken such actions as will permit compliance with this Section 5.19 without conflicting with such applicable law or contractual obligation; provided that notwithstanding anything else in this Section 5.19 to the contrary, to the extent the Loan Parties and their Restricted Subsidiaries are not able to comply with the foregoing requirements without conflicting with such applicable law or contractual obligation notwithstanding that they have used commercially reasonable efforts to do so, they shall be deemed not to be in breach of this Section 5.19. The requirements set forth in the first two sentences of this Section 5.19 shall automatically permanently cease to apply on the earliest date that the aggregate principal amount of outstanding Loans is less than or equal to $150,000,000. For the avoidance of doubt, and without requiring any affirmative request by the Required Lenders, any Plan Reversion Proceeds (including the proceeds of any Plan Reversion Proceeds comprising illiquid assets that are subsequently sold or otherwise liquidated) comprising cash and cash equivalents will be reasonably promptly deposited in an account held by a Loan Party to be applied to any mandatory prepayments and/or for other uses not otherwise prohibited by this Agreement.
Section 5.20.
International Trade Controls. The Borrower will, and will cause each of the Restricted Subsidiaries to (a) comply in all material respects with all Sanctions, Ex-Im Laws, Anti-Corruption Laws, and Anti-Money Laundering Laws; and (b) maintain policies and procedures reasonably designed to ensure compliance by Borrower and each Restricted Subsidiary, and their respective directors, officers, employees, and agents with Sanctions, Ex-Im Laws, Anti-Corruption Laws, and Anti-Money Laundering Laws.
Article VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees and other Obligations payable hereunder shall have been paid in full (other than contingent indemnification obligations not then due and owing), the Borrower covenants and agrees with the Lenders that:

Section 6.01.
Indebtedness; Certain Equity Securities.
(a)
The Borrower will not, and will not permit any of the Restricted Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:
(i)
Indebtedness constituting Obligations;

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(ii)
(A) Indebtedness evidenced by the Supplemental Letter of Credit Loan Documents in an aggregate face amount not to exceed $150,000,000 (including Bank Product Obligations as defined therein; provided that the aggregate face amount of Letters of Credit (as defined therein) at any time outstanding thereunder shall not exceed $120,000,000), and any Permitted Refinancing thereof to the extent permitted by the Intercreditor Agreement (including, for the avoidance of doubt, a Replacement LC Credit Agreement (as defined in the Intercreditor Agreement)) and (B) any revolving or asset-based revolving facility incurred after the First Amendment Effective Date (the “Replacement ABL Facility”); provided that, with respect to any such Replacement ABL Facility, (i) such Indebtedness shall be on terms satisfactory to the Required Lenders, (ii) no Default or Event of Default shall exist or result therefrom, (iii) the aggregate principal amount of all Senior Secured Indebtedness of the Borrower, on a pro forma basis after giving effect to such Indebtedness shall not exceed $450,000,000 (plus any capitalized PIK Interest) and (iv) if outstanding at such time, the Supplemental Letter of Credit Facility (or any Replacement LC Credit Agreement (as defined in the Intercreditor Agreement)) must be terminated, any outstanding letters of credit issued thereunder must be then issued under the Replacement ABL Facility and any corresponding cash collateral that secured such Supplemental Letter of Credit Facility (or any Replacement LC Credit Agreement (as defined in the Intercreditor Agreement)) must be released and applied to prepay the Loans pursuant to Section 2.06(b)(iv)(B);
(iii)
Indebtedness existing on the First Amendment Effective Date and set forth in Schedule 6.01 and any Permitted Refinancing thereof;
(iv)
Indebtedness of the Borrower to any Restricted Subsidiary and of any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary; provided that (A) Indebtedness of any Loan Party owing to any Subsidiary that is not a Loan Party shall be subject to an Intercompany Subordination Agreement substantially in the form set forth in Exhibit N (or such other form as may be reasonably satisfactory to the Administrative Agent) and must be permitted under Section 6.04(c) and (B) Indebtedness of any Subsidiary that is not a Loan Party owing to any Loan Party shall be permitted to the extent permitted under Section 6.04(c);
(v)
Guarantees by the Borrower of Indebtedness of any Restricted Subsidiary and by any Restricted Subsidiary of Indebtedness of the Borrower or any other Restricted Subsidiary permitted to be incurred under this Agreement; provided that such Guarantee by any Loan Party of any Indebtedness of any Subsidiary that is not a Loan Party or such Guarantee by any Subsidiary that is not a Loan Party of any Indebtedness of any Loan Party, in each case, shall be subject to Section 6.04(c);
(vi)
Indebtedness of the Borrower or any Restricted Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations any Indebtedness assumed in connection with the acquisition of any assets or secured by a Lien on any such assets prior to the acquisition thereof, and Permitted Refinancings thereof and any Permitted Refinancings of such Refinanced Indebtedness; provided that (A) before and after giving effect to the incurrence of such Indebtedness, no Default (to the knowledge of any Loan Party) or Event of Default shall have occurred and be continuing, (B) such Indebtedness (other than any Permitted Refinancings thereof or Permitted Refinancings of any such Refinanced Indebtedness) is incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement and (C) the aggregate principal amount of Indebtedness incurred under this clause (vi) of this Section 6.01 (together with any Indebtedness incurred under clauses (vii) and (xxvii) of this Section 6.01) at any time outstanding shall not exceed (x) prior to the Borrower Deleveraging Milestone Date, $30,000,000 or (y) on or after the Borrower Deleveraging Milestone Date, the greater of (1) $40,000,000 and (2) 1.95% of Total Assets;
(vii)
Indebtedness of the Borrower or any Restricted Subsidiary relating to purchase money security interests (as defined in the New York Uniform Commercial Code, as amended) and Permitted Refinancings thereof and any Permitted Refinancings of such Refinanced Indebtedness; provided that (A) before and after giving effect to the incurrence of such Indebtedness no Default or Event of Default shall have occurred and be continuing, (B) such Indebtedness (other than any Permitted Refinancings thereof or Permitted Refinancings of any such Refinanced Indebtedness) is incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement and (C) the aggregate principal

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amount of Indebtedness incurred under this clause (vii) of this Section 6.01 (together with any Indebtedness incurred under clauses (vi) and (xxvii) of this Section 6.01) at any time outstanding shall not exceed (x) prior to the Borrower Deleveraging Milestone Date, $30,000,000 or (y) on or after the Borrower Deleveraging Milestone Date, the greater of (1) $40,000,000 and (2) 1.95% of Total Assets;
(viii)
Indebtedness of the Borrower or any Restricted Subsidiary incurred to finance the acquisition by the Borrower or any Restricted Subsidiary after the Closing Date of real property and improvements thereto (but not inventory or other personal property located therein) and Permitted Refinancings thereof and any Permitted Refinancings of such Refinanced Indebtedness; provided that (A) before and after giving effect to the incurrence of such Indebtedness no Default (to the knowledge of any Loan Party) or Event of Default shall have occurred and be continuing, (B) the terms of such Indebtedness are commercially reasonable as determined by the Borrower, (C) the secured recourse to the Borrower or any Restricted Subsidiary of such Indebtedness shall be limited to the value of the real property and improvements financed by such Indebtedness and (D) the aggregate principal amount of Indebtedness incurred under this clause (viii) of this Section 6.01 at any time outstanding shall not exceed (x) prior to the Borrower Deleveraging Milestone Date, $20,000,000 or (y) on or after the Borrower Deleveraging Milestone Date, the greater of (1) $25,000,000 and (2) 1.20% of Total Assets;
(ix)
Investments permitted under Section 6.04(g) that constitute Indebtedness;
(x)
without duplication of any other Indebtedness permitted hereunder, liabilities for Leases of real property characterized as Indebtedness for purposes of GAAP;
(xi)
Indebtedness of the Borrower or any of its Restricted Subsidiaries consisting of take-or-pay obligations contained in supply arrangements, in each case incurred in the ordinary course of business;
(xii)
Indebtedness consisting of indemnification, earnout obligations, adjustment of purchase price or similar obligations, or guarantees or letters of credit, bankers’ acceptances, ~~accomodation~~accommodation guarantees, surety bonds or performance bonds securing any obligations of the Borrower or any of its Restricted Subsidiaries pursuant to such agreements, in each case, arising in connection with any Permitted Acquisition, any permitted Investment or any Disposition of any business, assets or Equity Interests of any Restricted Subsidiary permitted under Section 6.05 (other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or capital stock of such Restricted Subsidiary for the purpose of financing such acquisition);
(xiii)
Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business (provided, however, that such Indebtedness is extinguished within ten (10) Business Days of the Borrower or the applicable Subsidiary becoming aware of such Indebtedness) or other cash management obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, credit card processing, overdraft protections and similar arrangements in the ordinary course of business;
(xiv)
Indebtedness arising in connection with endorsements of instruments for deposit in the ordinary course of business;
(xv)
Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;
(xvi)
Indebtedness in respect of Hedging Agreements designed to hedge against the Borrower’s or any Restricted Subsidiary’s exposure to interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and not for speculative purposes;
(xvii)
Indebtedness of the Borrower or any Restricted Subsidiary (A) assumed in connection with any Permitted Acquisition, provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition, and any Permitted Refinancing thereof, or (B) incurred to finance a Permitted

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Acquisition and any Permitted Refinancing thereof; provided that, in each case of clause (A) and (B), such Indebtedness and all Indebtedness resulting from a Permitted Refinancing thereof (x) is unsecured or the Liens securing such Indebtedness are otherwise permitted, (y) does not exceed (1) prior to the Borrower Deleveraging Milestone Date, $20,000,000 or (2) on or after the Borrower Deleveraging Milestone Date, $25,000,000, in each case, in the aggregate at any time outstanding and (z) if any Indebtedness assumed by a Loan Party is secured, the obligations of such Loan Party thereunder shall only be secured by the assets subject to such Indebtedness;
(xviii)
Indebtedness incurred by any Foreign Subsidiary for working capital or general corporate purposes (including for acquisitions) which is not guaranteed, or secured, by any assets of any Loan Party (other than the Equity Interests of such Foreign Subsidiary that are not pledged to the Administrative Agent as security for the Obligations) in an aggregate amount not to exceed (x) prior to the Borrower Deleveraging Milestone Date, $45,000,000 or (y) on or after the Borrower Deleveraging Milestone Date, $60,000,000, in each case at any time outstanding;
(xix)
Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in respect of letters of credit, bank guarantees, supporting obligations, bankers’ acceptances, performance bonds, surety bonds, statutory bonds, export or import indemnities, customs and appeal bonds, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; provided that no such Indebtedness is in respect of borrowed money;
(xx)
obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of its Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business;
(xxi)
Indebtedness representing deferred compensation or similar obligations to employees or directors of the Borrower or any of its Restricted Subsidiaries incurred in the ordinary course of business;
(xxii)
Indebtedness consisting of promissory notes issued by the Borrower or any Restricted Subsidiary to current or former officers, managers, consultants, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower or any direct or indirect parent of the Borrower permitted by Section 6.08; provided the aggregate principal amount of such Indebtedness shall not exceed $5,000,000 at any time outstanding;
(xxiii)
[reserved];
(xxiv)
unsecured Indebtedness consisting of Guarantees of amounts owing by customers of the Borrower under equipment and vendor financing programs in an aggregate amount, when combined with Investments pursuant to Section 6.04(q), not to exceed (x) prior to the Borrower Deleveraging Milestone Date, $30,000,000 or (y) on or after the Borrower Deleveraging Milestone Date, $40,000,000, in each case at any time outstanding;
(xxv)
to the extent constituting Indebtedness, (a) Series B Preferred Stock in an initial face amount of up to $100,000,000 (plus any interest or dividends paid in kind) and any Permitted Refinancing thereof with replacement preferred equity interests or unsecured convertible debt, (b) ~~Series C Preferred Stock in an initial face amount of up to $100,000,000 (plus any interest or dividends paid in kind) and any Permitted Refinancing thereof with replacement preferred equity interests or unsecured convertible debt~~[reserved] and (c) additional preferred stock in an aggregate principal or face amount not to exceed $100,000,000 (plus any interest or dividends paid in kind) at any time outstanding; provided that such Indebtedness incurred pursuant to this clause (xxv) shall satisfy the Required Conditions;

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(xxvi)
Indebtedness in connection with Permitted Receivables Financings in an aggregate amount not to exceed $25,000,000 at any time outstanding;
(xxvii)
any Attributable Indebtedness of the Borrower or any Restricted Subsidiary in connection with Sale and Leaseback Transactions permitted under Section 6.06;
(xxviii)
(A) any Non-Recourse Debt of Non-Recourse Project Subsidiaries and (B) obligations of the Borrower or its Restricted Subsidiaries pursuant to Customary Recourse Exceptions in connection with such Non-Recourse Debt; and
(xxix)
other unsecured or subordinated Indebtedness of the Borrower or any Restricted Subsidiary in an aggregate principal amount not to exceed (x) prior to the Borrower Deleveraging Milestone Date, $22,500,000 or (y) on or after the Borrower Deleveraging Milestone Date, $30,000,000, in each case at any time outstanding; provided that any such subordinated Indebtedness shall be subject to a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent.
(b)
The Borrower will not, nor will it permit any Restricted Subsidiary to, issue any preferred stock or other preferred Equity Interests, other than to the extent such preferred Equity Interests satisfy the Required Conditions; provided that (x) the Borrower may issue other preferred Equity Interests to the extent constituting Indebtedness that is permitted pursuant to Section 6.01(a) and (y) no preferred Equity Interests of the Borrower shall require payments of cash coupons or cash dividends unless such preferred Equity Interests satisfy the Required Conditions and such preferred Equity Interests are deemed to be incurred under Section 6.01(a)(xxv), whether or not constituting Indebtedness, and reduce the availability thereunder.
Section 6.02.
Liens. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except:
(a)
(i) Liens created under the Loan Documents, (ii) Liens created under the Supplemental Letter of Credit Loan Documents, and (iii) Liens securing any Replacement ABL Facility; provided that such Liens incurred under clauses (ii) and (iii) shall be subject to the Intercreditor Agreement at all times;
(b)
Permitted Encumbrances;
(c)
any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing as of the First Amendment Effective Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary (other than proceeds thereof and extensions or improvements to any such property) unless otherwise permitted herein and (ii) such Lien shall secure only those obligations which it secures on the First Amendment Effective Date and extensions, refinancings, restructurings, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than by an amount equal to accrued interest and any fees, costs and expenses incurred in connection therewith), the obligations thereunder or the property or assets securing such obligations, in the case of each of subclauses (i) and (ii) above other than to the extent such Lien constitutes a Permitted Encumbrance;
(d)
any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary (other than proceeds thereof and extensions or improvements to any such property) unless otherwise permitted herein and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition and extensions, renewals, refinancings, restructurings and replacements thereof that do not increase the outstanding principal amount thereof (except to the extent of any reasonable premiums, fees and expenses incurred in connection with any such extensions, renewals and replacements);
(e)
Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Restricted Subsidiary and accessions and improvements thereto; provided that (i) such security interests secure Indebtedness permitted by clause (vi) of Section 6.01(a), (ii) such security interests and the Indebtedness secured thereby are

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incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary (other than proceeds thereof and extensions or improvements to any such property) unless otherwise permitted hereunder;
(f)
Liens of sellers of goods to any Loan Party arising under the provisions of Applicable Law similar to Article 2 of the UCC in the ordinary course of business, covering only goods;
(g)
Liens that secure Indebtedness permitted by clauses (vii) or (viii) of Section 6.01(a) on the assets being financed;
(h)
any right, title and interest of a lessor under any lease entered into by the Borrower or any Restricted Subsidiary in the ordinary course of its business and covering only the assets so leased;
(i)
Liens in favor of collecting or payor banks or other financial institutions having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Borrower or any Restricted Subsidiary thereof on deposit with or in possession of such bank;
(j)
(i) deposits in the ordinary course of business to secure liability to insurance carriers and (ii) Liens in insurance policies and proceeds thereof securing the financing of the premiums with respect thereto;
(k)
Liens attaching solely to cash earnest money deposits in connection with any letter of intent or purchase agreement in respect of any Permitted Acquisition;
(l)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business and securing obligations (i) that are not overdue by more than sixty (60) days, or (ii) (A) that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party or Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation;
(m)
Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code (or equivalent statutes) on items in the course of collection, (ii) attaching to commodity trading accounts or other commodity brokerage amounts incurred in the ordinary course of business; provided that such Liens (A) attach only to such investments and the proceeds therefrom and (B) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or Disposition of such investments and not any obligation in connection with margin financing; and (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of setoff) and which are within the general parameters customary in the banking industry;
(n)
Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted hereunder, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted hereunder, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;
(o)
with respect to the equity interests of any non-wholly owned Restricted Subsidiary, non-wholly-owned Unrestricted Subsidiary or joint venture, any put and call arrangements or restrictions on dispositions related to such Equity Interests set forth in the applicable organizational documents or any related joint venture or similar agreement;
(p)
Liens in the nature of the right of setoff in favor of counterparties to contractual obligations with the Loan Parties in the ordinary course of business;
(q)
Liens arising out of conditional sale, title retention, consignment or other similar arrangements for the sale of goods entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

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(r)
Liens upon specific items of inventory or other goods and proceeds of the Borrower or any of its Restricted Subsidiaries securing such Person’s obligations in respect of documentary letters of credit or bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;
(s)
Liens on (i) the assets being acquired and/or (ii) the shares of any entity formed for purposes of such acquisition, which secure Indebtedness permitted under Section 6.01(a)(xvii); provided, that such Liens (unless limited to the assets acquired and proceeds thereof) shall be subject to an intercreditor agreement reasonably acceptable to the Administrative Agent;
(t)
Liens over any assets of any Subsidiary that is not a Loan Party to the extent required to provide collateral in respect of any appeal in good faith of any tax litigation in an aggregate amount not to exceed the amount required to be paid under local law to permit such appeal;
(u)
Liens to secure obligations under treasury services agreements or to implement cash pooling arrangements in the ordinary course of business;
(v)
Liens on Cash and Cash Equivalents or other property arising in connection with the defeasance, discharge or redemption of Indebtedness, to the extent such defeasance, discharge or redemption is otherwise permitted hereunder;
(w)
Liens in favor of a Loan Party;
(x)
Liens on assets of Foreign Subsidiaries (or on the shares of such Foreign Subsidiaries to the extent not pledged as Collateral) securing Indebtedness of Foreign Subsidiaries permitted under Section 6.01(a)(xviii) in an aggregate amount not to exceed (x) prior to the Borrower Deleveraging Milestone Date, $45,000,000 or (y) on or after the Borrower Deleveraging Milestone Date, $60,000,000, in each case at any time outstanding;
(y)
Liens in respect of Permitted Receivables Financings that extend only to the receivables subject thereto, the agreements governing the receivables included in such Permitted Receivables Financings, the rights under any such agreements, the proceeds thereof and the accounts into which such proceeds are paid (solely to the extent of such proceeds);
(z)
Liens on property rented to, or leased by, the Borrower or any of its Subsidiaries pursuant to a Sale and Leaseback Transaction permitted under Section 6.06; provided that (i) such Liens secure only the Attributable Indebtedness permitted under Section 6.01(xxvii), and (ii) such Liens do not encumber any other property of the Borrower or its Subsidiaries;
(aa)
other Liens securing obligations of the Borrower or any Subsidiary in an aggregate amount not to exceed (x) prior to the Borrower Deleveraging Milestone Date, $22,500,000 or (y) on or after the Borrower Deleveraging Milestone Date, $30,000,000, in each case at any time outstanding; provided that such Liens incurred under Section 6.2(aa) shall not be secure any Indebtedness for borrowed money of the Borrower or any Subsidiary on a pari passu or senior basis with the Liens on the Collateral securing the Obligations; and
(bb)
Liens on assets of Non-Recourse Project Subsidiaries to secure Non-Recourse Debt.
Section 6.03.
Fundamental Changes.
(a)
The Borrower will not, nor will it permit any Restricted Subsidiary to, merge into or consolidate or amalgamate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Specified Event of Default shall have occurred and be continuing (i) any Person may merge into or consolidate or amalgamate with the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Person that is not a Loan Party may merge into or consolidate or amalgamate with any Subsidiary in a transaction in which a Subsidiary is the surviving corporation (and if any party to such merger, consolidation or amalgamation is a Loan Party, becomes a Loan Party),

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(iii) any Loan Party (other than the Borrower) may merge into or consolidate or amalgamate with any other Loan Party (other than the Borrower), (iv) any Subsidiary of the Borrower may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and the Subsidiaries, taken as a whole, and is not materially disadvantageous to the Lenders, (v) any Immaterial Subsidiary may liquidate or dissolve, (vi) Permitted Acquisitions or any disposition permitted by Section 6.05 (other than clause (f) thereof) may be consummated in the form of a merger, consolidation or amalgamation, so long as, in the event of a Permitted Acquisition, a Loan Party is the surviving Person or a Person that shall become a Loan Party immediately after such merger, consolidation or amalgamation is the surviving Person; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04, and (vii) any Subsidiary may merge, amalgamate or consolidate with any other Person (other than the Borrower or any Subsidiary) the purpose of which is to effect a transaction permitted pursuant to Section 6.05.
(b)
The Borrower will not, and will not permit any of the Restricted Subsidiaries to engage to any material extent in any business other than a Related Business (except, in the case of a Special Purpose Receivables Subsidiary, Permitted Receivables Financings).
Section 6.04.
Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any other Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidence of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of related transactions) any assets of any other Person constituting a business unit (each, an “Investment”), except:
(a)
Cash and Cash Equivalents;
(b)
Investments existing on the First Amendment Effective Date and set forth on Schedule 6.04, as extended, modified, renewed, replaced, refunded or refinanced at any time and from time to time, so long as the principal amount thereof is not increased;
(c)
(i) Investments by the Borrower or any Restricted Subsidiary in the Borrower or any other Restricted Subsidiary, (ii) Investments (other than with Intellectual Property that is material to the business of the Borrower and its Restricted Subsidiaries taken as a whole) in joint ventures or Non-Recourse Project Subsidiaries not constituting any Unrestricted Subsidiary and (iii) Investments (other than with Intellectual Property) in Unrestricted Subsidiaries to fund operating or capital expenses in the ordinary course of business and consistent with past practice; provided that (w) any Investment by a Loan Party to a non-Loan Party must be for a bona fide business purpose, (x) any Investment constituting such Equity Interests held by a Loan Party shall be pledged pursuant to, and to the extent required by, the Security Agreement, (y) immediately before and after giving effect to such Investment, no Default or Event of Default shall have occurred and be continuing and (z) the aggregate amount of Investments by Loan Parties in Restricted Subsidiaries that are not Loan Parties and in joint ventures, Non-Recourse Project Subsidiaries or Unrestricted Subsidiaries pursuant to this clause 6.04(c) shall not exceed (x) prior to the Borrower Deleveraging Date, $60,000,000 or (y) on or after the Borrower Deleveraging Date, $75,000,000, in each case at any time outstanding (provided that the aggregate amounts set forth in clause (z) shall be calculated net of any returns, profits, distributions and similar amounts received by any Loan Party from any Investments made by such Loan Party in Restricted Subsidiaries that are not Loan Parties, joint ventures, Non-Recourse Project Subsidiaries or Unrestricted Subsidiaries pursuant to this clause (c) (which, in each case, shall not exceed the amount of such Investment (valued at cost) at the time such Investment was made) and to the extent any Unrestricted Subsidiary is designated as a Restricted Subsidiary that becomes a Loan Party, or any Restricted Subsidiary that was not a Loan Party otherwise becomes a Loan Party, any Investment previously made in such Unrestricted Subsidiary or Restricted Subsidiary under the cap set forth in clause (z) of the proviso above shall be deemed an Investment in a Loan Party and shall no longer count against such cap);
(d)
Guarantees permitted by Section 6.01(a)(v) to the extent constituting an Investment;

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(e)
investments received in connection with the bankruptcy or reorganization of, or in partial or full settlement of delinquent accounts, or accounts or disputes with, customers, troubled account debtors and suppliers, or received in compromise or resolution of litigation, arbitration, or commercial disputes;
(f)
non-cash consideration received in connection with the Disposition of any asset in compliance with Section 6.05;
(g)
earn-outs and other customary post-Disposition obligations arising out of permitted Dispositions;
(h)
the Borrower or any Loan Party may acquire all or substantially all the assets of a Person or line of business of such Person, business unit or division, or not less than one hundred percent (100%) of the Equity Interests (other than directors’ qualifying shares) of a Person (referred to herein as the “Acquired Entity”); provided that (1) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, the Borrower or any Subsidiary; (2) the Acquired Entity shall engage in a Related Business in accordance with Section 6.03(b); (3) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (4) at the time of such transaction the Borrower shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Section 5.10, 5.17(b) and the Security Documents (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.04(h) being referred to herein as a “Permitted Acquisition”);
(i)
loans or advances to officers, directors, consultants and employees of any Loan Party (or any direct or indirect parent thereof) or any of the Restricted Subsidiaries (i) for reasonable and customary relocation purposes made in the ordinary course of business in accordance with the relocation policy of the Borrower, (ii) in connection with such Person’s purchase of Equity Interests of the Borrower or any direct or indirect parent thereof (provided that the amount of such loans and advances shall be contributed to the Borrower in cash as common equity), (iii) to permit the payment of Taxes by such Person with respect to the Equity Interests described in clause (ii) and (iv) for any other purposes not described in the foregoing clauses (i)-(iii); provided that the aggregate principal amount under clauses (ii) through (iv) above shall not exceed $5,000,000 outstanding in the aggregate;
(j)
Investments in connection with Hedging Agreements permitted by Section 6.07 or consisting of transactions permitted under Section 6.01(a)(xii);
(k)
Investments to the extent that payment for such Investments is made solely with Equity Interests of the Borrower (or any direct or indirect parent of the Borrower);
(l)
Investments in (i) deposit accounts and securities account (x) opened in the ordinary course of business, (y) holding only Cash and Cash Equivalents and (z) subject to Account Control Agreements to the extent required by the Loan Documents and (ii) Investments in deposit accounts and securities accounts at credit unions or foreign banking institutions, in each case (x) opened in the ordinary course of business and (y) subject to Account Control Agreements to the extent required by the Loan Documents;
(m)
(i) loans and advances made to distributors in the ordinary course and (ii) deposits, prepayments and other credits to suppliers or service providers made in the ordinary course of business;
(n)
other Investments (other than with Intellectual Property) in an aggregate amount not to exceed (x) prior to the Borrower Deleveraging Milestone Date, $20,000,000 or (y) on or after the Borrower Deleveraging Milestone Date, $30,000,000, in each case at any time outstanding; provided that immediately before and after giving effect to the making of any such Investment, no Default or Event of Default shall have occurred and be continuing;
(o)
Investments arising as a result of Permitted Receivables Financings in an aggregate amount not to exceed $25,000,000 at any time outstanding;
(p)
Investments resulting from the funding of amounts owing by customers of the Borrower under equipment and vendor financing programs in an aggregate amount, when combined with Indebtedness incurred pursuant to Section 6.04(a)(xxiv), not to exceed at any time outstanding (x) $30,000,000 during the period ending on

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the third anniversary of the Closing Date and (y) thereafter, (1) prior to the Borrower Deleveraging Milestone Date, $52,500,000 thereafter or (2) on or after the Borrower Deleveraging Milestone Date, $70,000,000;
(q)
Investments in the form of accounts payable and other similar extension of credit to customers or suppliers in the ordinary course of business; and
(r)
Investments in Non-Recourse Project Subsidiaries consisting solely of obligations pursuant to Customary Recourse Exceptions in connection with Non-Recourse Debt.
Section 6.05.
Asset Sales. The Borrower will not, and will not permit any of its Restricted Subsidiaries to Dispose of any asset, including any Equity Interest owned by it, except:
(a)
(i) Dispositions of inventory, used, worn-out, obsolete or surplus equipment, or Cash and Cash Equivalents, in each case in the ordinary course of business or (ii) the abandonment or other Disposition of Intellectual Property that is, in the reasonable judgment of the Borrower, no longer economically practical or commercially reasonable to maintain or useful in any material respect in the conduct of the business of the Borrower and its Restricted Subsidiaries, taken as a whole, in the ordinary course of business;
(b)
Dispositions to the Borrower or a Restricted Subsidiary; provided that any such sales, transfers or dispositions involving a Restricted Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;
(c)
other Dispositions of assets for fair market value, provided that the Borrower or any of its Restricted Subsidiaries shall receive not less than 75% of total consideration expected to be received for such sale, transfer or other disposition in the form of Cash and Cash Equivalents (in each case, free and clear of all Liens at the time received); provided that, the value of (i) retained licenses, licenses back to the Borrower or its Restricted Subsidiaries (as a licensee) and covenants not-to-sue with respect to software or Intellectual Property that are incidental to such sale, transfer or other Disposition and received in the ordinary course for such transactions and (ii) the surrender, waiver, settlement, compromise or release of any claim against the Borrower or any of its Restricted Subsidiaries in connection therewith shall be excluded in determining whether 75% of the consideration received is in the form of Cash and Cash Equivalents; provided that Designated Non-Cash Consideration, together with Designated Non-Cash Consideration deemed cash pursuant to the last proviso to Section 6.05, in an amount up to $2,500,000 for any individual Disposition and $5,000,000 in the aggregate for all Dispositions during the term of this Agreement shall be deemed cash for these purposes; provided further that this clause (c) shall not permit Dispositions of the Equity Interests of any Subsidiary other than in connection with the sale of substantially all Equity Interests of such Subsidiary permitted under this Agreement;
(d)
(i) Leases, subleases, licenses or sublicenses of property (excluding Sale and Leaseback Transactions) and termination thereof by the Borrower or any Restricted Subsidiary in the ordinary course of business or that do not materially impair the operation of the Borrower’s or its Restricted Subsidiaries’ business, (ii) Leases and subleases of real property located at Eastman Business Park in Rochester, NY and (iii) sales of assets pursuant to Sale and Leaseback Transactions permitted by Section 6.06;
(e)
mergers, consolidations, liquidations, amalgamations and dissolutions, in each case in compliance with Section 6.03(a);
(f)
Dispositions of Accounts in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy, workout or similar proceedings of applicable customers;
(g)
to the extent constituting a Disposition, the granting of Liens permitted as Permitted Encumbrances and the making of investments permitted by Section 6.04 or the making of a Restricted Payment permitted by Section 6.08;
(h)
Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;

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(i)
transfers of property or assets subject to casualty or condemnation;
(j)
[reserved];
(k)
Dispositions of Investments in joint ventures (including non-wholly owned Unrestricted Subsidiaries) to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;
(l)
the unwinding of any Hedging Agreement pursuant to its terms;
(m)
Dispositions of Accounts that are owned by Foreign Subsidiaries subject to customary factoring or receivables financing arrangements;
(n)
Dispositions of claims that the Borrower or any Restricted Subsidiary may maintain (i) in connection with the settlement of, or judgments in respect of such claims or (ii) to the relevant insurance provider in connection with the receipt of insurance proceeds related to any such claims; and
(o)
Dispositions of Intellectual Property in the form of licenses of Intellectual Property to third parties, including exclusive licenses, cross licenses, and covenants not to sue or similar rights with respect to Intellectual Property granted (i) in the ordinary course of business, (ii) in connection with a settlement of litigation, or (iii) in connection with a divestiture of product, product line, business unit or division (either in its entirety or in a particular geographical region); provided that no granting of any exclusive licenses of Intellectual Property other than trademarks under clause (i) of this clause (o) shall be permitted to the extent such exclusive license (A) materially impairs, limits, or restricts the operation of the Borrower or its Restricted Subsidiaries’ businesses, or (B) in the case of a license which constitutes, in whole or in part, a transfer of title of the licensed Intellectual Property, such license may be exclusive solely with respect to the use of the licensed Intellectual Property in discrete geographical areas or discrete product/services categories, in each case, in which the Borrower or any of its Subsidiaries do not have material operations relating to the licensed Intellectual Property; provided, further, that as it relates to the Borrower’s brand licensing business, so long as such licenses of the Borrower’s brand or trademarks relate to a field in which the Borrower is not currently engaged or contemplated to be engaged in, such licenses shall be deemed to be in the ordinary course of business for purposes of clause (o)(i) above, even if such licenses (x) are exclusive or (y) provide for a term in perpetuity or an up-front royalty (or a combination thereof); provided however, that if the Net Proceeds received from any counterparty in connection with any Disposition relating to the Borrower’s brand licensing business shall be greater than $50,000,000 in the aggregate (on a cumulative basis on or after the First Amendment Effective Date, but excluding (I) any such Net Proceeds received from any counterparty in connection with any Disposition relating to the Borrower’s brand licensing business entered into prior to the First Amendment Effective Date and any such Disposition relating to a renewal of any such existing arrangement with any such counterparty and (II) any such Net Proceeds received in connection with any Disposition relating to the Borrower’s brand licensing business from counterparties with which the Borrower is negotiating brand licensing arrangements as of the First Amendment Effective Date with respect to which the Borrower has notified the Required Lenders on or prior to the First Amendment Effective Date), any amounts in excess of $50,000,000 shall be subject to mandatory prepayments pursuant to Section 2.06(b)(i).

Notwithstanding anything to the contrary herein, (i) all Dispositions permitted hereby shall be made for fair value (other than those permitted by clauses (a)(ii), (c), (d)(i), (d)(ii), (e), (g), (i), (k), (l), (n) and (o) of this Section 6.05) and (ii) at least seventy-five percent (75%) consideration consisting of Cash and Cash Equivalents (other than those permitted by clauses (a)(ii), (b), (c) (to the extent otherwise permitted therein), (d), (e), (f), (g), (h), (i), (j), (k), (n) and (o) of this Section 6.05); provided, that, the value of (x) retained licenses, licenses back to the Borrower or its Restricted Subsidiaries (as a licensee) and covenants not-to-sue with respect to software or Intellectual Property that are incidental to such sale, transfer or other Disposition and received in the ordinary course for such transactions and (y) the surrender, waiver, settlement, compromise or release of any claim against the Borrower or any of its Restricted Subsidiaries in connection therewith shall be excluded in determining whether 75% of the consideration received is in the form of Cash and Cash Equivalents; provided further that at the option of the Borrower, with respect to any Disposition, Designated Non-Cash Consideration, together with Designated Non-Cash Consideration deemed cash pursuant to Section 6.05(c), in an amount up to $5,000,000 in the aggregate shall be deemed cash for these purposes.

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Section 6.06.
Sale and Leaseback Transactions. Except for any Sale and Leaseback Transaction involving Eastman Business Park in Rochester, NY and the Borrower’s premises located at 343 State Street, Rochester NY 14650, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale and Leaseback Transaction, except for (a) any such sale of any fixed or capital asset is entered into in the ordinary course of business and is made for cash consideration in an amount not less fair market value of such fixed or capital asset, (b) the Sale and Leaseback Transaction is consummated within 90 days after such property is sold or transferred and (c) any Liens arising in connection with the use of property is permitted by Section 6.02(z); provided that the aggregate market value of all property subject to such Sale and Leaseback Transactions shall not exceed $10,000,000 in the aggregate at any one time outstanding.
Section 6.07.
Hedging Agreements. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate interest rate, currency, commodities or energy exposure to which the Borrower or any Restricted Subsidiary is exposed in the conduct of its business.
Section 6.08.
Restricted Payments; Certain Payments of Indebtedness.
(a)
The Borrower will not, nor will it permit any Restricted Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Borrower may make Restricted Payments with respect to its Equity Interest payable solely in additional shares of its Equity Interests, (ii) each Restricted Subsidiary may make Restricted Payments to the holders of its Equity Interests ratably with respect to such Equity Interests, (iii) repurchases of Equity Interests (1) constituting fractional shares or (2) deemed to occur upon exercise of stock options or warrants or other securities convertible or exchangeable into Equity Interests if such Equity Interests represent all or a portion of the exercise price of such options or warrants, (iv) repurchases of common Equity Interests of the Borrower not to exceed in the aggregate $5,000,000, (v) repurchases or redemptions of the Series B Preferred Stock and payment of any accrued and unpaid dividends thereon in an aggregate face amount not to exceed $100,000,000 plus any accrued and unpaid dividends, fees or premiums thereon, (vi) repurchases or redemptions of preferred stock using the Net Proceeds of any issuance of common stock (which, for the avoidance of doubt, shall exclude any conversion of Indebtedness to Equity Interests) of the Borrower in an aggregate amount not to exceed $50,000,000; provided that no repurchase or redemptions of preferred stock pursuant to this clause (~~v~~vi) shall be permitted unless the Borrower shall have first ~~made or~~ offered in writing to make (or shall ~~make or~~ offer in writing to make concurrently with such repurchase or redemption) a voluntary prepayment of an amount of Loans in a principal amount at least equal to the face amount of preferred stock being repurchased, and such prepayment shall be subject to a prepayment premium equal to (x) until the Borrower has prepaid the Loans after the First Amendment Effective Date pursuant to mandatory or voluntary prepayments in an aggregate principal amount of at least $150,000,000, ~~1.0~~4.0% and (y) thereafter, the lesser of (1) 6.0% and (2) the applicable Prepayment Premium calculated in accordance with Section 2.06(c) as if the Loans had been prepaid pursuant to Section 2.06(a), (~~vi~~vii) regularly scheduled dividends on Series B ~~Preferred Stock and Series C~~ Preferred Stock (or any Permitted Refinancing thereof) at a cash coupon rate not to exceed 7.00% per annum~~; provided, that if during the Second Amendment PIK Period (i) the Borrower has elected to make an interest payment in the form of PIK Interest and (ii) such capitalized PIK Interest remains outstanding, no such dividends under this clause (vi) shall be permitted to be made, except that dividends on Series C Preferred Stock paid in kind in the form of additional Series C Preferred Stock shall be permitted to be made, (vii~~, (viii) regularly scheduled dividends on other preferred Equity Interests of the Borrower to the extent incurred under Section 6.01(a)(xxv)(c) and (~~viii~~ix) other Restricted Payments in an amount not to exceed in the aggregate $5,000,000.
(b)
The Borrower will not, nor will it permit any Restricted Subsidiary to, make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) in respect of principal of, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of Subordinated Indebtedness or any other Indebtedness for borrowed money of the Borrower or any Restricted Subsidiary (other than the Loans); provided that:
(i)
the Loan Parties may make regularly scheduled repayments (including payments of principal and interest as and when due) or redemptions of Indebtedness permitted to be incurred under Section 6.01 (including any Indebtedness of Foreign Subsidiaries permitted by Section 6.01(a)(xviii); provided that,

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with respect to any intercompany Indebtedness permitted under Section 6.01(a)(iv), (x) such regularly scheduled payments shall be made in the ordinary course of business and consistent with past practices, and (y) with respect to any intercompany Indebtedness owed by any Loan Party to any Subsidiary organized or formed in China, both before and after giving effect to such payment, U.S. Liquidity shall not be less than (1) with respect to any such repayment on or prior to December 31, 2024, $30,000,000 and (2) with respect to any such repayment after December 31, 2024, $50,000,000;
(ii)
the Borrower or any Restricted Subsidiary may make payments and distributions in respect of, and purchase, redeem, retire, acquire, cancel or terminate any Indebtedness of the Borrower or any Restricted Subsidiary (x) by the conversion of such Indebtedness to Equity Interests of the Borrower or (y) with the issuance of common stock or Qualified Preferred Stock of the Borrower or the proceeds of such issuance;
(iii)
with respect to any preferred stock constituting Indebtedness, the Borrower or any Restricted Subsidiary may make payments in respect of such preferred stock to the extent permitted by Section 6.08(a);
(iv)
refinancings, replacements, extensions, renewals and refundings of such Indebtedness subject to and in accordance with the terms of this Agreement shall be permitted; and
(v)
Non-Recourse Project Subsidiaries may make payments in respect of Non-Recourse Debt.

Notwithstanding anything herein to the contrary, no cash payments may be made with respect to any preferred Equity Interests of the Borrower unless expressly permitted pursuant to Section 6.08(a) above.

Section 6.09.
Transactions with Affiliates. The Borrower will not, nor will it permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates if the fair market value of such transactions is in excess of $5,000,000 in the aggregate, except (a) transactions at prices and on terms and conditions that are, taken as a whole, not less favorable in any material respect to the Borrower or such Restricted Subsidiary than could be obtained on an arm’slength basis from unrelated third parties (it being agreed that such condition may be satisfied by the Borrower’s or such Restricted Subsidiary’s obtaining a “fairness” opinion from a nationally recognized investment bank or accounting firm or other person reasonably acceptable to the Administrative Agent but the Borrower or such Restricted Subsidiary is not obligated to so obtain a “fairness” opinion), (b) transactions between or among the Borrower and its Restricted Subsidiaries and not involving any other Affiliate, (c) transactions, arrangements, fee reimbursements and indemnities specifically and expressly permitted or required under this Agreement, (d) the consummation of the Refinancing Transactions, (e) Restricted Payments and payments permitted under Section 6.08, (f) employment and severance arrangements between the Borrower and its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business, (g) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, officers, employees and consultants of the Borrower and its Restricted Subsidiaries (or any direct or indirect parent of the Borrower) in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, (h) transactions pursuant to agreements in existence on the First Amendment Effective Date and set forth on Schedule 6.09 or any amendment thereto to the extent such an amendment is not materially adverse to the Lenders, (i) any Permitted Receivables Financing, (j) transactions with a Person who was not an Affiliate immediately before the consummation of such transaction that becomes an Affiliate as a result of such transaction and (k) transactions entered into in the ordinary course of business, including, but not limited to, transactions with licensors, suppliers or other purchasers or sales of goods or services (including any Intellectual Property).
Section 6.10.
Restrictive Agreements.
(a)
Except as set forth in Schedule 6.10, the Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, enter into or suffer to exist or become effective, incur or permit to exist any

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agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien securing Obligations or any refinancing thereof upon any property or assets actually owned by it; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, any Supplemental Letter of Credit Loan Documents or the document governing any Replacement ABL Facility, (ii) the foregoing shall not apply to customary provisions included in licenses, contracts, leases, agreements and other instruments restricting assignment and/or encumbrance, (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary or other assets pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary or other assets that is to be sold and such sale is permitted hereunder, (iv) the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) the foregoing shall not apply to customary provisions in Leases restricting the assignment thereof, (vi) the foregoing shall not apply to agreements or arrangements that are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Subsidiary of the Borrower, so long as such agreements or arrangements were not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, (vii) the foregoing shall not apply to customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted hereunder and applicable solely to such joint venture entered into in the ordinary course of business, (viii) the foregoing shall not apply to customary provisions restricting subletting, assignment or transfer of any Lease governing a leasehold interest of the Borrower or any Restricted Subsidiary, (ix) the foregoing shall not apply to restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business, (x) the foregoing shall not apply to restrictions arising in connection with cash or other deposits permitted hereunder and limited to such cash or deposit, (xi) the foregoing shall not apply to restrictions regarding (1) the granting of licenses and sublicenses, releases, immunities and covenants not to sue by the Borrower or any of its Restricted Subsidiaries with respect to Intellectual Property in the ordinary course of business or, using reasonable business judgment, in connection with the settlement of any litigation, threatened litigation or other dispute or (2) licenses, sublicenses, releases, immunities and covenants not to sue granted in connection with Intellectual Property acquired by the Borrower or any of its Restricted Subsidiaries to the extent such restrictions exist prior to the acquisition thereof and are not created in contemplation thereof, (xii) the foregoing shall not apply to restrictions on cash earnest money deposits in favor of sellers in connection with acquisitions not prohibited hereunder or deposits made in connection with the defeasance, redemption or discharge of Indebtedness, (xiii) the foregoing shall not apply to restrictions pursuant to any Indebtedness listed on Schedule 6.10 existing on the First Amendment Effective Date and any refinancing thereof permitted hereunder; provided that the restrictions contained in any documents governing any such refinancing shall not be more restrictive than those contained in this Agreement, (xiv) the foregoing shall not apply to restrictions which are not more restrictive (taken as a whole) than those contained in this Agreement or contained in any documents governing any Indebtedness incurred after the Closing Date in accordance with the provisions of this Agreement and (xv) the foregoing shall not apply to any amendments, modifications, restatements or renewals of the agreements, contracts or instruments referred to in clauses (i) through (xiv) above; provided that such amendments, modifications, restatements, or renewals, taken as a whole, are not materially more restrictive with respect to such encumbrances or restrictions than those contained in such predecessor agreements, contracts or instruments.
(b)
The Borrower will not, nor will it permit any Restricted Subsidiary to, enter into any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of the Borrower to (i) make Restricted Payments in respect of any capital stock of such Restricted Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Restricted Subsidiary of the Borrower, (ii) make loans or advances to, or other Investments in, the Borrower or any other Restricted Subsidiary of the Borrower or (iii) transfer any of its assets to the Borrower or any other Restricted Subsidiary of the Borrower, except for (a) customary restrictions and conditions contained in agreements relating to the sale of assets pending such sale, provided such restrictions and conditions apply only to the assets that are to be sold and such sale is permitted hereunder, (b) restrictions set forth in the document governing the Supplemental Letter of Credit Facility or any Replacement ABL Facility and in the documents governing other existing Indebtedness as set forth on Schedule 6.10, (c) restrictions contained in any Permitted Receivables Document with respect to any Special Purpose Receivables Subsidiary, (d) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be) and (e)

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customary restrictions in agreements representing Indebtedness permitted to be incurred hereunder of a Subsidiary of the Borrower that is not a Loan Party.
Section 6.11.
Amendment of Material Documents. The Borrower will not, nor will it permit any Restricted Subsidiary to amend, modify or waive any of (a) the provisions of its certificate of incorporation, by-laws or other organizational documents in a manner materially adverse to the Lenders, except to the extent provided by Section 6.03, (b) the terms of the document governing any Replacement ABL Facility or the Supplemental Letter of Credit Loan Documents; provided that with respect to any such Indebtedness, the Borrower and the Restricted Subsidiaries shall have the right to amend, modify or waive terms to the extent not prohibited by the Intercreditor Agreement, (c) the terms of any Subordinated Indebtedness, or (d) any other Indebtedness for borrowed money to the extent constituting Material Indebtedness, or (e) any preferred stock; provided that with respect to any such Material Indebtedness or any preferred stock, the Borrower and the Restricted Subsidiaries shall have the right to amend, modify or waive terms if such amendment, modification or waiver is not materially adverse to the Lenders (it being understood and agreed that any amendment, modification or waiver to Material Indebtedness or preferred stock that was, when incurred, required to satisfy the Required Conditions hereunder that results in the maturity date, any scheduled amortization payments, mandatory redemptions or sinking fund obligations or mandatory prepayments (including cash flow sweeps) on or prior to the date that is 91 days after the Maturity Date (other than, in the case of Indebtedness, customary offers to purchase upon a change of control, asset sale or event of loss, customary acceleration rights after an event of default and payments required to prevent any such Indebtedness from being treated as an “applicable high yield discount obligation” with the meaning of Section 163(i) of the Code, or any successor provision thereto or, in the case of preferred stock, redemption rights in connection with a fundamental change and similar provisions) shall be deemed materially adverse to the Lenders).
Section 6.12.
Limitation on Change in Fiscal Year. The Borrower will not, without the written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), permit its fiscal year to end on a date other than December 31 of each calendar year.
Section 6.13.
Consolidated Capital Expenditures. The Borrower will not, nor will it permit any Restricted Subsidiary to, make any Capital Expenditures, except (i) Capital Expenditures of the Borrower and its Restricted Subsidiaries not exceeding $30,000,000 in the aggregate in any fiscal year and (ii) Capital Expenditures relating to the pharmaceuticals business, light blocking, battery coating and printed electronics businesses, the advanced materials and chemicals business and digital film and printing businesses; provided that (a) any such amount referred to in clause (i) above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next immediately succeeding fiscal year and (b) Capital Expenditures made pursuant to this Section 6.13 during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to clause (i) above.
Section 6.14.
International Trade Controls. The Borrower will not, nor will it permit any Restricted Subsidiary to:
(a)
knowingly use any proceeds of the Loans, or use, lend, contribute or otherwise make available any proceeds of the Loans, to any Subsidiary, Affiliate, joint venture partner or other Person in any manner in violation of Anti-Corruption Laws, Anti-Money Laundering Laws, Ex-Im Laws or Sanctions by any Person (including any Agent, Lender, arranger, advisor or other individual or entity participating in a transaction); or
(b)
knowingly fund all or part of any repayment of the Loans or other payments under this Agreement out of proceeds derived from criminal activity or activity or transactions in violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, Ex-Im Laws or Sanctions, or in a manner that would otherwise cause the Agent or any Lender to be in violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, Ex-Im Laws or Sanctions.

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Article VII

Events of Default
Section 7.01.
Events of Default. If any of the following events (each, an “Event of Default”) shall occur:
(a)
any Loan Party shall fail to pay any principal of any Loan when and as the same shall become due and payable;
(b)
any Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;
(c)
any representation or warranty made or deemed made by the Borrower or any other Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;
(d)
the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.04 (with respect to the existence of the Borrower), 5.12(b), 5.17 or in Article VI;
(e)
any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof from the Administrative Agent to the Borrower (which notice may be given at the request of the Required Lenders);
(f)
the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and such failure continues after the expiration of any applicable grace periods or cure periods and such Material Indebtedness is, or is permitted to be, accelerated such that all obligations thereunder shall become immediately due and payable;
(g)
any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after the giving of notice and/or the lapse of any applicable grace period) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity in each case beyond the grace period, if any, provided therein; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or (ii) any Indebtedness by and among the Borrower and/or one or more of its direct or indirectly wholly-owned Subsidiaries; provided further that, for the avoidance of doubt, the conversion by any holder of convertible Indebtedness into Equity Interests of the Borrower shall not constitute an Event of Default under this clause (g);
(h)
an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;
(i)
the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency,

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receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for substantially all of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any corporate action for the purpose of authorizing any of the foregoing;
(j)
the Borrower or any Material Subsidiary shall become unable, admit in writing its general inability or fail generally, to pay its debts as they become due;
(k)
except for any judgments set forth on Schedule 7.01(k), one or more judgments for the payment of money of a liability or debt in an aggregate amount in excess of (x) prior to the Borrower Deleveraging Milestone Date, $20,000,000 or (y) on or after the Borrower Deleveraging Milestone Date, $25,000,000 (or, in each case, its equivalent) in excess of amounts covered by insurance shall be rendered against the Borrower, any Restricted Subsidiary (excluding Subsidiaries which would be permitted, at all times while the applicable judgment remains outstanding, to be designated as Immaterial Subsidiaries or Immaterial Foreign Subsidiaries, without regard for if such designation has been made) or any combination thereof, and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Restricted Subsidiary to enforce any such judgment;
(l)
(i) an ERISA Event and/or a Foreign Plan Event shall have occurred; (ii) a trustee shall be appointed by a United States district court to administer any Pension Plan; (iii) the PBGC shall institute proceedings to terminate any Pension Plan; or (iv) the Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to result in a Material Adverse Effect;
(m)
any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any material portion of the Collateral, with the priority required by the applicable Security Document, except as expressly permitted hereunder or thereunder; or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document or any Lien granted under any Security Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document or any Lien granted under any Loan Document, except, in each case, (i) in accordance with the terms of the Loan Documents (ii) to the extent that any absence of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Security Documents or to file Uniform Commercial Code continuation statements and (iii) with respect to any Lien purported to be created on Collateral consisting of real estate that ceases to be a valid and perfected Lien on any material portion of such Collateral, to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage;
(n)
any Loan Document shall not be in full force and effect (other than in accordance with its terms); or
(o)
the subordination provisions set forth in any Subordinated Indebtedness that is Material Indebtedness shall, in whole or in material part, cease to be, or shall be asserted by any Loan Party not to be, effective or legally valid, binding and enforceable against the holders of such Subordinated Indebtedness.
Section 7.02.
Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may, or, at the request of the Required Lenders shall, take any or all of the following actions:
(a)
declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due

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and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties; and
(b)
whether or not the maturity of the Obligations shall have been accelerated pursuant hereto, may (and at the direction of the Required Lenders, shall) proceed to protect, enforce and exercise all rights and remedies of the Credit Parties under this Agreement, any of the other Loan Documents or Applicable Law, including, but not limited to, by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Credit Parties.
(c)
No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of Applicable Law.
Section 7.03.
Application of Funds. After the exercise of remedies provided for in Section 7.02 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent reimbursable under the Loan Documents and amounts payable under Article II) payable to the Administrative Agent, in its capacity as such;

Second, to payment of that portion of the Obligations constituting indemnities, expenses, and other amounts (other than principal, interest and fees) payable to the Lenders, ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, and fees, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to payment of all other Obligations (including the cash collateralization of unliquidated indemnification obligations) to the Credit Parties, their Affiliates and the Related Parties of the foregoing; and

Last, the balance, if any, after all of the Obligations have been paid in full, to the Loan Parties or as otherwise required by Applicable Law or the Intercreditor Agreement.

Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that if the Loans are accelerated or otherwise become due prior to the Maturity Date, including without limitation as a result of any Event of Default set forth in Section 7.01(a), (b), (h) or (i) (including the acceleration of claims by operation of law), the Prepayment Premium that would have been payable if the Loans were optionally prepaid pursuant to Section 2.06(a) on such date of acceleration will also automatically be due and payable and shall constitute part of the Obligations with respect to the Loans, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. Any such Prepayment Premium payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early prepayment and each of the Loan Parties agrees that it is reasonable under the circumstances currently existing. EACH OF THE LOAN PARTIES EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING AMOUNTS IN CONNECTION WITH ANY SUCH ACCELERATION, ANY RESCISSION OF SUCH ACCELERATION OR THE COMMENCEMENT OF ANY PROCEEDING UNDER THE BANKRUPTCY CODE OR A SIMILAR DEBTOR RELIEF LAWS. Each of the Loan Parties expressly agrees (to the fullest extent it may lawfully do so) that: (A) the

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Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay such Prepayment Premium; and (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Each of the Loan Parties expressly acknowledges that its agreement to pay such Prepayment Premium to Lenders as herein described is a material inducement to Lenders to enter into this Agreement.

Article VIII

The Agent
Section 8.01.
Appointment and Administration by Administrative Agent. Each Lender hereby irrevocably designates Alter Domus (US) LLC as Administrative Agent under this Agreement and the other Loan Documents. The general administration of the Loan Documents shall be by the Administrative Agent. The Lenders each hereby (a) irrevocably authorizes the Administrative Agent (i) to enter into the Loan Documents to which it is a party, and (ii) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto, and (b) agrees and consents to all of the provisions of the Security Documents and the Intercreditor Agreement. All Collateral shall be held or administered by the Administrative Agent (or its duly-appointed agent) for its own benefit and for the ratable benefit of the other Credit Parties in their capacity as such and no Credit Party (other than the Administrative Agent) shall be required to execute any Security Documents as a party thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the other Loan Documents, nor shall it have any fiduciary relationship with any other Credit Party, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.
Section 8.02.
Reserved.
Section 8.03.
Agreement of Applicable Lenders. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Lenders, action shall be taken by the Administrative Agent, for and on behalf or for the benefit of all Credit Parties upon the direction of the requisite percentage of Lenders, and any such action shall be binding on all Credit Parties. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 9.02.
Section 8.04.
Liability of Agent.
(a)
The Administrative Agent, when acting on behalf of the Credit Parties, may execute any of its respective duties under this Agreement by or through any of its officers, agents and employees, and neither the Administrative Agent nor its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith, or be responsible for the consequences of any oversight or error of judgment, or for any loss, except to the extent of any liability imposed by law by reason of Administrative Agent’s own gross negligence or willful misconduct, in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment. Neither Administrative Agent nor its respective directors, officers, agents and employees shall in any event be liable for any action taken or omitted to be taken by it pursuant to instructions received by it from the requisite percentage of Lenders, or in reliance upon the advice of counsel selected by it; provided that, no action taken or not taken in accordance with the direction of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances) shall be deemed to constitute gross negligence or willful misconduct of the Administrative Agent, including, without limitation Section 9.03. Without limiting the foregoing, no Agent or any of its respective directors, officers, employees, or agents shall be: (i) responsible for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any recital, statement, warranty or representation in, this Agreement, any other Loan Document or any related agreement, document or order; (ii) required to ascertain or to make any inquiry concerning the performance or observance by any Loan Party of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents; (iii) responsible for the state or condition of any properties of the Loan Parties or any other obligor hereunder constituting Collateral for the Obligations or any information contained in the books or records of the Loan Parties; (iv) responsible for the validity, enforceability, collectability, effectiveness

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or genuineness of this Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) responsible for the validity, priority or perfection of any Lien securing or purporting to secure the Obligations or for the value or sufficiency of any of the Collateral.
(b)
The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through its agents or attorneys-in- fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the other Loan Documents. The exculpatory provisions of this Article VIII shall apply to any agent or attorney in fact and the Related Parties of each agent or attorney-in-fact. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
(c)
The Agent or any of its respective directors, officers, employees, or agents shall not have any responsibility to any Loan Party on account of the failure or delay in performance or breach by any other Credit Party (other than by Administrative Agent in its capacity as a Lender) of any of its respective obligations under this Agreement or any of the other Loan Documents or in connection herewith or therewith.
(d)
The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by them in good faith to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Loan Parties), independent accountants and other experts selected by any Loan Party or any Credit Party. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the requisite percentage of the Lenders as it deems appropriate or they shall first be indemnified to its satisfaction by the other Credit Parties against any and all liability and expense which may be incurred by them by reason of the taking or failing to take any such action.
Section 8.05.
Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has actual knowledge of the same or has received written notice from a Lender or Loan Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent obtains such actual knowledge or receives such written notice, the Administrative Agent shall give prompt notice thereof to each of the Lenders. Upon and during the occurrence of an Event of Default, the Administrative Agent shall (subject to the provisions of Section 9.02) take such action with respect to such Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Administrative Agent shall have received such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Event of Default as it shall deem advisable in the best interest of the Credit Parties. In no event shall the Administrative Agent be required to comply with any such directions to the extent that the Administrative Agent believes that its compliance with such directions would be unlawful.
Section 8.06.
Credit Decisions. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on the financial statements prepared by the Loan Parties and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Loan Parties and has made its own decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents.
Section 8.07.
Reserved.
Section 8.08.
Rights of Agent. It is understood and agreed that the Administrative Agent shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Loan Parties, as though it was not the Administrative Agent. Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of

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commercial or investment banking, trust, advisory or other business with the Loan Parties and their Affiliates as if it were not the Administrative Agent hereunder.
Section 8.09.
Notice of Transfer. The Administrative Agent may deem and treat a Lender party to this Agreement as the owner of such Lender’s portion of the Obligations for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 9.04.
Section 8.10.
Successor Agent. Administrative Agent may (and shall at the direction of Required Lenders) resign at any time by giving thirty (30) days’ prior written notice thereof to the Lenders and the Borrower. Upon any such resignation of the Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent, which, so long as there is no Event of Default continuing, shall be reasonably satisfactory to the Borrower (whose consent in any event shall not be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed by the Required Lenders and/or none shall have accepted such appointment within thirty (30) days’ after the retiring Agent’s giving of notice of resignation, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, so long as there is no Event of Default continuing, shall be reasonably satisfactory to the Borrower (whose consent shall not in any event be unreasonably withheld or delayed). If no successor Administrative Agent has been appointed by the date that is thirty (30) days following a retiring Administrative Agent’s notice of its resignation, then the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent until such time as a successor Administrative Agent has been appointed. Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Administrative Agent shall (to the extent not already discharged as provided above) be discharged from its duties and obligations under this Agreement.

After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article VIII and Section 9.03 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

Section 8.11.
Relation Among the Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or authorized to act for, any other Lender.
Section 8.12.
Reports and Financial Statements. By signing this Agreement, each Lender:
(1)
is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Borrower hereunder (including those described in Sections 5.01(a) through (d) hereof) and all examinations and appraisals of the Collateral received by the Administrative Agent (collectively, the “Reports”);
(2)
expressly agrees and acknowledges that the Administrative Agent (i) makes no representation or warranty as to the accuracy of the Reports, and (ii) shall not be liable for any information contained in any Report;
(3)
expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that any party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;
(4)
agrees to keep all Reports and other Information confidential in accordance with Section 9.12; and
(5)
without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Administrative Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Borrowings that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the

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indemnifying Lender’s purchase of, a Loan or Loans of the Borrower; and (ii) to pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Administrative Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.
Section 8.13.
Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Administrative Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other Applicable Law of the United States of America can be perfected only by possession or control. Should any Lender (other than Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor, shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.
Section 8.14.
Collateral and Guaranty Matters.
(a)
The Lenders irrevocably authorize the Administrative Agent to and the Administrative Agent shall,
(i)
release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations not then due and owing), (ii) that is sold or otherwise Disposed or to be sold or Disposed of (in each case, other than to the Borrower or any Loan Party) as part of or in connection with any sale or Disposition permitted under the Loan Documents or (iii) if approved, authorized or ratified in writing in accordance with Section 9.02;
(ii)
release any Loan Party from its obligations under the Loan Documents if such Person (i) ceases to be a Subsidiary or (ii) becomes an Excluded Subsidiary, in each case, as a result of a transaction or designation permitted hereunder; provided that no such release shall occur with respect to an entity that becomes an Excluded Subsidiary if such Loan Party continues to be a guarantor in respect of any Replacement ABL Facility unless and until each guarantor is (or is being simultaneously) released from its guarantee with respect to such Replacement ABL Facility;
(iii)
subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(e) or 6.02(g) or clause (g), (i), (j) or (k) of the definition of Permitted Encumbrances;
(iv)
release any Lien on any property granted to or held by the Administrative Agent under any Loan Document on any assets that are excluded from the Collateral; and
(v)
enter into or amend an intercreditor agreement with the collateral agent or other representatives of the holders of Indebtedness that is permitted to be secured by a Lien on the Collateral.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority, as applicable, to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Documents pursuant to this Section 8.14. In each case as specified in this Section 8.14, the Administrative Agent will, at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Loan Party from its obligations under the Loan Documents, in each case in accordance with the terms of the Loan Documents and this Section 8.14.

(b)
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is

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a party to any Hedging Agreement) take such actions as shall be reasonably requested by the Borrower as necessary or desirable to release, or document the release, by the Administrative Agent, of the security interest in any Collateral being sold, disposed of or transferred in a transaction permitted by the Loan Documents, in each case to a person other than the Borrower and its Subsidiaries, and to release any guarantee obligations under any Loan Documents of any person being sold, disposed of or transferred to a person other than the Borrower or its Subsidiaries, or no longer required to provide a guaranty hereunder to the extent necessary to permit consummation of such sales or dispositions of assets in accordance with the Loan Documents.
Section 8.15.
Erroneous Payments.
(a)
Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender in writing that the Administrative Agent has determined in its sole but reasonable discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the third Business Day after the Administrative Agent demands the return of such Erroneous Payment (or a portion thereof) to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including, without limitation, waiver of any defense based on “discharge for value” or any similar theory or doctrine. A notice of the Administrative Agent to any Lender under this clause (a) shall be conclusive, absent manifest error.
(b)
Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives a payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent, (y) that was not preceded or accompanied by notice of payment, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each case, if an error has been made each such Lender is deemed to have knowledge of such error, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar theory or doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within two (2) Business Days of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent of such occurrence and, upon written demand from the Administrative Agent, it shall promptly, but in all events no later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the third Business Day after the Administrative Agent demands the return of such Erroneous Payment (or a portion thereof) to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with industry rules on interbank compensation from time to time in effect.
(c)
The Borrower and each other Loan Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason (and without limiting the Administrative Agent’s rights and remedies under this Section 8.15), the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.

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(d)
In addition to any rights and remedies of the Administrative Agent provided by law, Administrative Agent shall have the right, without prior notice to any Lender, such notice being expressly waived by such Lender to the extent permitted by applicable law, with respect to any Erroneous Payment for which a written demand has been made in accordance with this Section 8.15 and which has not been returned to the Administrative Agent within the time period required hereunder, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Administrative Agent or any of its Affiliate, branch or agency thereof to or for the credit or the account of such Lender. Administrative Agent agrees promptly to notify the Lender after any such setoff and application made by Administrative Agent; provided that the failure to give such notice shall not affect the validity of such setoff and application.
(e)
Each party’s obligations under this Section 8.15 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
Article IX

Miscellaneous
Section 9.01.
Notices.
(a)
Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, e-mailed or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)
if to the Borrower, to it at:

c/o Eastman Kodak Company
343 State Street
Rochester, New York 14650
Attention: General Counsel
Tel: 585-724-4000
Fax: 585-724-1089
E-mail: roger.byrd@kodak.com

with a copy to:

Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10005
Attention: S. Neal McKnight
E-mail: mcknight@sullcrom.com

(ii)
if to the Administrative Agent, to:

Alter Domus (US) LLC
225 W. Washington St., 9th Floor
Chicago, Illinois 60606
Attention: Legal Department –Agency, Emily Ergang Pappas and Bill Ryan
Phone: 312-564-5100
Fax: 312-376-0751
Email: legal_agency@alterdomus.com; emily.ergangpappas@alterdomus.com and bill.ryan@alterdomus.com

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with a copy to (which shall not constitute notice):

Holland & Knight LLP
150 North Riverside Plaza, Suite 2700
Chicago, Illinois 60606
Attention: Joshua M. Spencer
Fax: 312-578-6666
Email: Joshua.spencer@hklaw.com and alterdomus@hklaw.com

and:

Akin Gump Strauss Hauer & Feld LLP
~~One Bryant Park~~33 Arch Street, Suite 2500
~~New York, New York 10036~~Boston, MA 02110
Attn: ~~Ryan Kim;~~ Josh Peary
Fax: ~~212-872-1002~~617-535-6160
Email: ~~kimr~~JPeary@akingump.com
 ~~JPeary@akingump.com~~

(iii)
if to a Lender, to it at its mail or e-mail address (or telecopy number) set forth in its Administrative Questionnaire.

Any email notice to the Administrative Agent shall be in “pdf” format. Any party hereto may change its address, email address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

(b)
Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient; and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)
The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Loan Parties’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross

4933-2630-4118 v.6

negligence or willful misconduct of such Agent Party (or its Related Parties); provided, however, that in no event shall Agent Party have any liability to any Loan Party, any Lender or any other Person, nor shall any Loan Party have any liability to Agent Party, any Lender or any other Person, for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages); provided further that this clause (c) shall not limit the indemnity obligations of the Borrower or any Subsidiary to the extent otherwise set forth in Section 9.03.
Section 9.02.
Waivers; Amendments.
(a)
No failure or delay by the Administrative Agent, or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time.
(b)
Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower, Administrative Agent and the Required Lenders, or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent that is a party thereto and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders (other than an amendment or modification (x) to correct, amend, cure any ambiguity, inconsistency, defect or correct any typographical error or other manifest error in this Agreement or any other Loan Document, (y) to comply with Applicable Law or advice of local counsel in respect of a Security Document or (z) to cause a Security Document to be consistent with this Agreement and the other Loan Documents, which may be amended or modified by the agreement of the Borrower and the Administrative Agent); provided that no such agreement shall:
(i)
increase the Commitment of any Lender without the written consent of such Lender,
(ii)
reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender whose principal amount of its Loan or rate of interest or fees payable would be reduced (it being understood and agreed that waivers of any Defaults, Events of Defaults or additional interest payable during the continuation of an Event of Default shall not be deemed to be a reduction in the rate of interest or any fees payable hereunder),
(iii)
postpone the scheduled date of payment of the principal amount of any Loan under Section 2.05 or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender whose payment would be so postponed, reduced, waived or excused or each Lender with Commitments for which the scheduled date of expiration would be postponed, as applicable,
(iv)
amend or modify Section 2.11(b), 2.11(c) or 7.03, without the written consent of each Lender,
(v)
amend or modify any of the provisions of this Section 9.02 or reduce the percentage set forth in (x) the definition of “Required Lenders” or (y) any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender,

4933-2630-4118 v.6

(vi)
release all or substantially all of the Guarantors from their Guarantees under the Security Agreement, or limit the liability of all or substantially all of the Guarantors in respect of their Guarantees under the Security Agreement, in each case without the written consent of each Lender,
(vii)
release all or substantially all of the Collateral from the Liens of the Security Documents (except with respect to sales or transfers of, and other transactions relating to, Collateral permitted pursuant to the Loan Documents as of the Closing Date), without the written consent of each Lender; or
(viii)
subordinate the Liens on the Collateral securing the Obligations to any other Indebtedness (other than in connection with a Replacement ABL Facility approved by the Required Lenders) or (y) subordinate the Obligations in right of payment to any other Indebtedness, in each case, without the written consent of each Lender.

provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent without the prior written consent of the Administrative Agent, as the case may be. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.02 and any consent by any Lender pursuant to this Section 9.02 shall bind any successor or assignee of such Lender.

(c)
If any Lender refuses to consent to any amendment or modification to or waiver of any Loan Document requested by the Borrower that requires the consent of all Lenders or all affected Lenders in accordance with this Section 9.02, and such amendment, modification or waiver is consented to by the Required Lenders (a “Non-Consenting Lender”), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts).
Section 9.03.
Expenses; Indemnity; Damage Waiver.
(a)
The Borrower agrees to pay (i) all reasonable and documented out-of-pocket expenses (including the reasonable fees and documented expenses of other advisors and professionals engaged by the Administrative Agent or the Initial Lenders in consultation with the Borrower) incurred by the Administrative Agent or the Initial Lenders and their respective Affiliates, and in the case of legal fees and expenses, limited to the reasonable fees, charges and disbursements of one primary counsel designated by the Administrative Agent (and appropriate local and/or special counsel for each relevant jurisdiction and/or specialized area of law, but limited to one local and/or special counsel in each such jurisdiction or specialized area of law) for the Administrative Agent and the one primary counsel for the Initial Lenders (and appropriate local and/or special counsel for each relevant jurisdiction and/or specialized area of law, but limited to one local and/or special counsel in each such jurisdiction or specialized area of law (absent any actual or perceived conflict of interest in which case the Administrative Agent and Lenders who are similarly situated may engage and be reimbursed for one additional primary counsel and one additional local and/or special counsel in each relevant jurisdiction or specialized area of law for group members who are similarly situated)), in connection with the syndication and distribution (including, without limitation, via the internet or through an electronic system) of the credit facilities provided for herein, the preparation, execution, delivery and administration of the Loan Documents, the Refinancing Transactions, the amendments to the Existing Term Loan Facility, or related to any transactions and financings of the Borrower contemplated or otherwise permitted by this Agreement (including without limitation, any intercreditor matters, side letters and governance rights), and any amendments, supplements, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all documented out-of-pocket expenses incurred by Administrative Agent or any Lender and their respective Affiliates, including the fees, charges and disbursements of any counsel or other professional consultants for the Administrative Agent or any Lender, in connection with the enforcement, collection or protection of their rights in connection with the Loan Documents, including their rights under this Section 9.03, or in connection with the Loans made hereunder, including all such out-of-pocket expenses (including the fees, charges and disbursements of any counsel or other professional consultants for Administrative Agent or any Lender) incurred

4933-2630-4118 v.6

during any workout, restructuring or negotiations in respect of such Loans; provided that the Borrower shall not be required to reimburse any fees or expenses, including legal fees, incurred by the Administrative Agent or the Lenders in connection with the joinder of any Foreign Subsidiary organized outside of Canada or the United Kingdom as a Loan Party in accordance with Section 5.17 or any action taken in connection therewith.
(b)
The Borrower agrees to indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless (on an aftertax basis) from, any and all losses, claims, causes of action, damages, liabilities, settlement payments, costs and related expenses, including the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of:
(i)
the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Refinancing Transactions or any other transactions contemplated hereby or thereby,
(ii)
any Loan or the use of the proceeds therefrom,
(iii)
any actual or alleged presence or release of or exposure to Hazardous Materials on or from any property currently or formerly owned, leased or operated by the Borrower or any Subsidiary (including any predecessor for whom the Borrower or any such Subsidiary bears liability contractually or by operation of law), or any Environmental Liability, or
(iv)
any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto;

provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, costs or related expenses (A) are determined by a court of competent jurisdiction by final non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee (or its affiliates, officers, directors, employees, advisors and agents), (B) relate to Hazardous Materials that are first placed at any property owned by the Borrower or any Subsidiary after such property is transferred to any Indemnitee or its successors and assigns by foreclosure, deed in lieu of foreclosure or similar transfer or (C) arise from a dispute solely among Indemnitees not involving any act or omission on the part of the Borrower or its Subsidiaries or Affiliates, other than any losses, claims, damages, liabilities or costs incurred by or asserted against the Administrative Agent acting in its capacity as such under this Agreement or any Loan Document; provided further that the Indemnitees shall be entitled to reimbursement for no more than one counsel representing the Administrative Agent and its respective Related Parties and one counsel representing the Lenders and their respective Related Parties (and, in each case, appropriate local counsel and special counsel in each applicable local jurisdictions and/or for each specialized area of law, but limited to one local counsel in each such jurisdiction and one special counsel in each such area of law and solely in the case of a conflict of interest, one additional primary counsel and one additional counsel in each relevant jurisdiction and/or specialized area of law to the affected Indemnitees who are similarly situated).

(c)
Each Lender shall indemnify and hold harmless the Administrative Agent and its Related Parties (to the extent not indefeasibly and timely indemnified by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), based on and to the extent of such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all losses, claims, damages, liabilities and related expenses (including reasonable and documented or invoiced out-of-pocket fees and expenses of counsel for the Administrative Agent and its Related Parties, taken as a whole (and appropriate local and/or special counsel for each relevant jurisdiction and/or specialized area of law, but limited to one local and/or special counsel in each such jurisdiction or specialized area of law), of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Administrative Agent or any of its Related Parties in any way relating to or arising out of or in connection with this Agreement or any other Loan Document or any action taken or omitted to be taken by the Administrative Agent or any of its Related Parties. Without limiting the foregoing, each Lender shall promptly following written demand therefor, pay or reimburse the Administrative Agent based on and to

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the extent of such Lender’s pro rata share of all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of any rights or remedies under this Agreement or the other Loan Documents (including all such out-of-pocket costs and expenses incurred during any legal proceeding, including any proceeding under any debtor relief law, and including all respective fees, charges and disbursements of for the Administrative Agent and its Related Parties, taken as a whole (and appropriate local and/or special counsel for each relevant jurisdiction and/or specialized area of law, but limited to one local and/or special counsel in each such jurisdiction or specialized area of law), to the extent that the Administrative Agent and its Related Parties are not timely reimbursed for such expenses by or on behalf of the Borrower. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the outstanding Loans and unused Commitments at such time (or if such indemnity payment is sought after the date on which the Loans have been paid in full and the Commitments are terminated in accordance with such Lender’s pro rata share immediately prior to the date on which the Loans are paid in full and the Commitments are terminated).
(d)
To the extent permitted by Applicable Law, no party to this Agreement shall assert, and each party to this Agreement hereby waives, any claim against any other party to this Agreement, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Refinancing Transactions, any Loan or the use of the proceeds thereof; provided that this clause (d) shall not limit the indemnity obligations of the Borrower or any Subsidiary to the extent otherwise set forth in Section 9.03(a) through (c).
(e)
All amounts due under this Section 9.03 shall be payable within thirty (30) days after written demand therefor (including documentation reasonably supporting such request).

For the avoidance of doubt, this Section 9.03 shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

Section 9.04.
Successors and Assigns.
(a)
Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document except to the extent otherwise permitted as a result of mergers or consolidations permitted hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower shall be null and void) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 9.04(b), (ii) by way of participation in accordance with the provisions of Section 9.04(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 9.04(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 9.04(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Credit Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
Assignments by Lenders. Subject to clause (vii) of this Section 9.04(b), any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)
Minimum Amounts:
(A)
in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, no minimum amount need be assigned; and

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(B)
in any case not described in subsection (b)(i)(A) of this Section 9.04, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent, shall not be less than $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;
(ii)
Proportionate Amounts. Each partial assignment by a Lender shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to such Lender’s Loan;
(iii)
Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section 9.04 and, in addition:
(A)
the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (i) a Specified Event of Default has occurred and is continuing at the time of such assignment or (ii) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund of such Lender; provided that the Borrower shall be deemed to have consented to any such assignment (other than to a Disqualified Institution) if it shall not have responded to a consent request with respect thereto within ten (10) Business Days of written receipt thereof; and
(B)
the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments except if such assignment is to a Person that is a Lender, an Affiliate of such Lender or an Approved Fund of such Lender.
(iv)
Assignment and Acceptance. The parties to each assignment (other than assignments by a Lender to its Affiliate or an Approved Fund of such Lender or pursuant to Section 2.12 or 9.04(f)) shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent (i) an Administrative Questionnaire and (ii) all documentation and other information reasonably determined by the Administrative Agent to be required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
(v)
Assignments to Borrower. Notwithstanding anything to the contrary contained in this Section 9.04 or any other provision of this Agreement, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, each Lender shall have the right at any time to sell, assign or transfer all or a portion of its Loans, owing to it to Borrower or any of its Subsidiaries on a non-pro rata basis, subject to the following limitations:
(A)
To effectuate such repurchase the Borrower or such Subsidiary of the Borrower must effectuate such repurchase (for all or any portion of the Loans) pursuant to one or more modified Dutch auctions (each, an “Auction”), provided that, (x) notice of the Auction shall be made to Administrative Agent (for distribution to the Lenders) and (y) the Auction shall be conducted pursuant to reasonable and customary procedures as the Auction Manager may establish which are consistent with this Section 9.04(b)(v) and the Auction procedures set forth on Exhibit L and are otherwise reasonably acceptable to Borrower, the Auction Manager, and Administrative Agent;

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(B)
With respect to all repurchases made by Borrower or such Subsidiary of the Borrower pursuant to this Section 9.04(b)(v), (x) Borrower shall deliver to the Auction Manager a certificate of a Responsible Officer stating that (1) no Default or Event of Default has occurred and is continuing or would result from such repurchase and (2) as of the launch date of the related Auction and the effective date of any Affiliate Assignment Agreement, the Borrower is not in possession of any material non-public information regarding Borrower or its Subsidiaries, or their assets, that has not previously been disclosed to the Auction Manager, Administrative Agent and any Lenders (taken into account all public information available about Borrower and its Subsidiaries) and (y) the assigning Lender, Borrower and any Subsidiary of the Borrower making such repurchase shall execute and deliver to the Auction Manager an Affiliate Assignment Agreement; and
(C)
Following repurchase pursuant to this Section 9.04(b)(v), the Loans so repurchased shall, without further action by any Person, be deemed cancelled for all purposes and no longer outstanding (and may not be resold by Borrower (or its Subsidiaries, as applicable)), for all purposes of this Agreement and all other Loan Documents, including, but not limited to (x) the making of, or the application of, any payments to the Lenders under this Agreement or any other Loan Document, (y) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Loan Document or (z) the determination of Required Lenders, or for any similar or related purpose, including calculation of Excess Cash Flow, under this Agreement or any other Loan Document. In connection with any Loans repurchased and cancelled pursuant to this Section 9.04(b)(v), Administrative Agent is authorized to make appropriate entries in the Register to reflect any such cancellation.
(vi)
Assignment with regards to Defaulting Lenders. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
(vii)
Control by KLIM. Unless a Specified Event of Default has occurred and is continuing, KLIM or funds controlled by KLIM shall retain beneficial ownership of and full voting rights with respect to at least a majority of the outstanding principal amount of all Loans and Commitments in respect thereof at all times.

Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the “know your customer” documentation requested by the Administrative Agent (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 9.04(b) and any written consent to such assignment required by Section 9.04(b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Assignment unless it has been recorded in the Register as provided in this paragraph.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 9.04, from and after the date of such recordation in the Register, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest

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assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.11, 2.12, 2.13 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Promptly following request, the Borrower (at its expense) shall execute and deliver a promissory note to the assignee Lender (provided that such assignee Lender shall use its commercially reasonable efforts to cause the assignor Lender to deliver to the Borrower any promissory notes delivered to it by the Borrower hereunder). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.04(d).

(c)
Register. The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Loan Party and any Lender at any reasonable time and from time to time upon reasonable prior written notice.
(d)
Participations. Any Lender may at any time, without the consent of, or notice to, the Loan Parties or the Administrative Agent, sell participations to any Person (other than a natural person, the Loan Parties or any of the Loan Parties’ Affiliates or Subsidiaries or to any Disqualified Institution) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (x) such Lender’s obligations under this Agreement shall remain unchanged, (y) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (z) the Loan Parties, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, supplement, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, supplement, modification or waiver described in the first proviso to Section 9.02(b) that requires the consent of each Lender or each affected Lender. Subject to Section 9.04(e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.09, and 2.10 (subject to the requirements and limitations of such Sections, including the requirements under Section 2.13(f) (it being understood that the documentation required under Section 2.10(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11(c) as though it were a Lender.
(e)
Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 2.09 or 2.10 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent, which shall not be unreasonably withheld or delayed, and except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 2.10 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.10(f) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register in the United States on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form

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under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(f)
Certain Pledges. Any Lender may at any time grant, pledge, hypothecate or assign a security interest in all or any portion of its rights under this Agreement (including under its promissory note, if any) to secure obligations of such Lender, including any grant, pledge, hypothecation or assignment to secure obligations to a Federal Reserve Bank or other central bank, and none of the restrictions or conditions set forth in this Section 9.04 related to any grant, pledge, hypothecation or assignment shall apply to any such grant, pledge, hypothecation or assignment of a security interest; provided that no such grant, pledge, hypothecation or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such grantee, pledgee, hypothecatee or assignee for such Lender as a party hereto.
(g)
Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(h)
The Administrative Agent may conclusively rely on the list of Disqualified Institutions provided by the Borrower (or any supplement thereto) for all purposes of this Agreement and the other Loan Documents, executing and delivering any Assignment and Acceptance, making any recording in the Register in respect of such Assignment and Acceptance or otherwise, and shall have no liability of any kind to any Loan Party or any Affiliate thereof, any Lender or any other Person if such list of Disqualified Institutions (or any supplement thereto) is incorrect or if any Person is incorrectly identified in such list of Disqualified Institutions (or any supplement thereto) as a Person to whom no assignment is to be made. Notwithstanding anything to the contrary contained in this Agreement, (a) the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to a Disqualified Institution and (b) the Borrower and the Lenders acknowledge and agree that the Administrative Agent shall have no responsibility or obligation to determine whether any Lender or potential Lender is a Disqualified Institution and that the Administrative Agent shall have no liability with respect to any assignment or participation made to a Disqualified Institution.
(i)
Notwithstanding any provision to the contrary, any Lender may assign to one or more special purpose funding vehicles that are not Disqualified Institutions (each, an “SPV”) all or any portion of its funded Loans (without the corresponding Commitment), without the consent of any Person or the payment of a fee, by execution of a written assignment agreement in a form agreed to by such Lender and such SPV, and may grant any such SPV the option, in such SPV’s sole discretion, to provide the Borrower all or any part of any Loans that such Lender would otherwise be obligated to make pursuant to this Agreement. Such SPVs shall have all the rights which a Lender making or holding such Loans would have under this Agreement (subject to the requirements and limitations to which the Lender would subject under this Agreement) but no obligations; provided that the Lender shall make all determinations on behalf of the SPV with respect to any matters requiring the consent or approval of the SPV hereunder and the Agent and the Borrower shall be entitled to rely on such determination by the Lender, without further inquiry and notwithstanding any communication to the contrary by the SPV; provided further an SPV shall not be entitled to receive any greater payment under Section 2.09 or 2.10 than the applicable granting Lender would have been entitled to receive absent such grant, without the consent of the Borrower (such consent not to be unreasonably withheld or delayed). The Lender making such assignment shall remain liable for all its original obligations under this Agreement, including its Commitment (although the unused portion thereof shall be reduced by the principal amount of any Loans held by an SPV). Notwithstanding such assignment, the Agent and Borrower may deliver notices to the Lender making such assignment (as agent for the SPV) and not separately to the SPV.
Section 9.05.
Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to

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this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid (other than any contingent indemnification obligations not then due and payable) and so long as the Commitments have not expired or terminated. The provisions of Sections 2.11, 2.12, 2.13 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans or the termination of this Agreement or any provision hereof.
Section 9.06.
Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 9.07.
Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 9.08.
Right of Setoff. If one or more Events of Default shall have occurred and be continuing, each Lender shall have the right, in addition to and not in limitation of any right which any such Lender may have under Applicable Law or otherwise, to set off and apply any and all deposits (general or special, time or demand, provisional or final), at any time held and other obligations at any time owing by such Lender or its Affiliates to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. No Credit Party will, or will permit its Participant to, exercise its rights under this Section 9.08 without the consent of the Administrative Agent or the Required Lenders. ANY AND ALL RIGHTS TO REQUIRE THE ADMINISTRATIVE AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES ANY OF THE OBLIGATIONS PRIOR TO THE EXERCISE OF THE SETOFF RIGHTS UNDER THIS SECTION ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.
Section 9.09.
GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.
(a)
THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).
(b)
Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court of the Southern District of New York, in each case sitting in New York County, and any appellate court from any thereof (and, to the extent necessary to enforce the Administrative Agent’s or the Lenders’ rights under the Loan Documents, courts where Collateral may be located or deemed to be located and any appellate court thereof), in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment relating

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to any Loan Document, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)
Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)
Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 9.10.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE REFINANCING TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 9.11.
Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Section 9.12.
Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below) except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors, and funding sources on a “need to know” basis (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and shall agree to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Applicable Law or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to a written agreement containing provisions substantially the same as those of this Section 9.12, to any assignee of or Participant in, or any prospective assignee of or Participant in (other than, in each case, any Disqualified Institution), any of its rights or obligations under this Agreement, (g) with the prior written consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.12 or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the avoidance of doubt, the obligations of any Lender under this Section 9.12 shall not be abrogated by such Lender’s assignment of all of its Loans under this Agreement. For the purposes of this Section 9.12, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

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Section 9.13.
Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under Applicable Law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with Applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
Section 9.14.
Patriot Act. Each Lender and the Administrative Agent hereby notifies the Borrower and the other Loan Parties that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower and the other Loan Parties, which information includes the name and address of the Borrower and the other Loan Parties and other information that will allow such Lender to identify the Borrower and the other Loan Parties in accordance with the USA PATRIOT Act.
Section 9.15.
Additional Waivers.
(a)
The Obligations are the joint and several obligations of each Loan Party. To the fullest extent permitted by Applicable Law, the obligations of each Loan Party hereunder shall not be affected by (i) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release of any Loan Party from, any of the terms or provisions of, this Agreement or any other Loan Document, (other than as expressly contemplated by such waiver, amendment or modification), (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Administrative Agent or any Lender or (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Loan Party or its assets or any resulting release or discharge of any obligation of any other Loan Party under any Loan Documents.
(b)
The obligations of each Loan Party to pay the Obligations in full hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of all Obligations and termination of the Commitments), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof (other than to the extent such waiver or modification so expressly waives or modifies such obligations or remedies), any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the payment in full in cash of all Obligations (other than contingent indemnification obligations not then due and payable) and termination of the Commitments).
(c)
To the fullest extent permitted by Applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the payment in full in cash of all the Obligations (other than contingent indemnification obligations not then due and payable) and termination of the Commitments. The Administrative Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been paid in full in cash (other than contingent indemnification obligations not then due and payable) and the Commitments terminated. Pursuant to Applicable Law, each Loan Party waives any defense arising out of any such

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election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.
(d)
Each Loan Party (except for the Borrower) is a direct or indirect subsidiary of the Borrower, and each Loan Party acknowledges that (x) together with the other Loan Parties, it makes up a related organization of various entities constituting a single economic and business enterprise such that the Loan Parties share a common identity of interests and any benefit received by any one Loan Party benefits the other Loan Parties, and
(e)
it will derive substantial benefit from the making of the Loans by the Lenders. Each Loan Party hereby agrees to keep each other Loan Party fully apprised at all times as to the status of its business, affairs, finances, and financial condition, and its ability to perform its Obligations under the Loan Documents and in particular as to any adverse developments with respect thereto. Each Loan Party hereby agrees to undertake to keep itself apprised at all times as to the status of the business, affairs, finances, and financial condition of each other Loan Party, and of the ability of each other Loan Party to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect to any thereof. Each Loan Party hereby agrees, in light of the foregoing mutual covenants to inform each other, and to keep themselves and each other informed as to such matters, that the none of the Administrative Agent or any Lender shall have any duty to inform any Loan Party of any information pertaining to the business, affairs, finances, or financial condition of any other Loan Party, or pertaining to the ability of any other Loan Party to perform its Obligations under the Loan Documents, even if such information is adverse, and even if such information might influence the decision of one or more of the Loan Parties to continue to be jointly and severally liable for, or to provide Collateral for, Obligations of one or more of the other Loan Parties. To the fullest extent permitted by Applicable Law, each Loan Party hereby expressly waives any duty of the Administrative Agent or any Lender to inform any Loan Party of any such information.
Section 9.16.
No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (a) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s length commercial transaction between the Loan Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, Administrative Agent and Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (c) none of the Administrative Agent or Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Administrative Agent or Lenders has advised or is currently advising any Loan Party or any of its Affiliates on other matters) and none of the Administrative Agent or Lenders has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (d) the Administrative Agent and Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Administrative Agent or Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) none of the Administrative Agent and Lenders have provided or will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty.
Section 9.17.
Intercreditor Agreement.
(a)
Notwithstanding any provisions in the Agreement or any other Loan Document to the contrary, the terms, conditions and provisions of this Agreement and the other Loan Documents are subject to the term of the

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Intercreditor Agreement. To the extent there is a conflict between the Loan Documents and the Intercreditor Agreement, the terms and conditions of the Intercreditor Agreement shall control.
(b)
Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies of the Administrative Agent (and the Lenders) shall be subject to the terms of the Intercreditor Agreement.

[SIGNATURE PAGES FOLLOW]

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EASTMAN KODAK COMPANY, as Borrower

By:
Name:
Title:

[Signature Page to the Credit Agreement]

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ALTER DOMUS (US) LLC, as Administrative Agent

By:
Name:
Title:

[Signature Page to the Credit Agreement]

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[●], as a Lender

By:
Name:
Title:

[●], as a Lender

By:
Name:
Title:

[Signature Page to the Credit Agreement]

4933-2630-4118 v.6